United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 6/30/21

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT June 30, 2021

Janus Henderson VIT Balanced Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

PORTFOLIO SNAPSHOT

Balanced Fund’s dynamic asset allocation strategy has the flexibility to defensively position ahead of market volatility while seeking strong risk-adjusted returns. Unlike many competitor products, where asset allocations are constrained by static targets, the Fund’s asset allocations may vary between 35% to 65% equities depending on market conditions.

Jeremiah Buckley co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Lam Research Corp	2.64%	0.48%	Mastercard Inc	3.88%	-0.40%
Alphabet Inc - Class C	4.98%	0.34%	Merck & Co Inc	1.78%	-0.22%
Morgan Stanley	2.12%	0.31%	Progressive Corp	1.82%	-0.20%
Eli Lilly & Co	1.95%	0.31%	Monster Beverage Corp	1.14%	-0.18%
NVIDIA Corp	1.90%	0.30%	Honeywell International Inc	1.82%	-0.16%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Information Technology	0.61%	31.94%	26.99%
	Utilities	0.35%	0.00%	2.62%
	Industrials	0.13%	8.61%	8.59%
	Health Care	0.10%	15.37%	13.11%
	Communication Services	0.06%	9.89%	10.97%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Energy	-0.69%	0.00%	2.74%
	Consumer Discretionary	-0.55%	16.93%	12.47%
	Financials	-0.29%	9.67%	11.27%
	Consumer Staples	-0.11%	6.29%	6.07%
	Real Estate	-0.10%	0.60%	2.47%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series	1

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.2%
Alphabet Inc - Class C
Interactive Media & Services	3.6%
Apple Inc
Technology Hardware, Storage & Peripherals	3.3%
Amazon.com Inc
Internet & Direct Marketing Retail	3.0%
Mastercard Inc
Information Technology Services	2.4%
17.5%

Asset Allocation - (% of Net Assets)
Common Stocks	64.5%
Corporate Bonds	13.0%
United States Treasury Notes/Bonds	9.4%
Asset-Backed/Commercial Mortgage-Backed Securities	5.2%
Mortgage-Backed Securities	5.0%
Investment Companies	4.0%
Inflation-Indexed Bonds	1.4%
Bank Loans and Mezzanine Loans	0.4%
Preferred Stocks	0.2%
Other	(3.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of December 31, 2020

2	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	8.56%	24.28%	13.76%	10.51%	10.32%	0.62%
Service Shares	8.45%	24.00%	13.48%	10.24%	10.13%	0.87%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%	10.49%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.60%	-0.33%	3.03%	3.39%	5.08%
Balanced Index	7.43%	20.92%	11.16%	9.82%	8.31%
Morningstar Quartile - Institutional Shares	-	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	422/703	30/662	35/545	10/210

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Janus Aspen Series	3

Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective April 3, 2021, Jeremiah Buckley, Michael Keough, and Greg Wilensky are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Institutional Shares	$1,000.00	$1,085.60	$3.15	$1,000.00	$1,021.77	$3.06	0.61%
Service Shares	$1,000.00	$1,084.50	$4.39	$1,000.00	$1,020.58	$4.26	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 5.2%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 0.9529%, 9/15/34 (144A)‡	$3,072,117	$3,072,174
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	228,189	228,189
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	1,495,188	1,500,490
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	1,391,335	1,399,658
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	2,297,929	2,312,250
Arbys Funding LLC 2020-1A, 3.2370%, 7/30/50 (144A)	8,176,215	8,528,878
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	1,122,676	1,295,857
Bank 2019-BN17, 3.7140%, 4/15/52	2,498,288	2,813,309
Bank 2019-BN18, 3.5840%, 5/15/62	4,251,505	4,773,435
Bank 2019-BN20, 3.0110%, 9/15/62	2,044,338	2,208,568
Bank 2019-BN23, 2.9200%, 12/15/52	3,677,640	3,970,375
Bank 2019-BNK24, 2.9600%, 11/15/62	864,000	930,201
Barclays Comercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	2,528,000	2,864,922
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9229%, 8/15/36 (144A)‡	2,087,000	2,088,608
Benchmark Mortgage Trust 2020-B16, 2.7320%, 2/15/53	2,207,000	2,335,635
BVRT Financing Trust, 1.8270%, 7/10/32‡	123,281	123,281
BVRT Financing Trust 2021-1F M1, 1.5600%, 7/1/33‡	1,100,401	1,100,475
BVRT Financing Trust 2021-2F M1, 1.5600%, 1/10/32‡	3,476,726	3,476,726
BVRT Financing Trust 2021-CRT1 M2, 2.3270%, 1/10/33‡	3,439,000	3,445,448
BVRT Financing Trust 2021-CRT2 M1, 1.8451%, 11/10/32‡	3,801,315	3,801,315
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 0.8230%, 11/15/35 (144A)‡	1,674,067	1,674,843
BX Commercial Mortgage Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	2,230,000	2,401,899
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	1,121,000	1,229,932
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	2,229,000	2,428,652
BX Commercial Mortgage Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	3,343,000	3,586,417
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 0.9930%, 10/15/36 (144A)‡	4,051,064	4,058,076
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.1530%, 10/15/36 (144A)‡	657,223	657,976
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.0730%, 11/15/32 (144A)‡	7,005,575	7,023,533
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.4230%, 11/15/32 (144A)‡	1,237,838	1,240,393
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.6230%, 11/15/32 (144A)‡	1,128,791	1,131,878
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 0.8730%, 2/15/36 (144A)‡	4,525,000	4,532,161
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 0.8730%, 2/15/36 (144A)‡	5,146,000	5,153,972
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,140,000	1,241,859
CarMax Auto Owner Trust 2017-3, 2.7200%, 5/15/23	2,701,000	2,712,952
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	4,652,000	4,682,492
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	1,757,000	1,777,947
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	2,398,000	2,399,767
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	4,188,444	4,187,285
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 0.9729%, 11/15/37 (144A)‡	6,622,407	6,641,248
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.3729%, 11/15/37 (144A)‡	2,944,057	2,950,742
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.7229%, 11/15/37 (144A)‡	2,955,853	2,963,262
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	1,108,775	1,115,254

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	$1,185,965	$1,190,579
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 4.9915%, 11/25/24‡	319,998	329,334
Connecticut Avenue Securities Trust 2016-C03,
ICE LIBOR USD 1 Month + 5.9000%, 5.9915%, 10/25/28‡	631,672	663,110
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.3415%, 1/25/29‡	1,565,511	1,634,438
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 4.3415%, 4/25/29‡	1,957,353	2,040,188
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6415%, 7/25/29‡	2,126,010	2,199,289
Connecticut Avenue Securities Trust 2017-C06 1M2,
ICE LIBOR USD 1 Month + 2.6500%, 2.7415%, 2/25/30‡	1,635,067	1,664,700
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.4915%, 4/25/31 (144A)‡	2,072,131	2,082,393
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.3915%, 8/25/31 (144A)‡	1,165,830	1,173,721
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2415%, 9/25/31 (144A)‡	1,688,182	1,700,145
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.1915%, 6/25/39 (144A)‡	1,755,570	1,756,657
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.0915%, 7/25/39 (144A)‡	1,486,698	1,492,443
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.1915%, 10/25/39 (144A)‡	652,224	654,646
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.0915%, 1/25/40 (144A)‡	3,770,825	3,786,747
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0029%, 11/15/36 (144A)‡	2,618,339	2,622,586
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	258,704	260,638
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.0530%, 5/15/36 (144A)‡	7,812,000	7,823,818
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5030%, 5/15/36 (144A)‡	1,486,000	1,488,027
Credit Suisse Commercial Mortgage Trust 2020-UNFI, 4.1682%, 12/6/22‡	2,312,000	2,309,028
Credit Suisse Commercial Mortgage Trust 2021-WEHO A, 4.0422%, 4/15/23‡	4,280,225	4,280,031
DB Master Finance LLC 2019-1A A23, 4.3520%, 5/20/49 (144A)	1,289,040	1,426,362
DB Master Finance LLC 2019-1A A2I, 3.7870%, 5/20/49 (144A)	1,612,283	1,633,566
DB Master Finance LLC 2019-1A A2II, 4.0210%, 5/20/49 (144A)	1,014,923	1,070,835
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	4,917,000	4,892,667
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	911,385	983,084
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	3,349,125	3,494,783
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	2,015,325	2,194,061
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	6,437,513	6,955,422
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	2,997,000	3,032,606
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	2,613,000	2,661,789
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	220,457	222,465
Drive Auto Receivables Trust 2018-4, 3.6600%, 11/15/24	30,296	30,329
Exeter Automobile Receivables Trust 2021-1A C, 0.7400%, 1/15/26	965,000	964,234
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,089,000	3,087,558
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 0%, 7/15/38 (144A)‡	6,114,000	6,114,000
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 0%, 7/15/38 (144A)‡	1,663,000	1,663,000
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.0915%, 7/25/25‡	1,754,085	1,799,372
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.7915%, 4/25/28‡	1,331,102	1,409,812
Fannie Mae REMICS, 3.0000%, 5/25/48	3,526,092	3,737,559

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Fannie Mae REMICS, 3.0000%, 11/25/49	$4,810,305	$5,093,815
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.6416%, 7/25/28‡	1,810,072	1,890,064
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0415%, 10/25/49 (144A)‡	688,488	691,737
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0180%, 12/25/50 (144A)‡	4,640,000	4,683,067
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 3.2415%, 9/25/50 (144A)‡	2,020,920	2,043,655
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6180%, 11/25/50 (144A)‡	7,495,000	7,642,564
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3180%, 8/25/33 (144A)‡	1,710,000	1,753,522
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 2.2680%, 8/25/33 (144A)‡	2,628,000	2,658,458
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1070%, 12/15/36 (144A)‡	1,067,000	1,068,126
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.4070%, 12/15/36 (144A)‡	1,195,000	1,195,416
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.7060%, 12/15/36 (144A)‡	1,332,000	1,332,488
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	1,603,823	1,843,809
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	2,669,380	3,031,020
GS Mortgage Securities Trust 2020-GC45, 2.9106%, 2/13/53	2,189,000	2,347,086
GS Mortgage Securities Trust 2020-GC47, 2.3772%, 5/12/53	3,112,000	3,206,921
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	3,528,338	3,869,955
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	3,528,338	3,585,349
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	4,962,500	5,241,495
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 0.7730%, 3/15/38 (144A)‡	8,608,000	8,622,408
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 1.1730%, 3/15/38 (144A)‡	4,272,000	4,281,116
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	3,873,000	3,885,521
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 0.8738%, 4/15/38 (144A)‡	9,039,888	9,047,049
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 1.4238%, 4/15/38 (144A)‡	4,357,691	4,361,874
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	2,782,000	2,945,925
Morgan Stanley Capital I Trust 2019-H6, 3.4170%, 6/15/52	1,423,916	1,576,227
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	2,221,000	2,432,141
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	2,249,599	2,589,443
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	3,365,443	3,891,395
MRA Issuance Trust 2021-NA1 A1X,
ICE LIBOR USD 1 Month + 1.5000%, 0%, 3/8/22 (144A)‡	7,199,000	7,199,000
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	715,705	772,475
Newday Funding Master Issuer PLC 2021-1A A2,
SOFR + 1.1000%, 1.1100%, 3/15/29 (144A)‡	3,636,000	3,655,242
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	1,788,885	1,856,421
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	3,722,740	3,777,959
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	570,000	580,116
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	566,000	577,291
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	2,652,980	2,652,980
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	3,355,895	3,380,129
Preston Ridge Partners Mortgage Trust 2020-1A, 2.9810%, 2/25/25 (144A)Ç	871,226	878,697
Preston Ridge Partners Mortgage Trust 2020-3, 2.8570%, 9/25/25 (144A)Ç	5,239,242	5,282,011
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	3,450,104	3,464,751

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Preston Ridge Partners Mortgage Trust 2020-5 A1, 3.1040%, 11/25/25 (144A)Ç	$1,767,894	$1,772,494
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	7,470,000	7,570,491
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	1,015,995	1,032,554
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	474,495	483,675
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	397,250	439,819
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	988,517	1,094,006
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	2,455,943	2,497,389
Taco Bell Funding LLC 2016-1A A23, 4.9700%, 5/25/46 (144A)	2,252,160	2,433,825
Taco Bell Funding LLC 2018-1A A2I, 4.3180%, 11/25/48 (144A)	2,943,525	2,943,525
Taco Bell Funding LLC 2018-1A A2II, 4.9400%, 11/25/48 (144A)	2,167,425	2,445,461
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	7,100,000	7,112,062
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	3,097,000	3,084,388
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 0.9730%, 7/15/39 (144A)‡	2,382,000	2,371,414
VCAT Asset Securitization LLC 2020-NPL1, 3.6710%, 8/25/50 (144A)Ç	1,635,761	1,660,248
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	1,726,072	1,730,719
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 1.2230%, 2/15/40 (144A)‡	2,281,645	2,291,554
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	322,310	349,502
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	2,023,245	2,156,854
Wendy's Funding LLC 2021-1A A2I, 2.3700%, 6/15/51 (144A)	2,076,000	2,083,999
Wendy's Funding LLC 2021-1A A2II, 2.7750%, 6/15/51 (144A)	2,415,000	2,434,644
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	3,399,000	3,518,853
Wingstop Funding LLC 2020-1A A2, 2.8410%, 12/5/50 (144A)	3,614,940	3,745,524
Zaxby's Funding LLC 2021-1A A2, 3.2380%, 7/30/51 (144A)	3,052,000	3,105,746
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $389,303,231)		395,835,820
Bank Loans and Mezzanine Loans– 0.4%
Basic Industry – 0%
Alpha 3 BV, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 3/18/28‡	4,325,000	4,300,693
Capital Goods – 0.1%
Madison IAQ LLC, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 6/21/28ƒ,‡	7,309,932	7,309,931
Consumer Non-Cyclical – 0.3%
Elanco Animal Health Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8651%, 8/1/27‡	9,185,883	9,040,470
ICON Luxembourg Sarl, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 6/16/28ƒ,‡	9,399,720	9,412,974
Indigo Merger Sub Inc, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 7/1/28ƒ,‡	2,341,946	2,345,248
		20,798,692
Total Bank Loans and Mezzanine Loans (cost $32,485,137)		32,409,316
Corporate Bonds– 13.0%
Banking – 2.9%
Ally Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.8680%, 4.7000%‡,µ	5,533,000	5,730,528
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	7,355,000	8,133,026
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0700%, 3.9700%, 3/5/29‡	3,294,000	3,713,153
Bank of America Corp, SOFR + 1.0600%, 2.0870%, 6/14/29‡	7,305,000	7,364,110
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	14,103,000	14,539,307
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	2,002,000	2,082,581
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	5,841,000	6,461,606
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	8,577,000	9,359,651
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	3,042,000	3,318,811
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	2,067,000	2,174,776
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 2.0500%, 2.5880%, 8/12/35 (144A)‡	7,787,000	7,607,221
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	9,899,000	11,017,051
Citigroup Inc, SOFR + 3.9140%, 4.4120%, 3/31/31‡	6,795,000	7,934,300
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	3,565,000	3,748,081

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	$2,436,000	$2,527,391
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	555,000	597,014
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	2,339,000	2,559,919
Citigroup Inc, SOFR + 3.8130%, 5.0000%‡,µ	3,727,000	3,900,678
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	1,778,000	1,812,744
First Republic Bank/CA, 4.6250%, 2/13/47	1,653,000	2,096,586
Goldman Sachs Group Inc, 3.5000%, 4/1/25	10,761,000	11,674,580
Goldman Sachs Group Inc,
US Treasury Yield Curve Rate 5 Year + 3.2240%, 4.9500%‡,µ	1,666,000	1,780,721
HSBC Holdings PLC, SOFR + 1.5380%, 1.6450%, 4/18/26‡	3,742,000	3,792,172
HSBC Holdings PLC, SOFR + 1.2900%, 1.5890%, 5/24/27‡	7,498,000	7,512,452
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	2,623,000	2,712,298
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	6,655,000	7,411,042
JPMorgan Chase & Co, SOFR + 0.8850%, 1.5780%, 4/22/27‡	6,670,000	6,704,558
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	13,078,000	13,738,526
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%, 7/31/69‡	2,000,000	2,113,900
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%, 1/23/70‡	2,111,000	2,187,629
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	6,824,000	7,085,371
Morgan Stanley, 4.3500%, 9/8/26	3,985,000	4,512,081
Morgan Stanley, 3.9500%, 4/23/27	6,273,000	7,009,251
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	3,223,000	3,245,804
Morgan Stanley, SOFR + 1.0340%, 1.7940%, 2/13/32‡	5,529,000	5,312,330
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	8,080,000	8,203,576
Natwest Group PLC,
US Treasury Yield Curve Rate 5 Year + 2.3500%, 3.0320%, 11/28/35‡	5,500,000	5,508,800
SVB Financial Group, 1.8000%, 2/2/31	2,878,000	2,752,865
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	6,329,000	6,419,948
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	5,490,000	5,400,074
		221,756,512
Basic Industry – 0.3%
Allegheny Technologies Inc, 5.8750%, 12/1/27	4,100,000	4,294,750
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	7,654,000	7,481,785
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	5,787,000	5,904,476
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	3,657,000	3,678,477
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	2,242,000	2,373,615
		23,733,103
Brokerage – 0.3%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	15,360,000	16,977,408
Charles Schwab Corp,
US Treasury Yield Curve Rate 10 Year + 3.0790%, 4.0000%‡,µ	3,606,000	3,688,938
		20,666,346
Capital Goods – 0.6%
Boeing Co, 4.5080%, 5/1/23	6,065,000	6,465,864
Boeing Co, 4.8750%, 5/1/25	1,957,000	2,192,756
Boeing Co, 2.1960%, 2/4/26	1,978,000	1,996,906
Boeing Co, 3.2500%, 2/1/28	2,110,000	2,236,789
Boeing Co, 3.6250%, 2/1/31	4,560,000	4,904,408
Boeing Co, 3.9500%, 8/1/59	2,752,000	2,879,237
General Dynamics Corp, 3.5000%, 4/1/27	2,033,000	2,255,631
TransDigm Inc, 4.6250%, 1/15/29 (144A)	9,491,000	9,494,322
Wabtec Corp, 4.4000%, 3/15/24	3,516,000	3,809,543
Wabtec Corp, 4.9500%, 9/15/28	3,028,000	3,512,439
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	2,775,000	2,951,212
		42,699,107
Communications – 1.5%
AT&T Inc, 3.8000%, 12/1/57 (144A)	3,657,000	3,810,164

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Communications– (continued)
AT&T Inc, 3.6500%, 9/15/59 (144A)	$604,000	$612,516
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	6,601,000	6,724,769
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32	9,894,000	10,252,657
Cellnex Finance Co SA, 3.8750%, 7/7/41 (144A)	5,694,000	5,673,559
CenturyLink Inc, 5.8000%, 3/15/22	1,479,000	1,522,024
Charter Communications Operating LLC / Charter Communications Operating
Capital, 2.8000%, 4/1/31	4,500,000	4,600,402
Charter Communications Operating LLC / Charter Communications Operating
Capital, 6.4840%, 10/23/45	936,000	1,289,042
Charter Communications Operating LLC / Charter Communications Operating
Capital, 5.3750%, 5/1/47	1,778,000	2,178,780
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.8000%, 3/1/50	2,585,000	2,968,999
Comcast Corp, 3.7500%, 4/1/40	1,775,000	2,000,922
Crown Castle International Corp, 3.6500%, 9/1/27	1,958,000	2,158,877
Crown Castle International Corp, 3.1000%, 11/15/29	3,265,000	3,464,032
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	5,750,000	5,714,062
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	6,461,000	6,338,952
CSC Holdings LLC, 3.3750%, 2/15/31 (144A)	4,001,000	3,780,585
CSC Holdings LLC, 5.0000%, 11/15/31 (144A)	2,768,000	2,781,286
Fox Corp, 4.0300%, 1/25/24	2,592,000	2,807,945
GCI LLC, 4.7500%, 10/15/28 (144A)	9,592,000	9,817,412
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	4,402,000	4,714,674
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	6,938,000	6,999,609
T-Mobile USA Inc, 3.5000%, 4/15/25	3,170,000	3,435,789
T-Mobile USA Inc, 2.2500%, 2/15/26	2,963,000	2,985,222
T-Mobile USA Inc, 3.7500%, 4/15/27	4,405,000	4,867,525
T-Mobile USA Inc, 2.6250%, 2/15/29	7,441,000	7,347,987
T-Mobile USA Inc, 3.0000%, 2/15/41	3,014,000	2,976,837
Verizon Communications Inc, 3.0000%, 3/22/27	2,200,000	2,367,486
Verizon Communications Inc, 2.1000%, 3/22/28	1,798,000	1,835,606
Verizon Communications Inc, 3.5500%, 3/22/51	3,036,000	3,243,561
		119,271,281
Consumer Cyclical – 1.0%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	10,521,000	10,179,067
Choice Hotels International Inc, 3.7000%, 12/1/29	4,189,000	4,534,634
Choice Hotels International Inc, 3.7000%, 1/15/31	1,267,000	1,371,071
Dollar General Corp, 4.1250%, 4/3/50	3,153,000	3,693,636
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	5,895,000	6,092,388
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	1,284,000	1,445,335
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	2,597,000	2,989,173
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	344,000	400,760
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	4,670,000	5,012,358
GoDaddy Operating Co LLC / GD Finance Co Inc, 3.5000%, 3/1/29 (144A)	7,625,000	7,575,437
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,475,000	1,545,120
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	2,588,000	2,897,266
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	8,746,000	9,065,666
MDC Holdings Inc, 5.5000%, 1/15/24	2,249,000	2,464,117
MGM Resorts International, 7.7500%, 3/15/22	544,000	568,589
Nordstrom Inc, 4.3750%, 4/1/30	3,998,000	4,165,923
Service Corp International/US, 3.3750%, 8/15/30	2,052,000	2,010,550
Service Corporation International, 4.0000%, 5/15/31	5,480,000	5,593,299
Yum! Brands Inc, 4.6250%, 1/31/32	5,533,000	5,809,650
		77,414,039
Consumer Non-Cyclical – 1.9%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	4,540,000	5,746,505
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	7,110,000	7,554,375
Coca-Cola Femsa SAB de CV, 2.7500%, 1/22/30	2,607,000	2,714,096

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
CVS Health Corp, 5.0500%, 3/25/48	$2,563,000	$3,329,018
DaVita Inc, 4.6250%, 6/1/30 (144A)	4,493,000	4,619,792
DaVita Inc, 3.7500%, 2/15/31 (144A)	6,903,000	6,626,880
Diageo Capital PLC, 1.3750%, 9/29/25	3,173,000	3,225,018
Diageo Capital PLC, 2.0000%, 4/29/30	2,989,000	2,991,093
Diageo Capital PLC, 2.1250%, 4/29/32	2,398,000	2,408,144
Elanco Animal Health Inc, 5.2720%, 8/28/23	5,460,000	5,872,721
Hasbro Inc, 3.9000%, 11/19/29	8,515,000	9,467,661
Hasbro Inc, 6.3500%, 3/15/40	1,921,000	2,678,192
Hasbro Inc, 5.1000%, 5/15/44	1,990,000	2,432,528
HCA Inc, 4.7500%, 5/1/23	3,958,000	4,240,930
HCA Inc, 5.3750%, 2/1/25	2,189,000	2,469,192
HCA Inc, 5.8750%, 2/15/26	1,152,000	1,331,309
HCA Inc, 5.3750%, 9/1/26	883,000	1,016,112
HCA Inc, 5.6250%, 9/1/28	2,351,000	2,785,935
HCA Inc, 5.8750%, 2/1/29	1,902,000	2,296,665
HCA Inc, 3.5000%, 9/1/30	9,956,000	10,606,824
HCA Inc, 5.5000%, 6/15/47	1,035,000	1,348,007
HCA Inc, 5.2500%, 6/15/49	1,552,000	1,978,322
HCA Inc, 3.5000%, 7/15/51	5,333,000	5,330,570
JBS Finance Luxembourg Sarl, 3.6250%, 1/15/32 (144A)	3,765,000	3,763,833
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	2,573,000	2,827,084
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	7,364,000	8,275,369
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	5,277,000	5,901,691
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.7500%, 12/1/31 (144A)	3,507,000	3,588,538
Kraft Heinz Foods Co, 3.8750%, 5/15/27	4,757,000	5,226,865
Kraft Heinz Foods Co, 5.0000%, 6/4/42	2,892,000	3,531,417
Kraft Heinz Foods Co, 4.3750%, 6/1/46	833,000	943,955
Kraft Heinz Foods Co, 4.8750%, 10/1/49	1,946,000	2,362,349
Mondelez International Inc, 2.7500%, 4/13/30	720,000	758,406
Organon Finance 1 LLC, 4.1250%, 4/30/28 (144A)	6,012,000	6,131,038
Royalty Pharma PLC, 3.5500%, 9/2/50 (144A)	3,923,000	3,901,995
Sysco Corp, 6.6000%, 4/1/50	1,422,000	2,208,883
		142,491,312
Electric – 0.5%
Dominion Energy Inc, 3.3750%, 4/1/30	5,928,000	6,455,061
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	4,842,000	4,879,267
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	648,000	640,619
NextEra Energy Capital Holdings Inc, 2.7500%, 5/1/25	2,601,000	2,762,430
NRG Energy Inc, 7.2500%, 5/15/26	4,447,000	4,609,782
NRG Energy Inc, 6.6250%, 1/15/27	4,756,000	4,923,506
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	4,783,000	4,681,457
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	5,400,000	5,306,580
Pacific Gas and Electric Co, 3.0000%, 6/15/28	5,674,000	5,699,522
		39,958,224
Energy – 0.5%
Cheniere Corpus Christi Holdings LLC, 3.7000%, 11/15/29	4,749,000	5,187,248
Cheniere Energy Inc, 4.6250%, 10/15/28 (144A)	6,335,000	6,683,425
Cheniere Energy Partners LP, 4.0000%, 3/1/31 (144A)	3,621,000	3,783,945
Continental Resources Inc, 5.7500%, 1/15/31 (144A)	5,520,000	6,610,200
Energy Transfer Operating LP, 5.8750%, 1/15/24	1,589,000	1,760,777
Energy Transfer Operating LP, 5.5000%, 6/1/27	1,185,000	1,389,750
Energy Transfer Operating LP, 4.9500%, 6/15/28	184,000	212,590
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	6,466,000	6,781,217
NGPL PipeCo LLC, 3.2500%, 7/15/31 (144A)	2,236,000	2,304,487
ONEOK Inc, 6.3500%, 1/15/31	3,407,000	4,405,803

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Energy– (continued)
ONEOK Inc, 7.1500%, 1/15/51	$890,000	$1,308,372
		40,427,814
Finance Companies – 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	5,280,000	5,913,248
Air Lease Corp, 1.8750%, 8/15/26	4,823,000	4,826,727
Air Lease Corp, 3.0000%, 2/1/30	2,435,000	2,469,882
GE Capital International Funding Co Unlimited Co, 4.4180%, 11/15/35	8,684,000	10,407,613
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	4,435,000	4,379,562
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	6,482,000	6,530,550
		34,527,582
Financial Institutions – 0%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,938,000	3,055,732
Industrial Conglomerates – 0.1%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 3.4489%‡,µ	5,540,000	5,429,200
Information Technology Services – 0.1%
Booz Allen Hamilton Inc, 3.8750%, 9/1/28 (144A)	5,412,000	5,520,240
Insurance – 0.6%
Brown & Brown Inc, 4.5000%, 3/15/29	2,493,000	2,867,580
Brown & Brown Inc, 2.3750%, 3/15/31	955,000	954,184
Centene Corp, 5.3750%, 6/1/26 (144A)	6,910,000	7,220,950
Centene Corp, 4.2500%, 12/15/27	5,363,000	5,651,261
Centene Corp, 2.4500%, 7/15/28	6,624,000	6,713,424
Centene Corp, 3.0000%, 10/15/30	2,372,000	2,436,708
Centene Corp, 2.5000%, 3/1/31	1,618,000	1,595,753
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	13,333,000	13,899,652
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	7,720,000	8,048,100
		49,387,612
Real Estate Investment Trusts (REITs) – 0.3%
Agree LP, 2.0000%, 6/15/28	3,231,000	3,204,422
Agree LP, 2.9000%, 10/1/30	2,058,000	2,147,283
Agree LP, 2.6000%, 6/15/33	2,424,000	2,415,054
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	5,909,000	5,968,031
Sun Communities Inc, 2.7000%, 7/15/31	6,161,000	6,160,376
		19,895,166
Technology – 1.9%
Analog Devices Inc, 2.9500%, 4/1/25	2,815,000	3,011,887
Broadcom Inc, 4.1500%, 11/15/30	5,187,000	5,816,780
Broadcom Inc, 4.3000%, 11/15/32	4,150,000	4,725,711
Broadcom Inc, 3.4190%, 4/15/33 (144A)	5,082,000	5,336,935
Broadcom Inc, 3.4690%, 4/15/34 (144A)	8,000,000	8,462,036
Broadridge Financial Solutions Inc, 2.6000%, 5/1/31	5,341,000	5,438,436
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	6,989,000	7,099,850
Equinix Inc, 2.1500%, 7/15/30	2,665,000	2,647,987
Marvell Technology Inc, 4.2000%, 6/22/23 (144A)	1,361,000	1,446,890
Marvell Technology Inc, 1.6500%, 4/15/26 (144A)	3,675,000	3,672,879
Marvell Technology Inc, 4.8750%, 6/22/28 (144A)	4,065,000	4,699,144
Marvell Technology Inc, 2.9500%, 4/15/31 (144A)	5,823,000	6,034,788
Microchip Technology Inc, 2.6700%, 9/1/23	6,452,000	6,719,884
Microchip Technology Inc, 4.2500%, 9/1/25	5,055,000	5,307,072
MSCI Inc, 4.0000%, 11/15/29 (144A)	422,000	445,210
MSCI Inc, 3.6250%, 9/1/30 (144A)	7,118,000	7,279,294
MSCI Inc, 3.8750%, 2/15/31 (144A)	6,019,000	6,246,277
PayPal Holdings Inc, 1.6500%, 6/1/25	2,243,000	2,301,990
Qorvo Inc, 3.3750%, 4/1/31 (144A)	5,951,000	6,202,251
Seagate HDD Cayman, 4.8750%, 6/1/27	212,000	233,730
Seagate HDD Cayman, 4.0910%, 6/1/29 (144A)	1,690,000	1,730,222
Seagate HDD Cayman, 3.1250%, 7/15/29 (144A)	988,000	957,288

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Technology– (continued)
Seagate HDD Cayman, 4.1250%, 1/15/31 (144A)	$1,741,000	$1,775,820
Sensata Technologies Inc, 3.7500%, 2/15/31 (144A)	2,439,000	2,411,756
SK Hynix Inc, 1.5000%, 1/19/26 (144A)	4,696,000	4,632,228
SK Hynix Inc, 2.3750%, 1/19/31 (144A)	3,075,000	2,994,221
Skyworks Solutions Inc, 0.9000%, 6/1/23	1,126,000	1,129,348
Skyworks Solutions Inc, 1.8000%, 6/1/26	1,755,000	1,777,110
Skyworks Solutions Inc, 3.0000%, 6/1/31	1,575,000	1,609,822
Switch Ltd, 4.1250%, 6/15/29 (144A)	4,148,000	4,256,885
Total System Services Inc, 4.8000%, 4/1/26	3,189,000	3,646,016
Trimble Inc, 4.7500%, 12/1/24	5,510,000	6,121,229
Trimble Inc, 4.9000%, 6/15/28	3,194,000	3,746,015
TSMC Global Ltd, 1.2500%, 4/23/26 (144A)	6,559,000	6,502,088
TSMC Global Ltd, 1.7500%, 4/23/28 (144A)	6,559,000	6,557,163
Twilio Inc, 3.6250%, 3/15/29	2,158,000	2,201,160
Twilio Inc, 3.8750%, 3/15/31	2,158,000	2,214,647
		147,392,049
Transportation – 0.1%
GXO Logistics inc, 1.6500%, 7/15/26 (144A)	4,255,000	4,233,555
GXO Logistics inc, 2.6500%, 7/15/31 (144A)	2,815,000	2,792,396
		7,025,951
Total Corporate Bonds (cost $962,731,057)		1,000,651,270
Inflation-Indexed Bonds– 1.4%
United States Treasury Inflation Indexed Bonds, 0.6250%, 4/15/23ÇÇ	30,434,780	32,193,696
United States Treasury Inflation Indexed Bonds, 0.1250%, 4/15/26ÇÇ	47,941,487	52,148,852
United States Treasury Inflation Indexed Bonds, 0.1250%, 1/15/31ÇÇ	19,008,531	20,917,056
Total Inflation-Indexed Bonds (cost $105,283,501)		105,259,604
Mortgage-Backed Securities– 5.0%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	1,180,441	1,194,240
2.0000%, TBA, 15 Year Maturity	10,750,785	11,087,500
2.5000%, TBA, 15 Year Maturity	8,099,200	8,445,036
2.0000%, TBA, 30 Year Maturity	29,455,483	29,754,456
2.5000%, TBA, 30 Year Maturity	59,717,563	61,753,932
3.5000%, TBA, 30 Year Maturity	20,048,900	21,101,467
		133,336,631
Fannie Mae Pool:
3.0000%, 10/1/34	507,998	538,185
2.5000%, 11/1/34	352,557	371,059
3.0000%, 11/1/34	208,353	221,994
3.0000%, 12/1/34	217,812	231,870
6.0000%, 2/1/37	81,075	96,097
4.5000%, 11/1/42	438,808	486,315
3.0000%, 1/1/43	239,491	253,978
3.0000%, 2/1/43	67,541	71,766
3.0000%, 5/1/43	2,230,851	2,346,359
3.0000%, 5/1/43	532,795	566,476
5.0000%, 7/1/44	56,704	63,617
4.5000%, 10/1/44	1,127,694	1,264,818
4.5000%, 3/1/45	1,647,554	1,847,891
4.5000%, 6/1/45	961,595	1,068,301
3.5000%, 12/1/45	678,568	723,873
3.0000%, 1/1/46	81,551	86,005
4.5000%, 2/1/46	2,009,907	2,227,506
3.5000%, 7/1/46	1,120,295	1,212,672
3.0000%, 9/1/46	5,696,089	6,047,051
3.0000%, 2/1/47	18,341,081	19,471,155
3.0000%, 3/1/47	2,018,751	2,149,184
3.5000%, 3/1/47	586,359	625,507

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 7/1/47	$502,833	$536,404
3.5000%, 8/1/47	405,080	428,228
3.5000%, 8/1/47	345,860	376,333
3.5000%, 12/1/47	168,347	183,180
3.5000%, 12/1/47	99,171	107,909
3.5000%, 1/1/48	1,132,660	1,215,981
4.0000%, 1/1/48	4,061,838	4,440,589
4.0000%, 1/1/48	4,017,101	4,383,392
3.0000%, 2/1/48	1,025,147	1,096,989
3.5000%, 3/1/48	154,523	168,055
4.0000%, 3/1/48	1,380,563	1,507,816
4.5000%, 3/1/48	50,622	54,494
3.0000%, 5/1/48	451,817	477,540
5.0000%, 5/1/48	1,231,022	1,345,022
3.5000%, 7/1/48	14,049,133	14,930,545
4.5000%, 8/1/48	29,742	31,984
3.0000%, 11/1/48	2,130,839	2,241,169
4.0000%, 2/1/49	691,409	737,232
3.0000%, 8/1/49	1,258,058	1,336,870
3.0000%, 9/1/49	235,536	248,238
2.5000%, 1/1/50	632,780	657,058
2.5000%, 10/1/50	1,109,623	1,149,780
2.5000%, 1/1/51	2,127,757	2,201,060
3.5000%, 8/1/56	3,938,213	4,275,145
3.0000%, 2/1/57	3,800,251	4,037,566
3.0000%, 6/1/57	72,194	76,702
		90,216,960
Freddie Mac Gold Pool:
3.5000%, 1/1/47	424,622	457,439
Freddie Mac Pool:
3.0000%, 5/1/31	4,867,436	5,146,907
3.0000%, 9/1/32	993,118	1,052,081
3.0000%, 10/1/32	503,673	531,004
3.0000%, 1/1/33	616,713	653,329
2.5000%, 12/1/33	4,956,537	5,190,905
3.0000%, 10/1/34	1,063,618	1,129,787
3.0000%, 10/1/34	433,401	459,135
2.5000%, 11/1/34	1,522,513	1,602,582
2.5000%, 11/1/34	307,894	324,086
6.0000%, 4/1/40	1,281,553	1,525,033
2.0000%, 5/1/41	22,494,590	22,995,238
3.5000%, 7/1/42	200,281	215,721
3.5000%, 8/1/42	265,492	285,961
3.5000%, 8/1/42	213,858	230,346
3.5000%, 2/1/43	707,538	762,921
3.0000%, 3/1/43	2,088,249	2,217,348
3.0000%, 6/1/43	146,495	153,119
3.5000%, 2/1/44	743,981	802,216
4.5000%, 5/1/44	372,798	414,169
3.5000%, 12/1/44	4,453,510	4,781,796
3.0000%, 1/1/45	1,117,284	1,183,887
3.0000%, 1/1/46	175,487	188,446
3.5000%, 7/1/46	999,952	1,077,393
3.0000%, 8/1/46	282,405	297,018
3.0000%, 10/1/46	2,318,192	2,457,423
4.0000%, 3/1/47	461,858	501,304
3.0000%, 4/1/47	429,386	451,604
3.5000%, 4/1/47	178,197	193,002
3.5000%, 9/1/47	1,638,395	1,732,008

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
3.5000%, 12/1/47	$2,516,537	$2,714,058
3.5000%, 2/1/48	987,316	1,056,445
4.0000%, 3/1/48	1,217,229	1,329,798
4.5000%, 3/1/48	46,617	50,138
4.0000%, 4/1/48	1,440,674	1,533,364
4.0000%, 4/1/48	1,022,569	1,111,718
4.0000%, 5/1/48	1,796,916	1,916,400
4.5000%, 7/1/48	318,710	343,138
5.0000%, 9/1/48	133,178	145,836
4.5000%, 12/1/48	912,824	993,953
3.0000%, 8/1/49	913,596	964,194
3.0000%, 8/1/49	376,688	400,316
3.0000%, 12/1/49	582,509	607,190
3.0000%, 12/1/49	577,743	602,222
2.5000%, 1/1/50	259,549	269,521
3.0000%, 3/1/50	723,550	755,510
3.5000%, 3/1/50	301,536	320,147
		73,669,717
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	44,216,122	45,024,393
2.5000%, TBA, 30 Year Maturity	20,540,500	21,245,861
		66,270,254
Ginnie Mae I Pool:
4.0000%, 1/15/45	4,169,981	4,625,273
4.5000%, 8/15/46	4,363,963	4,920,789
4.0000%, 7/15/47	1,041,749	1,138,196
4.0000%, 8/15/47	199,913	218,422
4.0000%, 11/15/47	342,101	373,773
4.0000%, 12/15/47	403,822	441,209
		11,717,662
Ginnie Mae II Pool:
4.0000%, 8/20/47	487,051	522,409
4.0000%, 8/20/47	98,193	105,629
4.0000%, 8/20/47	71,989	77,216
4.5000%, 2/20/48	596,132	642,955
4.0000%, 5/20/48	286,365	304,422
4.5000%, 5/20/48	1,238,282	1,346,784
4.5000%, 5/20/48	144,446	157,103
4.0000%, 6/20/48	2,874,740	3,053,305
5.0000%, 8/20/48	2,259,066	2,452,358
		8,662,181
Total Mortgage-Backed Securities (cost $378,325,390)		384,330,844
United States Treasury Notes/Bonds– 9.4%
0.1250%, 2/28/23	157,629,000	157,431,964
0.1250%, 4/30/23	134,497,000	134,244,818
0.2500%, 5/15/24	9,749,000	9,695,685
0.3750%, 1/31/26	46,025,100	45,102,800
0.5000%, 2/28/26	86,943,000	85,625,270
0.7500%, 4/30/26	45,488,000	45,257,006
1.2500%, 4/30/28	2,498,600	2,506,408
0.8750%, 11/15/30	38,146,900	36,275,318
1.1250%, 2/15/31	12,629,800	12,260,773
1.6250%, 5/15/31	4,193,500	4,257,713
1.1250%, 5/15/40	3,805,000	3,284,785
1.3750%, 11/15/40	13,566,000	12,186,083
1.8750%, 2/15/41	24,068,000	23,560,316
2.2500%, 5/15/41	9,735,000	10,128,963
2.7500%, 8/15/42	29,504,500	33,246,731

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds– (continued)
1.3750%, 8/15/50	$46,677,000	$39,349,076
1.6250%, 11/15/50	63,839,100	57,335,492
1.8750%, 2/15/51	12,086,200	11,534,767
Total United States Treasury Notes/Bonds (cost $727,245,639)		723,283,968
Common Stocks– 64.5%
Aerospace & Defense – 1.1%
General Dynamics Corp	265,689	50,018,611
L3Harris Technologies Inc	153,731	33,228,956
		83,247,567
Air Freight & Logistics – 1.2%
United Parcel Service Inc	454,323	94,485,554
Airlines – 0.4%
Southwest Airlines Co*	567,982	30,154,164
Auto Components – 0.4%
Aptiv PLC*	193,564	30,453,424
Banks – 1.5%
Bank of America Corp	2,744,103	113,139,367
Beverages – 0.8%
Constellation Brands Inc	56,868	13,300,857
Monster Beverage Corp*	569,305	52,006,012
		65,306,869
Biotechnology – 0.9%
AbbVie Inc	594,110	66,920,550
Capital Markets – 2.8%
Charles Schwab Corp	185,614	13,514,555
CME Group Inc	308,206	65,549,252
Morgan Stanley	1,206,488	110,622,885
S&P Global Inc	52,759	21,654,932
		211,341,624
Chemicals – 0.4%
Sherwin-Williams Co	126,458	34,453,482
Communications Equipment – 0.5%
Motorola Solutions Inc	168,671	36,576,306
Consumer Finance – 1.1%
American Express Co	524,948	86,737,158
Electrical Equipment – 0.4%
Rockwell Automation Inc	102,035	29,184,051
Electronic Equipment, Instruments & Components – 0.4%
Corning Inc	674,663	27,593,717
Entertainment – 1.7%
Activision Blizzard Inc	475,311	45,363,682
Netflix Inc*	45,559	24,064,719
Walt Disney Co*	366,442	64,409,510
		133,837,911
Food & Staples Retailing – 1.5%
Costco Wholesale Corp	224,314	88,754,320
Sysco Corp	351,279	27,311,942
		116,066,262
Food Products – 0.5%
Hershey Co	206,936	36,044,112
Health Care Equipment & Supplies – 2.7%
Abbott Laboratories	593,112	68,759,474
Edwards Lifesciences Corp*	342,096	35,430,883
Intuitive Surgical Inc*	30,613	28,152,939
Medtronic PLC	338,686	42,041,093
Stryker Corp	114,031	29,617,272
		204,001,661
Health Care Providers & Services – 2.1%
UnitedHealth Group Inc	405,202	162,259,089

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Hotels, Restaurants & Leisure – 2.6%
Hilton Worldwide Holdings Inc*	393,686	$47,486,405
McDonald's Corp	432,113	99,813,782
Starbucks Corp	455,867	50,970,489
		198,270,676
Household Products – 0.9%
Procter & Gamble Co	508,412	68,600,031
Industrial Conglomerates – 1.1%
Honeywell International Inc	385,241	84,502,613
Information Technology Services – 3.4%
Accenture PLC	171,258	50,485,146
Fidelity National Information Services Inc	214,300	30,359,881
Mastercard Inc	497,021	181,457,397
		262,302,424
Insurance – 1.1%
Progressive Corp	866,994	85,147,481
Interactive Media & Services – 3.6%
Alphabet Inc - Class C*	109,118	273,484,626
Internet & Direct Marketing Retail – 3.7%
Amazon.com Inc*	68,092	234,247,375
Booking Holdings Inc*	22,694	49,656,514
		283,903,889
Leisure Products – 0.5%
Hasbro Inc	383,896	36,285,850
Life Sciences Tools & Services – 1.2%
Illumina Inc*	65,944	31,205,360
Thermo Fisher Scientific Inc	125,501	63,311,489
		94,516,849
Machinery – 1.4%
Deere & Co	229,063	80,792,811
Parker-Hannifin Corp	32,303	9,920,574
Trane Technologies PLC	83,679	15,408,651
		106,122,036
Media – 1.4%
Comcast Corp	1,856,679	105,867,837
Multiline Retail – 1.0%
Dollar General Corp	347,704	75,239,669
Personal Products – 0.3%
Estee Lauder Cos Inc	65,620	20,872,410
Pharmaceuticals – 2.4%
AstraZeneca PLC (ADR)	398,761	23,885,784
Eli Lilly & Co	444,964	102,128,137
Merck & Co Inc	793,852	61,737,870
		187,751,791
Real Estate Management & Development – 0.3%
CBRE Group Inc*	295,202	25,307,667
Road & Rail – 0.1%
CSX Corp	284,748	9,134,716
Semiconductor & Semiconductor Equipment – 4.7%
Advanced Micro Devices Inc*	381,973	35,878,724
Lam Research Corp	205,620	133,796,934
NVIDIA Corp	148,081	118,479,608
Texas Instruments Inc	384,992	74,033,962
		362,189,228
Software – 8.6%
Adobe Inc*	273,374	160,098,749
Autodesk Inc*	61,021	17,812,030
Cadence Design Systems Inc*	214,782	29,386,473
Microsoft Corp	1,471,142	398,532,368

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
salesforce.com Inc*	232,449	$56,780,317
		662,609,937
Specialty Retail – 1.6%
Home Depot Inc	374,981	119,577,691
Technology Hardware, Storage & Peripherals – 3.3%
Apple Inc	1,858,731	254,571,798
Textiles, Apparel & Luxury Goods – 0.9%
NIKE Inc	454,865	70,272,094
Total Common Stocks (cost $2,739,755,600)		4,948,334,181
Preferred Stocks– 0.2%
Banks – 0.2%
First Republic Bank/CA, 4.1250%µ	242,075	6,209,224
Truist Financial Corp, 4.7500%µ	264,250	7,034,335
Total Preferred Stocks (cost $12,658,125)		13,243,559
Investment Companies– 4.0%
Money Markets – 4.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $303,857,826)	303,832,709	303,863,092
Total Investments (total cost $5,651,645,506) – 103.1%		7,907,211,654
Liabilities, net of Cash, Receivables and Other Assets – (3.1)%		(235,584,754)
Net Assets – 100%		$7,671,626,900

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,752,652,269	98.0%
United Kingdom	63,371,786	0.8
France	14,913,552	0.2
Australia	13,603,650	0.2
Taiwan	13,059,251	0.2
Canada	10,179,067	0.1
Luxembourg	9,412,974	0.1
Ireland	8,258,496	0.1
South Korea	7,626,449	0.1
Belgium	5,746,505	0.1
Spain	5,673,559	0.1
Mexico	2,714,096	0.0

Total	$7,907,211,654	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 4.0%
Money Markets - 4.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$75,485	$-	$-	$303,863,092

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 4.0%
Money Markets - 4.0%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	182,258,962	795,208,916	(673,604,786)	303,863,092

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2021 is $664,767,171, which represents 8.7% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of June 30, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

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Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$395,835,820	$-
Bank Loans and Mezzanine Loans	-	32,409,316	-
Corporate Bonds	-	1,000,651,270	-
Inflation-Indexed Bonds	-	105,259,604	-
Mortgage-Backed Securities	-	384,330,844	-
United States Treasury Notes/Bonds	-	723,283,968	-
Common Stocks	4,948,334,181	-	-
Preferred Stocks	-	13,243,559	-
Investment Companies	-	303,863,092	-
Total Assets	$4,948,334,181	$2,958,877,473	$-

22	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Assets:
Unaffiliated investments, at value (cost $5,347,787,680)	$7,603,348,562
Affiliated investments, at value (cost $303,857,826)	303,863,092
Cash	505,213
Non-interested Trustees' deferred compensation	186,701
Receivables:
Interest	11,234,936
Investments sold	9,723,392
Portfolio shares sold	5,427,511
Dividends	1,533,004
Dividends from affiliates	13,547
Other assets	13,230
Total Assets	7,935,849,188
Liabilities:
Payables:	—
TBA investments purchased	209,053,540
Investments purchased	48,405,273
Advisory fees	3,387,904
12b-1 Distribution and shareholder servicing fees	1,441,097
Portfolio shares repurchased	1,186,525
Transfer agent fees and expenses	320,765
Non-interested Trustees' deferred compensation fees	186,701
Professional fees	31,739
Non-interested Trustees' fees and expenses	26,340
Affiliated portfolio administration fees payable	15,400
Custodian fees	6,307
Accrued expenses and other payables	160,697
Total Liabilities	264,222,288
Net Assets	$7,671,626,900
Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,262,092,892
Total distributable earnings (loss)	2,409,534,008
Total Net Assets	$7,671,626,900
Net Assets - Institutional Shares	$487,954,957
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,448,236
Net Asset Value Per Share	$46.70
Net Assets - Service Shares	$7,183,671,943
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	145,338,870
Net Asset Value Per Share	$49.43

See Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2021

Investment Income:
Interest	$29,565,394
Dividends	27,915,347
Dividends from affiliates	75,485
Other income	185,793
Foreign tax withheld	(8,252)
Total Investment Income	57,733,767
Expenses:
Advisory fees	18,951,717
12b-1 Distribution and shareholder servicing fees:
Service Shares	8,041,184
Transfer agent administrative fees and expenses:
Institutional Shares	114,647
Service Shares	1,608,237
Other transfer agent fees and expenses:
Institutional Shares	11,310
Service Shares	64,248
Affiliated portfolio administration fees	107,927
Shareholder reports expense	78,501
Professional fees	52,374
Non-interested Trustees’ fees and expenses	50,942
Custodian fees	20,163
Registration fees	7,623
Other expenses	179,124
Total Expenses	29,287,997
Net Investment Income/(Loss)	28,445,770
Net Realized Gain/(Loss) on Investments:
Investments	163,429,222
Total Net Realized Gain/(Loss) on Investments	163,429,222
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	391,258,194
Total Change in Unrealized Net Appreciation/Depreciation	391,258,194
Net Increase/(Decrease) in Net Assets Resulting from Operations	$583,133,186

See Notes to Financial Statements.

24	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2021 (unaudited)	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$28,445,770	$73,841,683
Net realized gain/(loss) on investments	163,429,222	57,037,728
Change in unrealized net appreciation/depreciation	391,258,194	675,809,821
Net Increase/(Decrease) in Net Assets Resulting from Operations	583,133,186	806,689,232
Dividends and Distributions to Shareholders:
Institutional Shares	(6,234,497)	(14,605,878)
Service Shares	(79,456,433)	(160,131,796)
Net Decrease from Dividends and Distributions to Shareholders	(85,690,930)	(174,737,674)
Capital Share Transactions:
Institutional Shares	(8,980,336)	(25,132,978)
Service Shares	501,833,480	782,520,443
Net Increase/(Decrease) from Capital Share Transactions	492,853,144	757,387,465
Net Increase/(Decrease) in Net Assets	990,295,400	1,389,339,023
Net Assets:
Beginning of period	6,681,331,500	5,291,992,477
End of period	$7,671,626,900	$6,681,331,500

See Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$43.58	$39.48	$33.75	$35.27	$30.32	$30.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.61	0.74	0.66	0.64	0.58
Net realized and unrealized gain/(loss)	3.50	4.86	6.74	(0.42)	4.92	0.77
Total from Investment Operations	3.73	5.47	7.48	0.24	5.56	1.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.73)	(0.72)	(0.77)	(0.54)	(0.67)
Distributions (from capital gains)	(0.37)	(0.64)	(1.03)	(0.99)	(0.07)	(0.44)
Total Dividends and Distributions	(0.61)	(1.37)	(1.75)	(1.76)	(0.61)	(1.11)
Net Asset Value, End of Period	$46.70	$43.58	$39.48	$33.75	$35.27	$30.32
Total Return*	8.56%	14.31%	22.59%	0.68%	18.43%	4.60%
Net Assets, End of Period (in thousands)	$487,955	$464,280	$446,026	$402,796	$429,403	$403,833
Average Net Assets for the Period (in thousands)	$470,049	$430,893	$426,775	$429,843	$417,575	$413,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.62%	0.62%	0.63%	0.63%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.62%	0.62%	0.63%	0.63%	0.62%
Ratio of Net Investment Income/(Loss)	1.05%	1.54%	1.99%	1.85%	1.94%	1.94%
Portfolio Turnover Rate	34%(2)	80%(2)	79%(2)	97%(2)	67%(2)	80%

Service Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$46.11	$41.70	$35.59	$37.09	$31.89	$31.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.54	0.68	0.60	0.58	0.53
Net realized and unrealized gain/(loss)	3.69	5.15	7.11	(0.44)	5.17	0.80
Total from Investment Operations	3.88	5.69	7.79	0.16	5.75	1.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.64)	(0.65)	(0.67)	(0.48)	(0.61)
Distributions (from capital gains)	(0.37)	(0.64)	(1.03)	(0.99)	(0.07)	(0.44)
Total Dividends and Distributions	(0.56)	(1.28)	(1.68)	(1.66)	(0.55)	(1.05)
Net Asset Value, End of Period	$49.43	$46.11	$41.70	$35.59	$37.09	$31.89
Total Return*	8.43%	14.05%	22.27%	0.43%	18.13%	4.32%
Net Assets, End of Period (in thousands)	$7,183,672	$6,217,051	$4,845,966	$3,445,696	$2,887,613	$2,227,878
Average Net Assets for the Period (in thousands)	$6,588,762	$5,239,258	$4,109,486	$3,235,435	$2,523,514	$1,938,234
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.87%	0.87%	0.88%	0.88%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.87%	0.87%	0.88%	0.88%	0.87%
Ratio of Net Investment Income/(Loss)	0.80%	1.28%	1.74%	1.62%	1.69%	1.71%
Portfolio Turnover Rate	34%(2)	80%(2)	79%(2)	97%(2)	67%(2)	80%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	27

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

28	JUNE 30, 2021

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital Management LLC ("Janus Capital") or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high

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Notes to Financial Statements (unaudited)

levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Inflation-Linked Securities

The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are

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senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

To facilitate TBA commitments, the Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in October 2021, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Portfolio to also post collateral. These collateral requirements may increase costs associated with the Portfolio’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio

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may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $16,571 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

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Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $308,300 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,669,911,688	$2,251,553,674	$(14,253,708)	$ 2,237,299,966

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5. Capital Share Transactions

	Period ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	344,424	$ 15,411,887	833,472	$ 32,931,124
Reinvested dividends and distributions	135,591	6,234,497	377,963	14,605,878
Shares repurchased	(684,233)	(30,626,720)	(1,857,858)	(72,669,980)
Net Increase/(Decrease)	(204,218)	$ (8,980,336)	(646,423)	$ (25,132,978)
Service Shares:
Shares sold	11,870,155	$563,905,898	21,712,567	$911,634,210
Reinvested dividends and distributions	1,632,555	79,456,433	3,917,443	160,131,796
Shares repurchased	(2,999,779)	(141,528,851)	(7,010,260)	(289,245,563)
Net Increase/(Decrease)	10,502,931	$501,833,480	18,619,750	$782,520,443

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,256,862,387	$1,428,743,096	$ 1,398,593,540	$ 872,494,259

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received, and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for

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Additional Information (unaudited)

each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2019, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson VIT Balanced Portfolio

Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such

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Janus Henderson VIT Balanced Portfolio

Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund

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Janus Henderson VIT Balanced Portfolio

Additional Information (unaudited)

could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Portfolio’s liquidity. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Balanced Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Balanced Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.
Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment

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Useful Information About Your Portfolio Report (unaudited)

income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series	45

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81113 08-21

SEMIANNUAL REPORT June 30, 2021

Janus Henderson VIT Enterprise Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

PORTFOLIO SNAPSHOT

By taking a moderate approach to an asset class with potential for rapid growth, this mid-cap growth fund has demonstrated lower volatility than the index. Unlike other competitor products that focus on short-term growth rates, this strategy seeks to invest in companies that exhibit sustainable and durable growth.

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Lam Research Corp	1.71%	0.46%	Nice Ltd (ADR)	2.30%	-0.67%
LPL Financial Holdings Inc	2.46%	0.36%	Global Payments Inc	1.69%	-0.45%
CarMax Inc	1.70%	0.34%	Ritchie Bros Auctioneers Inc	1.36%	-0.40%
Sealed Air Corp	1.15%	0.29%	Ceridian HCM Holding Inc	1.41%	-0.30%
Waters Corp	1.15%	0.28%	SS&C Technologies Holdings Inc	2.52%	-0.29%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Financials	1.06%	11.25%	3.44%
	Materials	0.54%	1.15%	2.02%
	Consumer Staples	0.35%	0.00%	3.39%
	Communication Services	0.18%	0.55%	6.47%
	Energy	0.00%	1.40%	0.53%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	-1.13%	17.52%	21.91%
	Industrials	-0.71%	14.69%	11.96%
	Information Technology	-0.53%	37.81%	37.55%
	Other**	-0.33%	3.70%	0.00%
	Consumer Discretionary	-0.13%	8.04%	11.01%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
KLA Corp
Semiconductor & Semiconductor Equipment	2.8%
SS&C Technologies Holdings Inc
Software	2.6%
LPL Financial Holdings Inc
Capital Markets	2.5%
TE Connectivity Ltd
Electronic Equipment, Instruments & Components	2.3%
Broadridge Financial Solutions Inc
Information Technology Services	2.3%
12.5%

Asset Allocation - (% of Net Assets)
Common Stocks	97.8%
Investment Companies	2.1%
Investments Purchased with Cash Collateral from Securities Lending	0.6%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of December 31, 2020

2	JUNE 30, 2021

Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	9.47%	40.51%	19.07%	15.56%	11.87%	0.72%
Service Shares	9.33%	40.15%	18.77%	15.27%	11.59%	0.97%
Russell Midcap Growth Index	10.44%	43.77%	20.52%	15.13%	11.16%
Morningstar Quartile - Institutional Shares	-	3rd	3rd	1st	2nd
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	409/583	336/539	106/503	46/150

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Institutional Shares	$1,000.00	$1,094.70	$3.69	$1,000.00	$1,021.27	$3.56	0.71%
Service Shares	$1,000.00	$1,093.30	$4.93	$1,000.00	$1,020.08	$4.76	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.8%
Aerospace & Defense – 2.9%
L3Harris Technologies Inc	111,517	$24,104,400
Teledyne Technologies Inc*	62,980	26,377,913
		50,482,313
Airlines – 0.9%
Ryanair Holdings PLC (ADR)*	144,035	15,586,027
Auto Components – 0.6%
Visteon Corp*	83,313	10,075,874
Banks – 1.0%
SVB Financial Group*	29,796	16,579,388
Biotechnology – 2.5%
Abcam PLC (ADR)*	217,491	4,141,029
Ascendis Pharma A/S (ADR)*	43,606	5,736,369
BioMarin Pharmaceutical Inc*	131,071	10,936,564
Emergent BioSolutions Inc*	77,304	4,869,379
Neurocrine Biosciences Inc*	123,256	11,995,274
Sarepta Therapeutics Inc*	79,924	6,213,292
		43,891,907
Capital Markets – 4.5%
Cboe Global Markets Inc	111,698	13,297,647
Charles Schwab Corp	124,674	9,077,514
LPL Financial Holdings Inc	318,706	43,018,936
MSCI Inc	23,722	12,645,724
		78,039,821
Commercial Services & Supplies – 3.1%
Cimpress PLC*	150,495	16,315,163
Edenred	266,708	15,193,929
Ritchie Bros Auctioneers Inc	370,885	21,986,063
		53,495,155
Containers & Packaging – 0.9%
Sealed Air Corp	254,561	15,082,739
Diversified Consumer Services – 1.7%
Courser Inc*,#	46,793	1,851,131
frontdoor Inc*	259,707	12,938,603
Terminix Global Holdings Inc*	320,713	15,301,217
		30,090,951
Electric Utilities – 1.4%
Alliant Energy Corp	436,714	24,351,173
Electrical Equipment – 1.8%
Sensata Technologies Holding PLC*	548,418	31,791,791
Electronic Equipment, Instruments & Components – 5.5%
Dolby Laboratories Inc	127,415	12,523,620
Flex Ltd*	1,330,400	23,774,248
National Instruments Corp	439,730	18,591,784
TE Connectivity Ltd	297,727	40,255,668
		95,145,320
Entertainment – 0.8%
Liberty Media Corp-Liberty Formula One*	304,044	14,657,961
Equity Real Estate Investment Trusts (REITs) – 2.4%
Crown Castle International Corp	37,064	7,231,186
Lamar Advertising Co	333,522	34,826,367
		42,057,553
Health Care Equipment & Supplies – 8.2%
Boston Scientific Corp*	899,817	38,476,175
Cooper Cos Inc	94,163	37,313,972
Dentsply Sirona Inc	287,160	18,165,742
ICU Medical Inc*	76,971	15,840,632
STERIS PLC	78,372	16,168,144

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
Teleflex Inc	39,346	$15,808,829
		141,773,494
Health Care Technology – 0.1%
Doximity Inc - Class A*	22,722	1,322,420
Hotels, Restaurants & Leisure – 1.4%
Aramark	353,233	13,157,929
GVC Holdings PLC*	429,793	10,376,118
		23,534,047
Information Technology Services – 12.1%
Amdocs Ltd	390,967	30,245,207
Broadridge Financial Solutions Inc	243,635	39,354,362
Fidelity National Information Services Inc	199,502	28,263,448
Global Payments Inc	148,932	27,930,707
GoDaddy Inc*	422,516	36,741,991
WEX Inc*	146,626	28,430,781
Wix.com Ltd*	65,073	18,889,390
		209,855,886
Insurance – 6.1%
Aon PLC	159,109	37,988,865
Intact Financial Corp	267,396	36,333,839
Oscar Health Inc - Class A*,#	116,407	2,502,751
WR Berkley Corp	390,009	29,028,370
		105,853,825
Internet & Direct Marketing Retail – 1.2%
Wayfair Inc*,#	66,522	21,001,661
Life Sciences Tools & Services – 4.2%
ICON PLC*	8,122	1,678,899
Illumina Inc*	29,154	13,795,964
PerkinElmer Inc	98,426	15,197,959
PRA Health Sciences Inc*	135,378	22,365,799
Waters Corp*	57,809	19,979,369
		73,017,990
Machinery – 2.9%
Ingersoll Rand Inc*	427,312	20,857,099
Rexnord Corp	354,726	17,750,489
Wabtec Corp	138,337	11,385,135
		49,992,723
Oil, Gas & Consumable Fuels – 1.5%
Magellan Midstream Partners LP	536,430	26,236,791
Pharmaceuticals – 2.4%
Catalent Inc*	209,668	22,669,304
Elanco Animal Health Inc*	453,126	15,718,941
Royalty Pharma PLC - Class A	85,249	3,494,357
		41,882,602
Professional Services – 0.7%
Verisk Analytics Inc	67,174	11,736,641
Real Estate Management & Development – 0.6%
Redfin Corp*	162,405	10,298,101
Road & Rail – 1.9%
JB Hunt Transport Services Inc	206,490	33,647,546
Semiconductor & Semiconductor Equipment – 8.2%
KLA Corp	151,315	49,057,836
Lam Research Corp	37,734	24,553,514
Microchip Technology Inc	180,278	26,994,828
NXP Semiconductors NV	67,266	13,837,962
ON Semiconductor Corp*	745,279	28,529,280
		142,973,420

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software – 10.7%
Atlassian Corp PLC*	48,654	$12,497,266
Ceridian HCM Holding Inc*	259,960	24,935,363
Constellation Software Inc/Canada	25,668	38,881,201
Dynatrace Inc*	217,904	12,729,952
j2 Global Inc*	66,856	9,196,043
Nice Ltd (ADR)*	152,715	37,790,854
SS&C Technologies Holdings Inc	632,117	45,550,351
Topicus.com Inc*	47,167	3,426,971
		185,008,001
Specialty Retail – 3.3%
Burlington Stores Inc*	44,576	14,353,026
CarMax Inc*	256,819	33,168,174
Vroom Inc*,#	237,086	9,924,420
		57,445,620
Textiles, Apparel & Luxury Goods – 1.1%
Gildan Activewear Inc	508,994	18,792,058
Trading Companies & Distributors – 1.2%
Ferguson PLC	151,231	21,021,446
Total Common Stocks (cost $899,578,407)		1,696,722,245
Investment Companies– 2.1%
Money Markets – 2.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $36,994,152)	36,990,453	36,994,152
Investments Purchased with Cash Collateral from Securities Lending– 0.6%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	8,682,250	8,682,250
Time Deposits – 0.1%
Royal Bank of Canada, 0.0500%, 7/1/21	$2,170,563	2,170,563
Total Investments Purchased with Cash Collateral from Securities Lending (cost $10,852,813)		10,852,813
Total Investments (total cost $947,425,372) – 100.5%		1,744,569,210
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(9,500,920)
Net Assets – 100%		$1,735,068,290

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,503,259,197	86.2%
Canada	119,420,132	6.8
Israel	56,680,244	3.3
Ireland	17,264,926	1.0
France	15,193,929	0.9
United Kingdom	14,517,147	0.8
Australia	12,497,266	0.7
Denmark	5,736,369	0.3

Total	$1,744,569,210	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 2.1%
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$22,061	$3,439	$(3,439)	$36,994,152
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	7,166∆	-	-	8,682,250
Total Affiliated Investments - 2.6%	$29,227	$3,439	$(3,439)	$45,676,402

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 2.1%
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	67,878,884	153,768,801	(184,653,533)	36,994,152
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	2,859,857	57,158,549	(51,336,156)	8,682,250

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	8/5/21	(10,128,000)	$8,388,116	$216,433
Euro	8/5/21	1,300,000	(1,593,904)	(51,465)
Euro	8/5/21	(4,161,000)	5,095,644	158,654

				323,622
Citibank, National Association:
Canadian Dollar	8/5/21	903,000	(741,270)	(12,693)
Canadian Dollar	8/5/21	(6,513,000)	5,384,393	129,439
Euro	8/5/21	(4,921,000)	6,030,937	192,214

				308,960
Credit Suisse International:
Canadian Dollar	8/5/21	(15,859,000)	13,150,442	354,755
Euro	8/5/21	349,000	(427,792)	(13,707)

				341,048
HSBC Securities (USA), Inc.:
Canadian Dollar	8/5/21	(10,862,000)	8,994,477	230,572
Euro	8/5/21	(5,887,800)	7,214,027	228,204

				458,776
JPMorgan Chase Bank, National Association:
Canadian Dollar	8/5/21	(952,000)	788,779	20,666
Euro	8/5/21	(13,889,000)	17,011,800	532,625

				553,291
State Street:
Canadian Dollar	8/5/21	(27,000)	22,408	624
Euro	8/5/21	(392,000)	480,398	15,293

				15,917
Total				$2,001,614

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2021

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$2,079,479

Liability Derivatives:
Forward foreign currency exchange contracts	$ 77,865

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(1,951,311)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 2,199,004

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2021

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 14,350,610
Forward foreign currency exchange contracts, sold	82,905,960

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,696,722,245	$-	$-
Investment Companies	-	36,994,152	-
Investments Purchased with Cash Collateral from Securities Lending	-	10,852,813	-
Total Investments in Securities	$1,696,722,245	$47,846,965	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	2,079,479	-
Total Assets	$1,696,722,245	$49,926,444	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$77,865	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

12	JUNE 30, 2021

Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Assets:
Unaffiliated investments, at value (cost $901,748,970)(1)	$1,698,892,808
Affiliated investments, at value (cost $45,676,402)	45,676,402
Forward foreign currency exchange contracts	2,079,479
Non-interested Trustees' deferred compensation	42,245
Receivables:
Investments sold	4,743,294
Portfolio shares sold	1,549,007
Dividends	671,822
Dividends from affiliates	1,738
Other assets	4,068
Total Assets	1,753,660,863
Liabilities:
Foreign cash due to custodian	174
Collateral for securities loaned (Note 3)	10,852,813
Forward foreign currency exchange contracts	77,865
Payables:	—
Investments purchased	4,954,184
Portfolio shares repurchased	1,371,337
Advisory fees	911,703
12b-1 Distribution and shareholder servicing fees	200,412
Transfer agent fees and expenses	75,759
Non-interested Trustees' deferred compensation fees	42,245
Professional fees	23,966
Non-interested Trustees' fees and expenses	6,616
Affiliated portfolio administration fees payable	3,561
Custodian fees	2,430
Accrued expenses and other payables	69,508
Total Liabilities	18,592,573
Net Assets	$1,735,068,290
Net Assets Consist of:
Capital (par value and paid-in surplus)	$799,781,071
Total distributable earnings (loss)	935,287,219
Total Net Assets	$1,735,068,290
Net Assets - Institutional Shares	$744,228,084
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,902,424
Net Asset Value Per Share	$94.18
Net Assets - Service Shares	$990,840,206
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,418,752
Net Asset Value Per Share	$86.77

(1) Includes $10,629,969 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Enterprise Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2021

Investment Income:
Dividends	$9,419,898
Dividends from affiliates	22,061
Affiliated securities lending income, net	7,166
Unaffiliated securities lending income, net	159
Foreign tax withheld	(143,681)
Total Investment Income	9,305,603
Expenses:
Advisory fees	5,428,726
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,167,273
Transfer agent administrative fees and expenses:
Institutional Shares	190,665
Service Shares	233,455
Other transfer agent fees and expenses:
Institutional Shares	19,037
Service Shares	9,636
Shareholder reports expense	45,968
Affiliated portfolio administration fees	26,422
Professional fees	22,673
Non-interested Trustees’ fees and expenses	12,877
Custodian fees	12,876
Registration fees	11,471
Other expenses	60,254
Total Expenses	7,241,333
Net Investment Income/(Loss)	2,064,270
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	138,826,597
Investments in affiliates	3,439
Forward foreign currency exchange contracts	(1,951,311)
Total Net Realized Gain/(Loss) on Investments	136,878,725
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	15,204,233
Investments in affiliates	(3,439)
Forward foreign currency exchange contracts	2,199,004
Total Change in Unrealized Net Appreciation/Depreciation	17,399,798
Net Increase/(Decrease) in Net Assets Resulting from Operations	$156,342,793

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2021 (unaudited)	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$2,064,270	$1,751,409
Net realized gain/(loss) on investments	136,878,725	152,530,739
Change in unrealized net appreciation/depreciation	17,399,798	116,773,165
Net Increase/(Decrease) in Net Assets Resulting from Operations	156,342,793	271,055,313
Dividends and Distributions to Shareholders:
Institutional Shares	(68,341,267)	(51,851,530)
Service Shares	(91,137,615)	(59,611,141)
Net Decrease from Dividends and Distributions to Shareholders	(159,478,882)	(111,462,671)
Capital Share Transactions:
Institutional Shares	(26,881,039)	(91,362,702)
Service Shares	74,722,835	9,681,015
Net Increase/(Decrease) from Capital Share Transactions	47,841,796	(81,681,687)
Net Increase/(Decrease) in Net Assets	44,705,707	77,910,955
Net Assets:
Beginning of period	1,690,362,583	1,612,451,628
End of period	$1,735,068,290	$1,690,362,583

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$94.21	$85.46	$67.02	$70.65	$59.27	$57.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.20	0.29	0.21	0.11	0.28
Net realized and unrealized gain/(loss)	8.70	14.53	23.06	(0.16)	15.67	6.50
Total from Investment Operations	8.88	14.73	23.35	0.05	15.78	6.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.06)	(0.16)	(0.18)	(0.17)	(0.09)
Distributions (from capital gains)	(8.58)	(5.92)	(4.75)	(3.50)	(4.23)	(4.75)
Total Dividends and Distributions	(8.91)	(5.98)	(4.91)	(3.68)	(4.40)	(4.84)
Net Asset Value, End of Period	$94.18	$94.21	$85.46	$67.02	$70.65	$59.27
Total Return*	9.47%	19.47%	35.48%	(0.41)%	27.42%	12.36%
Net Assets, End of Period (in thousands)	$744,228	$768,141	$791,044	$577,477	$618,750	$459,250
Average Net Assets for the Period (in thousands)	$781,691	$699,442	$707,052	$641,390	$556,940	$435,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.72%	0.72%	0.72%	0.73%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.72%	0.72%	0.72%	0.73%	0.72%
Ratio of Net Investment Income/(Loss)	0.37%	0.25%	0.37%	0.29%	0.17%	0.48%
Portfolio Turnover Rate	11%	16%	14%	14%	14%	20%

Service Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$87.46	$79.93	$63.00	$66.67	$56.22	$54.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	—(2)	0.09	0.03	(0.05)	0.12
Net realized and unrealized gain/(loss)	8.06	13.45	21.63	(0.12)	14.82	6.19
Total from Investment Operations	8.12	13.45	21.72	(0.09)	14.77	6.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	—	(0.04)	(0.08)	(0.09)	(0.01)
Distributions (from capital gains)	(8.58)	(5.92)	(4.75)	(3.50)	(4.23)	(4.75)
Total Dividends and Distributions	(8.81)	(5.92)	(4.79)	(3.58)	(4.32)	(4.76)
Net Asset Value, End of Period	$86.77	$87.46	$79.93	$63.00	$66.67	$56.22
Total Return*	9.33%	19.18%	35.14%	(0.65)%	27.09%	12.10%
Net Assets, End of Period (in thousands)	$990,840	$922,221	$821,408	$588,973	$555,550	$419,251
Average Net Assets for the Period (in thousands)	$956,774	$773,949	$734,274	$612,433	$489,237	$373,400
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.97%	0.97%	0.97%	0.98%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.97%	0.97%	0.97%	0.98%	0.97%
Ratio of Net Investment Income/(Loss)	0.13%	0.00%(3)	0.12%	0.04%	(0.08)%	0.22%
Portfolio Turnover Rate	11%	16%	14%	14%	14%	20%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	17

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the period.

Financial assets of $3,426,971 were transferred out of Level 3 to Level 1 since the current market for the securities with quoted prices are considered active.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

18	JUNE 30, 2021

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than

Janus Aspen Series	19

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short

20	JUNE 30, 2021

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's ("Janus Capital") ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Janus Aspen Series	21

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021” table located in the Portfolio’s Schedule of Investments.

22	JUNE 30, 2021

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$375,087	$(51,465)	$—	$323,622
Citibank, National Association	321,653	(12,693)	—	308,960
Credit Suisse International	354,755	(13,707)	—	341,048
HSBC Securities (USA), Inc.	458,776	—	—	458,776
JPMorgan Chase Bank, National Association	11,183,260	—	(10,629,969)	553,291
State Street	15,917	—	—	15,917

Total	$12,709,448	$(77,865)	$(10,629,969)	$2,001,614
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$51,465	$(51,465)	$—	$—
Citibank, National Association	12,693	(12,693)	—	—
Credit Suisse International	13,707	(13,707)	—	—

Total	$77,865	$(77,865)	$—	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $10,629,969. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $10,852,813, resulting in the net amount due to the counterparty of $222,844.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $16,571 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2021 are included in “Non-interested Trustees’ fees

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Notes to Financial Statements (unaudited)

and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $308,300 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 950,397,543	$804,087,166	$ (9,915,499)	$ 794,171,667

Information on the tax components of derivatives as of June 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
	$ 2,079,479	$ (77,865)	$ 2,001,614

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	356,687	$ 34,890,362	962,490	$ 74,261,046
Reinvested dividends and distributions	729,518	68,341,267	726,925	51,851,530
Shares repurchased	(1,337,113)	(130,112,668)	(2,792,786)	(217,475,278)
Net Increase/(Decrease)	(250,908)	$(26,881,039)	(1,103,371)	$ (91,362,702)
Service Shares:
Shares sold	818,907	$ 74,737,807	2,291,089	$163,267,970
Reinvested dividends and distributions	1,055,689	91,137,615	898,977	59,611,141
Shares repurchased	(1,000,100)	(91,152,587)	(2,922,142)	(213,198,096)
Net Increase/(Decrease)	874,496	$ 74,722,835	267,924	$ 9,681,015

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$181,389,661	$ 263,196,548	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received, and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for

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Additional Information (unaudited)

each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2019, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such

32	JUNE 30, 2021

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund

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Additional Information (unaudited)

could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Portfolio’s liquidity. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment

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Useful Information About Your Portfolio Report (unaudited)

income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81116 08-21

SEMIANNUAL REPORT June 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

PORTFOLIO SNAPSHOT

We believe our research-driven investment process, diversified portfolio construction and robust risk management can drive consistent risk-adjusted performance, with excess returns generated primarily through sector and security decisions. Our collaborative investment teams utilize our broad investment flexibility across the investment cycle in an effort to capitalize on attractive opportunities and provide the downside risk management clients expect from their core fixed income portfolio.

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	1.03%	1.05%
Service Shares	0.78%	0.80%
Weighted Average Maturity		7.6 Years
Average Effective Duration**		5.9 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	6.0%
AA	36.3%
A	4.1%
BBB	24.4%
BB	14.4%
B	3.0%
Not Rated	10.9%
Other	0.9%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	41.6%
United States Treasury Notes/Bonds	19.1%
Mortgage-Backed Securities	16.6%
Asset-Backed/Commercial Mortgage-Backed Securities	16.0%
Investment Companies	11.5%
Inflation-Indexed Bonds	4.0%
Bank Loans and Mezzanine Loans	1.3%
Preferred Stocks	0.5%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Other	(10.7)%
100.0%

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	-1.20%	2.28%	3.77%	3.99%	6.16%	0.60%	0.58%
Service Shares	-1.28%	2.08%	3.52%	3.74%	5.93%	0.85%	0.82%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.60%	-0.33%	3.03%	3.39%	5.08%
Morningstar Quartile - Institutional Shares	-	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	-	365/593	263/547	204/478	7/180

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 30, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

2	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for indexfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Institutional Shares	$1,000.00	$988.00	$2.81	$1,000.00	$1,021.97	$2.86	0.57%
Service Shares	$1,000.00	$987.20	$4.04	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 16.0%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 0.9529%, 9/15/34 (144A)‡	$629,029	$629,041
Affirm Asset Securitization Trust 2020-Z2 A, 1.9000%, 1/15/25 (144A)	342,711	345,082
Affirm Asset Securitization Trust 2021-A A, 0.8800%, 8/15/25 (144A)	723,000	723,918
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	69,957	69,957
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	309,775	310,874
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	288,331	290,056
Angel Oak Mortgage Trust I LLC 2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	517,860	526,061
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	480,376	483,369
Arbys Funding LLC 2020-1A, 3.2370%, 7/30/50 (144A)	1,791,463	1,868,733
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	260,123	300,249
Bank 2019-BN17, 3.7140%, 4/15/52	569,676	641,509
Bank 2019-BN18, 3.5840%, 5/15/62	978,130	1,098,209
Bank 2019-BN20, 3.0110%, 9/15/62	466,163	503,612
Bank 2019-BN23, 2.9200%, 12/15/52	838,600	905,351
Bank 2019-BNK24, 2.9600%, 11/15/62	236,800	254,944
Barclays Comercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	1,447,000	1,639,850
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 0.9229%, 8/15/36 (144A)‡	443,000	443,341
Benchmark Mortgage Trust 2020-B16, 2.7320%, 2/15/53	565,000	597,931
BVRT Financing Trust, 1.8270%, 7/10/32‡	23,780	23,780
BVRT Financing Trust 2021-1F M1, 1.5600%, 7/1/33‡	285,835	285,854
BVRT Financing Trust 2021-2F M1, 1.5600%, 1/10/32‡	856,571	856,571
BVRT Financing Trust 2021-CRT1 M2, 2.3270%, 1/10/33‡	662,000	663,241
BVRT Financing Trust 2021-CRT2 M1, 1.8451%, 11/10/32‡	722,719	722,719
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 0.8230%, 11/15/35 (144A)‡	675,372	675,685
BX Commercial Mortgage Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	614,000	661,330
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	309,000	339,027
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	614,000	668,996
BX Commercial Mortgage Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	920,000	986,989
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 0.9930%, 10/15/36 (144A)‡	1,251,982	1,254,149
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.1530%, 10/15/36 (144A)‡	208,211	208,450
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.0730%, 11/15/32 (144A)‡	1,756,551	1,761,054
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.4230%, 11/15/32 (144A)‡	314,372	315,020
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.6230%, 11/15/32 (144A)‡	314,372	315,231
BX Commercial Mortgage Trust 2021-LBA AJV,
ICE LIBOR USD 1 Month + 0.8000%, 0.8730%, 2/15/36 (144A)‡	848,000	849,342
BX Commercial Mortgage Trust 2021-LBA AV,
ICE LIBOR USD 1 Month + 0.8000%, 0.8730%, 2/15/36 (144A)‡	964,000	965,493
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	696,000	758,188
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	1,202,000	1,209,879
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	441,000	446,258
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	1,086,378	1,086,077
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 0.9729%, 11/15/37 (144A)‡	1,740,876	1,745,829
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.3729%, 11/15/37 (144A)‡	774,597	776,356
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.7229%, 11/15/37 (144A)‡	777,546	779,495

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	5

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	$226,467	$227,790
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	244,233	245,183
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 4.9915%, 11/25/24‡	66,942	68,895
Connecticut Avenue Securities Trust 2015-C02 1M2,
ICE LIBOR USD 1 Month + 4.0000%, 4.0915%, 5/25/25‡	209,877	213,010
Connecticut Avenue Securities Trust 2016-C03,
ICE LIBOR USD 1 Month + 5.9000%, 5.9915%, 10/25/28‡	139,794	146,751
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.3415%, 1/25/29‡	346,459	361,714
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 4.3415%, 4/25/29‡	394,270	410,956
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6415%, 7/25/29‡	613,694	634,846
Connecticut Avenue Securities Trust 2017-C05 1M2,
ICE LIBOR USD 1 Month + 2.2000%, 2.2915%, 1/25/30‡	864,143	877,067
Connecticut Avenue Securities Trust 2017-C06 1M2,
ICE LIBOR USD 1 Month + 2.6500%, 2.7415%, 2/25/30‡	738,470	751,854
Connecticut Avenue Securities Trust 2017-C07 1M2,
ICE LIBOR USD 1 Month + 2.4000%, 2.4915%, 5/25/30‡	843,219	853,815
Connecticut Avenue Securities Trust 2018-C03 1M2,
ICE LIBOR USD 1 Month + 2.1500%, 2.2415%, 10/25/30‡	857,619	868,138
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.4915%, 4/25/31 (144A)‡	197,863	198,843
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.3915%, 8/25/31 (144A)‡	161,927	163,023
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2415%, 9/25/31 (144A)‡	519,923	523,607
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.1915%, 6/25/39 (144A)‡	426,503	426,767
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.0915%, 7/25/39 (144A)‡	411,250	412,839
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.1915%, 10/25/39 (144A)‡	170,205	170,837
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.0915%, 1/25/40 (144A)‡	1,088,750	1,093,347
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0029%, 11/15/36 (144A)‡	552,036	552,931
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	124,275	125,204
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.0530%, 5/15/36 (144A)‡	1,570,000	1,572,375
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5030%, 5/15/36 (144A)‡	831,000	832,134
Credit Suisse Commercial Mortgage Trust 2020-UNFI, 4.1682%, 12/6/22‡	453,000	452,418
Credit Suisse Commercial Mortgage Trust 2021-WEHO A, 4.0422%, 4/15/23‡	1,039,739	1,039,692
DB Master Finance LLC 2019-1A A23, 4.3520%, 5/20/49 (144A)	456,863	505,532
DB Master Finance LLC 2019-1A A2I, 3.7870%, 5/20/49 (144A)	570,833	578,368
DB Master Finance LLC 2019-1A A2II, 4.0210%, 5/20/49 (144A)	230,888	243,607
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	1,183,000	1,177,146
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	359,910	388,224
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	1,065,675	1,112,023
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	553,800	602,916
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	1,980,925	2,140,294
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	1,590,000	1,608,890
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	1,400,000	1,426,141
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	50,537	50,997
Exeter Automobile Receivables Trust 2021-1A C, 0.7400%, 1/15/26	181,000	180,856
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	580,000	579,729

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Extended Stay America Trust 2021-ESH A,
ICE LIBOR USD 1 Month + 1.0800%, 0%, 7/15/38 (144A)‡	$1,506,000	$1,506,000
Extended Stay America Trust 2021-ESH B,
ICE LIBOR USD 1 Month + 1.3800%, 0%, 7/15/38 (144A)‡	410,000	410,000
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.0915%, 7/25/25‡	393,113	403,262
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.7915%, 4/25/28‡	306,673	324,808
Fannie Mae REMICS, 3.0000%, 5/25/48	1,389,512	1,472,844
Fannie Mae REMICS, 3.0000%, 11/25/49	1,515,193	1,604,495
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.6416%, 7/25/28‡	375,391	391,980
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0415%, 10/25/49 (144A)‡	135,355	135,993
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0180%, 12/25/50 (144A)‡	910,000	918,446
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 3.2415%, 9/25/50 (144A)‡	413,953	418,610
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6180%, 11/25/50 (144A)‡	1,481,000	1,510,158
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 2.3180%, 8/25/33 (144A)‡	442,000	453,250
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 2.2680%, 8/25/33 (144A)‡	476,000	481,517
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1070%, 12/15/36 (144A)‡	293,000	293,309
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.4070%, 12/15/36 (144A)‡	328,000	328,114
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.7060%, 12/15/36 (144A)‡	365,000	365,134
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	371,605	427,210
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	618,450	702,236
GS Mortgage Securities Trust 2020-GC45, 2.9106%, 2/13/53	580,000	621,887
GS Mortgage Securities Trust 2020-GC47, 2.3772%, 5/12/53	663,000	683,222
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	1,182,068	1,296,517
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	1,182,068	1,201,168
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	1,182,068	1,248,524
Life Financial Services Trust 2021-BMR A,
ICE LIBOR USD 1 Month + 0.7000%, 0.7730%, 3/15/38 (144A)‡	2,198,000	2,201,679
Life Financial Services Trust 2021-BMR C,
ICE LIBOR USD 1 Month + 1.1000%, 1.1730%, 3/15/38 (144A)‡	1,052,000	1,054,245
Mercury Financial Credit Card Master Trust 2021-1A A,
1.5400%, 3/20/26 (144A)	985,000	988,184
MHC Commercial Mortgage Trust 2021-MHC A,
ICE LIBOR USD 1 Month + 0.8010%, 0.8738%, 4/15/38 (144A)‡	1,980,503	1,982,072
MHC Commercial Mortgage Trust 2021-MHC C,
ICE LIBOR USD 1 Month + 1.3510%, 1.4238%, 4/15/38 (144A)‡	954,704	955,621
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	594,000	629,000
Morgan Stanley Capital I Trust 2019-H6, 3.4170%, 6/15/52	324,754	359,492
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	447,000	489,494
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	590,372	679,559
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	883,008	1,021,005
MRA Issuance Trust 2021-NA1 A1X,
ICE LIBOR USD 1 Month + 1.5000%, 0%, 3/8/22 (144A)‡	1,734,000	1,734,000
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	345,692	373,112
Newday Funding Master Issuer PLC 2021-1A A2,
SOFR + 1.1000%, 1.1100%, 3/15/29 (144A)‡	693,000	696,667
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	350,581	363,817

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	$764,147	$775,481
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	254,000	258,508
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	252,000	257,027
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	551,408	551,407
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	944,615	951,436
Preston Ridge Partners Mortgage Trust 2020-1A, 2.9810%, 2/25/25 (144A)Ç	220,621	222,512
Preston Ridge Partners Mortgage Trust 2020-3, 2.8570%, 9/25/25 (144A)Ç	1,065,451	1,074,148
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	685,562	688,472
Preston Ridge Partners Mortgage Trust 2020-5 A1, 3.1040%, 11/25/25 (144A)Ç	361,144	362,084
Santander Drive Auto Receivables Trust 2020-3 D, 1.6400%, 11/16/26	1,414,000	1,433,022
Santander Drive Auto Receivables Trust 2021-1 D, 1.1300%, 11/16/26	2,418,000	2,421,206
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	156,137	158,682
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	99,312	109,955
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	197,703	218,801
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	492,265	500,572
Taco Bell Funding LLC 2016-1A A23, 4.9700%, 5/25/46 (144A)	603,840	652,547
Taco Bell Funding LLC 2018-1A A2I, 4.3180%, 11/25/48 (144A)	594,750	594,750
Taco Bell Funding LLC 2018-1A A2II, 4.9400%, 11/25/48 (144A)	506,025	570,938
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	610,000	617,029
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	1,453,000	1,455,468
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	634,000	631,418
VASA Trust 2021-VASA A,
ICE LIBOR USD 1 Month + 0.9000%, 0.9730%, 7/15/39 (144A)‡	605,000	602,311
VCAT Asset Securitization LLC 2020-NPL1, 3.6710%, 8/25/50 (144A)Ç	331,573	336,537
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	329,347	330,233
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
ICE LIBOR USD 1 Month + 1.1500%, 1.2230%, 2/15/40 (144A)‡	435,421	437,312
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	104,220	113,012
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	547,155	583,288
Wendy's Funding LLC 2021-1A A2I, 2.3700%, 6/15/51 (144A)	513,000	514,977
Wendy's Funding LLC 2021-1A A2II, 2.7750%, 6/15/51 (144A)	597,000	601,856
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	637,000	659,461
Wingstop Funding LLC 2020-1A A2, 2.8410%, 12/5/50 (144A)	912,713	945,683
Zaxby's Funding LLC 2021-1A A2, 3.2380%, 7/30/51 (144A)	704,000	716,398
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $103,009,535)		104,879,021
Bank Loans and Mezzanine Loans– 1.3%
Basic Industry – 0.2%
Alpha 3 BV, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 3/18/28‡	1,140,000	1,133,593
Capital Goods – 0.3%
Madison IAQ LLC, ICE LIBOR USD 1 Month + 3.2500%, 3.7500%, 6/21/28ƒ,‡	1,784,546	1,784,546
Consumer Non-Cyclical – 0.8%
Elanco Animal Health Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8651%, 8/1/27‡	2,476,942	2,437,732
ICON Luxembourg Sarl, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 6/16/28ƒ,‡	2,294,559	2,297,794
Indigo Merger Sub Inc, ICE LIBOR USD 1 Month + 2.5000%, 3.0000%, 7/1/28ƒ,‡	571,691	572,497
		5,308,023
Total Bank Loans and Mezzanine Loans (cost $8,248,452)		8,226,162
Corporate Bonds– 41.6%
Banking – 8.3%
Ally Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.8680%, 4.7000%‡,µ	1,387,000	1,436,516
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	1,186,000	1,298,935
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	2,064,000	2,282,334
Bank of America Corp, SOFR + 1.0600%, 2.0870%, 6/14/29‡	1,794,000	1,808,517
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	1,661,000	1,712,387
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	549,000	571,097
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	1,419,000	1,569,769

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	$2,036,000	$2,221,785
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	918,000	1,001,535
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	623,000	655,484
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 2.0500%, 2.5880%, 8/12/35 (144A)‡	2,043,000	1,995,833
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	1,262,000	1,404,538
Citigroup Inc, SOFR + 1.4220%, 2.9760%, 11/5/30‡	580,000	614,325
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	1,129,000	1,186,980
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	668,000	693,061
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	152,000	163,506
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	683,000	747,509
Citigroup Inc, SOFR + 3.8130%, 5.0000%‡,µ	695,000	727,387
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	688,000	756,560
Credit Agricole SA, 3.2500%, 1/14/30 (144A)	1,249,000	1,314,891
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	281,000	286,491
Goldman Sachs Group Inc, 3.5000%, 4/1/25	1,757,000	1,906,165
Goldman Sachs Group Inc,
US Treasury Yield Curve Rate 5 Year + 3.2240%, 4.9500%‡,µ	457,000	488,469
HSBC Holdings PLC, SOFR + 1.5380%, 1.6450%, 4/18/26‡	1,120,000	1,135,017
HSBC Holdings PLC, SOFR + 1.2900%, 1.5890%, 5/24/27‡	1,967,000	1,970,791
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	631,000	652,482
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	1,746,000	1,944,354
JPMorgan Chase & Co, SOFR + 0.8850%, 1.5780%, 4/22/27‡	1,682,000	1,690,715
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	3,121,000	3,278,631
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%, 7/31/69‡	548,000	579,209
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%, 1/23/70‡	579,000	600,018
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	1,856,000	1,927,088
Morgan Stanley, 3.9500%, 4/23/27	1,578,000	1,763,207
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	808,000	813,717
Morgan Stanley, SOFR + 1.0340%, 1.7940%, 2/13/32‡	1,515,000	1,455,630
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	1,987,000	2,017,389
Natwest Group PLC,
US Treasury Yield Curve Rate 5 Year + 2.3500%, 3.0320%, 11/28/35‡	1,513,000	1,515,421
SVB Financial Group, 3.1250%, 6/5/30	1,932,000	2,056,177
SVB Financial Group, 1.8000%, 2/2/31	692,000	661,912
SVB Financial Group,
US Treasury Yield Curve Rate 10 Year + 3.0640%, 4.1000%‡,µ	1,753,000	1,778,191
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	1,504,000	1,479,364
		54,163,387
Basic Industry – 1.0%
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	2,109,000	2,061,547
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	1,598,000	1,630,439
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	940,000	945,520
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,878,000	1,988,247
		6,625,753
Brokerage – 0.6%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	2,845,000	3,144,578
Charles Schwab Corp,
US Treasury Yield Curve Rate 10 Year + 3.0790%, 4.0000%‡,µ	920,000	941,160
		4,085,738
Capital Goods – 1.7%
Boeing Co, 4.5080%, 5/1/23	1,505,000	1,604,472
Boeing Co, 4.8750%, 5/1/25	1,109,000	1,242,599
Boeing Co, 2.1960%, 2/4/26	544,000	549,200
Boeing Co, 3.2500%, 2/1/28	581,000	615,912

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Capital Goods– (continued)
Boeing Co, 3.6250%, 2/1/31	$1,233,000	$1,326,126
Boeing Co, 3.9500%, 8/1/59	762,000	797,231
TransDigm Inc, 4.6250%, 1/15/29 (144A)	2,561,000	2,561,896
Wabtec Corp, 4.4000%, 3/15/24	587,000	636,007
Wabtec Corp, 4.9500%, 9/15/28	821,000	952,349
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	607,000	645,544
		10,931,336
Communications – 4.5%
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	1,801,000	1,834,769
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32	2,833,000	2,935,696
Cellnex Finance Co SA, 3.8750%, 7/7/41 (144A)	1,378,000	1,373,053
CenturyLink Inc, 5.8000%, 3/15/22	589,000	606,134
Charter Communications Operating LLC / Charter Communications Operating
Capital, 6.4840%, 10/23/45	323,000	444,830
Charter Communications Operating LLC / Charter Communications Operating
Capital, 5.3750%, 5/1/47	258,000	316,156
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.8000%, 3/1/50	622,000	714,397
Comcast Corp, 3.7500%, 4/1/40	184,000	207,420
Crown Castle International Corp, 3.6500%, 9/1/27	757,000	834,663
Crown Castle International Corp, 3.1000%, 11/15/29	942,000	999,424
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	1,432,000	1,423,050
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	1,443,000	1,415,742
CSC Holdings LLC, 3.3750%, 2/15/31 (144A)	1,165,000	1,100,820
CSC Holdings LLC, 5.0000%, 11/15/31 (144A)	692,000	695,322
GCI LLC, 4.7500%, 10/15/28 (144A)	2,696,000	2,759,356
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	1,210,000	1,295,946
Netflix Inc, 3.6250%, 6/15/25 (144A)	3,138,000	3,369,710
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	2,078,000	2,096,453
T-Mobile USA Inc, 2.2500%, 2/15/26	734,000	739,505
T-Mobile USA Inc, 2.6250%, 2/15/29	1,844,000	1,820,950
T-Mobile USA Inc, 3.0000%, 2/15/41	815,000	804,951
Verizon Communications Inc, 3.0000%, 3/22/27	251,000	270,109
Verizon Communications Inc, 2.1000%, 3/22/28	486,000	496,165
Verizon Communications Inc, 3.5500%, 3/22/51	820,000	876,061
		29,430,682
Consumer Cyclical – 3.5%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	2,938,000	2,842,515
Choice Hotels International Inc, 3.7000%, 12/1/29	1,293,000	1,399,685
Choice Hotels International Inc, 3.7000%, 1/15/31	334,000	361,435
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	1,575,000	1,627,737
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	495,000	557,197
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	931,000	1,071,590
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	100,000	116,500
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	1,612,000	1,730,176
GoDaddy Operating Co LLC / GD Finance Co Inc, 3.5000%, 3/1/29 (144A)	2,088,000	2,074,428
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	811,000	849,554
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	1,914,000	2,142,723
Lithia Motors Inc, 3.8750%, 6/1/29 (144A)	2,149,000	2,227,546
MDC Holdings Inc, 5.5000%, 1/15/24	1,126,000	1,233,702
MGM Resorts International, 7.7500%, 3/15/22	217,000	226,808
Nordstrom Inc, 4.3750%, 4/1/30#	1,133,000	1,180,588
Service Corp International/US, 3.3750%, 8/15/30	578,000	566,324
Service Corporation International, 4.0000%, 5/15/31	1,362,000	1,390,159
Yum! Brands Inc, 4.6250%, 1/31/32	1,462,000	1,535,100
		23,133,767
Consumer Non-Cyclical – 4.6%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	1,478,000	1,870,779

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	$1,476,000	$1,568,250
Coca-Cola Femsa SAB de CV, 2.7500%, 1/22/30	759,000	790,180
DaVita Inc, 4.6250%, 6/1/30 (144A)	1,173,000	1,206,102
DaVita Inc, 3.7500%, 2/15/31 (144A)	1,543,000	1,481,280
Elanco Animal Health Inc, 5.2720%, 8/28/23	1,274,000	1,370,302
Hasbro Inc, 3.9000%, 11/19/29	2,520,000	2,801,939
Hasbro Inc, 6.3500%, 3/15/40	226,000	315,081
Hasbro Inc, 5.1000%, 5/15/44	1,456,000	1,779,779
HCA Inc, 5.3750%, 2/1/25	642,000	724,176
HCA Inc, 3.5000%, 9/1/30	930,000	990,794
HCA Inc, 5.5000%, 6/15/47	283,000	368,585
HCA Inc, 5.2500%, 6/15/49	424,000	540,469
HCA Inc, 3.5000%, 7/15/51	1,295,000	1,294,410
JBS Finance Luxembourg Sarl, 3.6250%, 1/15/32 (144A)	923,000	922,714
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	717,000	787,804
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	1,827,000	2,053,110
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	1,500,000	1,677,570
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
3.7500%, 12/1/31 (144A)	873,000	893,297
Kraft Heinz Foods Co, 3.8750%, 5/15/27	1,162,000	1,276,775
Kraft Heinz Foods Co, 5.0000%, 6/4/42	797,000	973,215
Kraft Heinz Foods Co, 4.3750%, 6/1/46	229,000	259,503
Kraft Heinz Foods Co, 4.8750%, 10/1/49	536,000	650,678
Organon Finance 1 LLC, 4.1250%, 4/30/28 (144A)	1,630,000	1,662,274
Royalty Pharma PLC, 3.5500%, 9/2/50 (144A)	1,079,000	1,073,223
Sysco Corp, 6.6000%, 4/1/50	369,000	573,191
		29,905,480
Electric – 2.1%
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	1,351,000	1,505,521
Dominion Energy Inc, 3.3750%, 4/1/30	967,000	1,052,976
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	1,177,000	1,186,059
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	161,000	159,166
IPALCO Enterprises Inc, 4.2500%, 5/1/30	1,455,000	1,634,052
NextEra Energy Capital Holdings Inc, 2.7500%, 5/1/25	642,000	681,845
NRG Energy Inc, 7.2500%, 5/15/26	2,135,000	2,213,152
NRG Energy Inc, 6.6250%, 1/15/27	898,000	929,628
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	1,306,000	1,278,274
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	1,475,000	1,449,482
Pacific Gas and Electric Co, 3.0000%, 6/15/28	1,386,000	1,392,234
		13,482,389
Energy – 2.1%
Cheniere Corpus Christi Holdings LLC, 3.7000%, 11/15/29	1,461,000	1,595,824
Cheniere Energy Inc, 4.6250%, 10/15/28 (144A)	1,540,000	1,624,700
Cheniere Energy Partners LP, 4.0000%, 3/1/31 (144A)	971,000	1,014,695
Continental Resources Inc, 5.7500%, 1/15/31 (144A)	1,477,000	1,768,707
Energy Transfer Operating LP, 5.8750%, 1/15/24	919,000	1,018,348
Energy Transfer Operating LP, 5.5000%, 6/1/27	165,000	193,509
Energy Transfer Operating LP, 4.9500%, 6/15/28	172,000	198,725
EQT Corp, 3.1250%, 5/15/26 (144A)	2,243,000	2,298,425
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	2,205,000	2,312,494
NGPL PipeCo LLC, 3.2500%, 7/15/31 (144A)	557,000	574,061
ONEOK Inc, 6.3500%, 1/15/31	849,000	1,097,895
ONEOK Inc, 7.1500%, 1/15/51	210,000	308,717
		14,006,100

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Finance Companies – 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	$1,382,000	$1,547,748
Air Lease Corp, 1.8750%, 8/15/26	1,246,000	1,246,963
Air Lease Corp, 3.0000%, 2/1/30	616,000	624,824
GE Capital International Funding Co Unlimited Co, 4.4180%, 11/15/35	2,171,000	2,601,903
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	1,220,000	1,204,750
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	1,838,000	1,851,767
		9,077,955
Financial Institutions – 0.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	1,411,000	1,467,542
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 3.4489%‡,µ	1,937,000	1,898,260
Information Technology Services – 0.2%
Booz Allen Hamilton Inc, 3.8750%, 9/1/28 (144A)	1,507,000	1,537,140
Insurance – 2.3%
Athene Holding Ltd, 3.9500%, 5/25/51	1,594,000	1,705,397
Brown & Brown Inc, 4.5000%, 3/15/29	903,000	1,038,678
Brown & Brown Inc, 2.3750%, 3/15/31	152,000	151,870
Centene Corp, 4.2500%, 12/15/27	1,630,000	1,717,612
Centene Corp, 2.4500%, 7/15/28	1,582,000	1,603,357
Centene Corp, 3.0000%, 10/15/30	2,517,000	2,585,664
Centene Corp, 2.5000%, 3/1/31	417,000	411,266
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	3,057,000	3,186,922
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	2,176,000	2,268,480
		14,669,246
Real Estate Investment Trusts (REITs) – 2.3%
Agree LP, 2.9000%, 10/1/30	1,946,000	2,030,424
American Homes 4 Rent LP, 2.3750%, 7/15/31	623,000	613,736
American Homes 4 Rent LP, 3.3750%, 7/15/51	749,000	733,735
CTR Partnership LP / CareTrust Capital Corp, 3.8750%, 6/30/28 (144A)	2,152,000	2,197,450
Lexington Realty Trust, 2.7000%, 9/15/30	1,779,000	1,808,355
MPT Operating Partnership LP / MPT Finance Corp, 3.5000%, 3/15/31	1,493,000	1,507,915
Omega Healthcare Investors Inc, 3.2500%, 4/15/33	3,162,000	3,155,270
Rexford Industrial Realty Inc, 2.1250%, 12/1/30	1,471,000	1,413,789
Sun Communities Inc, 2.7000%, 7/15/31	1,501,000	1,500,848
		14,961,522
Technology – 6.2%
Broadcom Inc, 4.1500%, 11/15/30	1,430,000	1,603,623
Broadcom Inc, 4.3000%, 11/15/32	1,057,000	1,203,633
Broadcom Inc, 3.4190%, 4/15/33 (144A)	1,273,000	1,336,859
Broadcom Inc, 3.4690%, 4/15/34 (144A)	1,913,000	2,023,484
Broadridge Financial Solutions Inc, 2.6000%, 5/1/31	1,286,000	1,309,460
Cadence Design Systems Inc, 4.3750%, 10/15/24	3,009,000	3,309,035
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	1,583,000	1,608,107
Marvell Technology Inc, 4.2000%, 6/22/23 (144A)	552,000	586,836
Marvell Technology Inc, 1.6500%, 4/15/26 (144A)	956,000	955,448
Marvell Technology Inc, 4.8750%, 6/22/28 (144A)	1,117,000	1,291,253
Marvell Technology Inc, 2.9500%, 4/15/31 (144A)	1,515,000	1,570,102
Microchip Technology Inc, 2.6700%, 9/1/23	1,585,000	1,650,809
Microchip Technology Inc, 4.2500%, 9/1/25	1,265,000	1,328,080
MSCI Inc, 3.6250%, 9/1/30 (144A)	1,022,000	1,045,159
MSCI Inc, 3.8750%, 2/15/31 (144A)	1,965,000	2,039,198
Qorvo Inc, 3.3750%, 4/1/31 (144A)	1,642,000	1,711,325
Seagate HDD Cayman, 4.8750%, 6/1/27	51,000	56,228
Seagate HDD Cayman, 4.0910%, 6/1/29 (144A)	410,000	419,758
Seagate HDD Cayman, 3.1250%, 7/15/29 (144A)	254,000	246,104
Seagate HDD Cayman, 4.1250%, 1/15/31 (144A)	422,000	430,440
Sensata Technologies Inc, 3.7500%, 2/15/31 (144A)	554,000	547,812

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Technology– (continued)
SK Hynix Inc, 1.5000%, 1/19/26 (144A)	$1,292,000	$1,274,455
SK Hynix Inc, 2.3750%, 1/19/31 (144A)	840,000	817,934
Skyworks Solutions Inc, 0.9000%, 6/1/23	280,000	280,833
Skyworks Solutions Inc, 1.8000%, 6/1/26	436,000	441,493
Skyworks Solutions Inc, 3.0000%, 6/1/31	392,000	400,667
Switch Ltd, 4.1250%, 6/15/29 (144A)	1,013,000	1,039,591
Total System Services Inc, 4.8000%, 4/1/26	2,571,000	2,939,450
Trimble Inc, 4.7500%, 12/1/24	1,702,000	1,890,804
Trimble Inc, 4.9000%, 6/15/28	838,000	982,831
TSMC Global Ltd, 1.2500%, 4/23/26 (144A)	1,611,000	1,597,021
TSMC Global Ltd, 1.7500%, 4/23/28 (144A)	1,605,000	1,604,551
Twilio Inc, 3.6250%, 3/15/29	583,000	594,660
Twilio Inc, 3.8750%, 3/15/31	583,000	598,304
		40,735,347
Transportation – 0.3%
GXO Logistics inc, 1.6500%, 7/15/26 (144A)	1,035,000	1,029,784
GXO Logistics inc, 2.6500%, 7/15/31 (144A)	685,000	679,499
		1,709,283
Total Corporate Bonds (cost $262,418,452)		271,820,927
Inflation-Indexed Bonds– 4.0%
United States Treasury Inflation Indexed Bonds, 0.6250%, 4/15/23ÇÇ	7,636,648	8,077,993
United States Treasury Inflation Indexed Bonds, 0.1250%, 4/15/26ÇÇ	11,923,509	12,969,921
United States Treasury Inflation Indexed Bonds, 0.1250%, 1/15/31ÇÇ	4,725,203	5,199,631
Total Inflation-Indexed Bonds (cost $26,251,687)		26,247,545
Mortgage-Backed Securities– 16.6%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	2,562,198	2,642,446
2.5000%, TBA, 15 Year Maturity	1,232,300	1,284,919
2.0000%, TBA, 30 Year Maturity	7,540,882	7,617,422
2.5000%, TBA, 30 Year Maturity	25,906,458	26,789,868
3.0000%, TBA, 30 Year Maturity	2,109,000	2,198,506
3.5000%, TBA, 30 Year Maturity	5,104,000	5,371,960
		45,905,121
Fannie Mae Pool:
3.0000%, 10/1/34	156,372	165,664
2.5000%, 11/1/34	222,866	234,562
3.0000%, 11/1/34	35,731	38,070
3.0000%, 12/1/34	37,497	39,917
6.0000%, 2/1/37	92,378	109,494
4.5000%, 11/1/42	65,434	72,518
3.0000%, 1/1/43	26,089	27,667
3.0000%, 2/1/43	32,266	34,284
3.0000%, 5/1/43	340,375	357,999
3.0000%, 5/1/43	185,203	196,911
5.0000%, 7/1/44	548,365	615,225
4.5000%, 10/1/44	156,584	175,624
4.5000%, 3/1/45	228,729	256,541
4.5000%, 6/1/45	129,870	144,282
3.5000%, 12/1/45	177,949	189,829
4.5000%, 2/1/46	233,001	258,227
3.5000%, 7/1/46	775,166	839,084
3.0000%, 9/1/46	584,506	620,520
3.0000%, 2/1/47	7,600,673	8,075,790
3.5000%, 3/1/47	153,944	164,222
3.5000%, 7/1/47	131,934	140,743
3.5000%, 8/1/47	238,925	252,579
3.5000%, 1/1/48	183,445	196,939
4.0000%, 1/1/48	1,321,053	1,444,236

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.0000%, 2/1/48	$132,017	$141,269
4.0000%, 3/1/48	465,473	508,378
3.0000%, 5/1/48	58,125	61,434
5.0000%, 5/1/48	145,381	158,844
3.5000%, 7/1/48	3,683,193	3,914,268
3.0000%, 11/1/48	1,237,850	1,301,943
3.0000%, 8/1/49	238,873	253,837
3.0000%, 9/1/49	57,939	61,064
2.5000%, 1/1/50	156,498	162,502
2.5000%, 10/1/50	348,765	361,387
2.5000%, 1/1/51	860,833	890,489
3.5000%, 8/1/56	2,165,275	2,350,525
3.0000%, 2/1/57	1,448,365	1,538,812
3.0000%, 6/1/57	7,223	7,675
		26,363,354
Freddie Mac Gold Pool:
3.5000%, 1/1/47	111,429	120,041
Freddie Mac Pool:
3.0000%, 5/1/31	1,350,560	1,428,105
3.0000%, 9/1/32	255,363	270,525
3.0000%, 10/1/32	80,617	84,991
3.0000%, 1/1/33	155,536	164,771
2.5000%, 12/1/33	1,578,143	1,652,765
3.0000%, 10/1/34	320,339	340,267
3.0000%, 10/1/34	133,406	141,327
2.5000%, 11/1/34	194,269	204,486
2.5000%, 11/1/34	179,710	189,161
6.0000%, 4/1/40	141,433	168,303
2.0000%, 5/1/41	5,758,827	5,881,041
3.5000%, 7/1/42	8,053	8,674
3.5000%, 8/1/42	10,675	11,498
3.5000%, 8/1/42	8,599	9,262
3.5000%, 2/1/43	342,399	369,200
3.0000%, 3/1/43	268,922	285,547
3.0000%, 6/1/43	23,448	24,508
3.5000%, 2/1/44	492,492	531,043
4.5000%, 5/1/44	115,762	128,609
3.0000%, 1/1/45	462,161	489,711
4.0000%, 2/1/46	408,573	450,898
3.5000%, 7/1/46	341,527	367,977
3.0000%, 8/1/46	164,055	172,544
4.0000%, 3/1/47	103,706	112,564
3.0000%, 4/1/47	249,440	262,346
3.5000%, 2/1/48	160,461	171,696
4.0000%, 4/1/48	371,806	404,221
4.5000%, 7/1/48	92,738	99,846
5.0000%, 9/1/48	49,863	54,602
3.0000%, 8/1/49	71,530	76,016
3.0000%, 12/1/49	215,983	225,134
3.0000%, 12/1/49	142,815	148,866
2.5000%, 1/1/50	64,191	66,657
3.0000%, 3/1/50	71,137	74,279
		15,071,440
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	10,811,000	11,008,625
2.5000%, TBA, 30 Year Maturity	2,582,319	2,670,996
		13,679,621
Ginnie Mae I Pool:
4.0000%, 1/15/45	1,516,684	1,682,281

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae I Pool– (continued)
4.5000%, 8/15/46	$1,832,484	$2,066,302
4.0000%, 8/15/47	119,669	130,748
4.0000%, 11/15/47	159,920	174,725
4.0000%, 12/15/47	198,218	216,569
		4,270,625
Ginnie Mae II Pool:
4.0000%, 8/20/47	175,072	187,782
4.0000%, 8/20/47	46,140	49,490
4.0000%, 8/20/47	22,676	24,393
4.5000%, 2/20/48	338,038	364,589
4.0000%, 5/20/48	405,299	430,854
4.5000%, 5/20/48	434,517	472,591
4.5000%, 5/20/48	65,893	71,667
4.0000%, 6/20/48	597,801	634,934
5.0000%, 8/20/48	596,725	647,783
		2,884,083
Total Mortgage-Backed Securities (cost $106,795,527)		108,294,285
United States Treasury Notes/Bonds– 19.1%
0.1250%, 2/28/23	17,200,000	17,178,500
0.1250%, 4/30/23	21,258,000	21,218,141
0.2500%, 5/15/24	2,729,000	2,714,076
0.3750%, 1/31/26	6,697,200	6,562,994
0.5000%, 2/28/26	14,301,000	14,084,250
0.7500%, 4/30/26	11,923,000	11,862,454
1.1250%, 2/29/28	348,400	347,366
1.2500%, 4/30/28	726,700	728,971
1.1250%, 2/15/31	3,158,700	3,066,407
1.6250%, 5/15/31	417,700	424,096
1.1250%, 5/15/40	2,189,000	1,889,723
1.3750%, 11/15/40	3,035,000	2,726,284
1.8750%, 2/15/41	2,876,000	2,815,334
2.2500%, 5/15/41	3,049,000	3,172,389
2.7500%, 8/15/42	9,057,400	10,206,204
1.3750%, 8/15/50	12,314,500	10,381,220
1.6250%, 11/15/50	13,482,700	12,109,150
1.8750%, 2/15/51	3,361,900	3,208,513
Total United States Treasury Notes/Bonds (cost $125,335,099)		124,696,072
Preferred Stocks– 0.5%
Banks – 0.5%
First Republic Bank/CA, 4.1250%#,µ	61,800	1,585,170
Truist Financial Corp, 4.7500%µ	68,875	1,833,452
Total Preferred Stocks (cost $3,266,875)		3,418,622
Investment Companies– 11.5%
Money Markets – 11.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $75,031,842)	75,025,450	75,032,953
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	732,642	732,642
Time Deposits – 0%
Royal Bank of Canada, 0.0500%, 7/1/21	$183,161	183,161
Total Investments Purchased with Cash Collateral from Securities Lending (cost $915,803)		915,803
Total Investments (total cost $711,273,272) – 110.7%		723,531,390
Liabilities, net of Cash, Receivables and Other Assets – (10.7)%		(69,804,031)
Net Assets – 100%		$653,727,359

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$689,356,090	95.3%
United Kingdom	8,079,226	1.1
France	6,010,794	0.8
Australia	3,496,753	0.5
Taiwan	3,201,572	0.4
Canada	2,842,515	0.4
Luxembourg	2,297,794	0.3
Ireland	2,120,245	0.3
South Korea	2,092,389	0.3
Belgium	1,870,779	0.3
Spain	1,373,053	0.2
Mexico	790,180	0.1

Total	$723,531,390	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 11.5%
Money Markets - 11.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$16,307	$200	$(200)	$75,032,953
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	9,392∆	-	-	732,642
Total Affiliated Investments - 11.6%	$25,699	$200	$(200)	$75,765,595

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 11.5%
Money Markets - 11.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	33,622,864	186,127,364	(144,717,275)	75,032,953
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	113,710	71,382,533	(70,763,601)	732,642

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
5 Year US Treasury Note	7	10/5/21	$864,008	$(2,077)	$438
Ultra 10-Year Treasury Note	1	9/30/21	147,203	2,578	484
Total - Futures Purchased				501	922
Futures Sold:
2 Year US Treasury Note	1	10/5/21	(220,320)	352	(23)
Total				$853	$899

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2021.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021

Interest Rate Contracts
Asset Derivatives:
Variation margin receivable on futures contracts	$ 922

Liability Derivatives:
Variation margin payable on futures contracts	$ 23

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2021.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2021

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (17,386)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (733)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2021

Market Value
Futures contracts, purchased	$ 1,019,042
Futures contracts, sold	220,751

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2021 is $179,066,302, which represents 27.4% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

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Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$104,879,021	$-
Bank Loans and Mezzanine Loans	-	8,226,162	-
Corporate Bonds	-	271,820,927	-
Inflation-Indexed Bonds	-	26,247,545	-
Mortgage-Backed Securities	-	108,294,285	-
United States Treasury Notes/Bonds	-	124,696,072	-
Preferred Stocks	-	3,418,622	-
Investment Companies	-	75,032,953	-
Investments Purchased with Cash Collateral from Securities Lending	-	915,803	-
Total Investments in Securities	$-	$723,531,390	$-
Other Financial Instruments(a):
Variation Margin Receivable on Futures Contracts	922	-	-
Total Assets	$922	$723,531,390	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable on Futures Contracts	$23	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

20	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Assets:
Unaffiliated investments, at value (cost $635,508,788)(1)	$647,765,795
Affiliated investments, at value (cost $75,764,484)	75,765,595
Cash	229,874
Deposits with brokers for futures	20,000
Receivable for variation margin on futures contracts	922
Non-interested Trustees' deferred compensation	15,921
Receivables:
Interest	2,913,226
Investments sold	2,572,351
Portfolio shares sold	237,875
Dividends from affiliates	3,099
Other assets	1,918
Total Assets	729,526,576
Liabilities:
Collateral for securities loaned (Note 3)	915,803
Payable for variation margin on futures contracts	23
Payables:	—
TBA investments purchased	61,780,777
Investments purchased	12,251,333
Portfolio shares repurchased	362,658
Advisory fees	254,376
12b-1 Distribution and shareholder servicing fees	103,682
Transfer agent fees and expenses	28,013
Professional fees	26,314
Non-interested Trustees' deferred compensation fees	15,921
Non-interested Trustees' fees and expenses	2,451
Custodian fees	1,757
Affiliated portfolio administration fees payable	1,327
Accrued expenses and other payables	54,782
Total Liabilities	75,799,217
Net Assets	$653,727,359
Net Assets Consist of:
Capital (par value and paid-in surplus)	$635,271,526
Total distributable earnings (loss)	18,455,833
Total Net Assets	$653,727,359
Net Assets - Institutional Shares	$143,508,465
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,837,752
Net Asset Value Per Share	$12.12
Net Assets - Service Shares	$510,218,894
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	38,238,409
Net Asset Value Per Share	$13.34

(1) Includes $897,497 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Flexible Bond Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2021

Investment Income:
Interest	$7,614,015
Dividends	88,683
Dividends from affiliates	16,307
Affiliated securities lending income, net	9,392
Unaffiliated securities lending income, net	311
Other income	25,777
Total Investment Income	7,754,485
Expenses:
Advisory fees	1,534,073
12b-1 Distribution and shareholder servicing fees:
Service Shares	607,291
Transfer agent administrative fees and expenses:
Institutional Shares	32,739
Service Shares	121,458
Other transfer agent fees and expenses:
Institutional Shares	3,393
Service Shares	5,271
Shareholder reports expense	28,068
Professional fees	27,164
Affiliated portfolio administration fees	9,586
Registration fees	6,824
Custodian fees	4,854
Non-interested Trustees’ fees and expenses	4,489
Other expenses	40,875
Total Expenses	2,426,085
Less: Excess Expense Reimbursement and Waivers	(25,009)
Net Expenses	2,401,076
Net Investment Income/(Loss)	5,353,409
Net Realized Gain/(Loss) on Investments:
Investments	6,339,610
Investments in affiliates	200
Futures contracts	(17,386)
Total Net Realized Gain/(Loss) on Investments	6,322,424
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(19,556,524)
Investments in affiliates	(200)
Futures contracts	(733)
Total Change in Unrealized Net Appreciation/Depreciation	(19,557,457)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,881,624)

See Notes to Financial Statements.

22	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2021 (unaudited)	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$5,353,409	$12,311,184
Net realized gain/(loss) on investments	6,322,424	30,173,772
Change in unrealized net appreciation/depreciation	(19,557,457)	14,063,511
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,881,624)	56,548,467
Dividends and Distributions to Shareholders:
Institutional Shares	(5,472,538)	(4,451,177)
Service Shares	(16,951,741)	(10,580,741)
Net Decrease from Dividends and Distributions to Shareholders	(22,424,279)	(15,031,918)
Capital Share Transactions:
Institutional Shares	4,765,410	(27,989,330)
Service Shares	40,111,688	66,237,602
Net Increase/(Decrease) from Capital Share Transactions	44,877,098	38,248,272
Net Increase/(Decrease) in Net Assets	14,571,195	79,764,821
Net Assets:
Beginning of period	639,156,164	559,391,343
End of period	$653,727,359	$639,156,164

See Notes to Financial Statements.

Janus Aspen Series	23

Janus Henderson VIT Flexible Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.75	$11.88	$11.21	$11.69	$11.62	$11.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.28	0.34	0.33	0.30	0.28
Net realized and unrealized gain/(loss)	(0.27)	0.96	0.72	(0.45)	0.12	0.01
Total from Investment Operations	(0.15)	1.24	1.06	(0.12)	0.42	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.37)	(0.39)	(0.36)	(0.35)	(0.34)
Distributions (from capital gains)	(0.33)	—	—	—	—	—
Total Dividends and Distributions	(0.48)	(0.37)	(0.39)	(0.36)	(0.35)	(0.34)
Net Asset Value, End of Period	$12.12	$12.75	$11.88	$11.21	$11.69	$11.62
Total Return*	(1.20)%	10.48%	9.57%	(1.00)%	3.62%	2.46%
Net Assets, End of Period (in thousands)	$143,508	$145,792	$162,620	$240,427	$292,251	$335,208
Average Net Assets for the Period (in thousands)	$134,452	$156,575	$208,624	$266,429	$319,492	$350,120
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.60%	0.60%	0.61%	0.60%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.59%	0.60%	0.61%	0.60%	0.58%
Ratio of Net Investment Income/(Loss)	1.89%	2.28%	2.89%	2.88%	2.51%	2.31%
Portfolio Turnover Rate	82%(2)	139%(2)	177%(2)	238%(2)	130%(2)	112%

Service Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.99	$12.99	$12.23	$12.73	$12.63	$12.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.28	0.34	0.33	0.29	0.27
Net realized and unrealized gain/(loss)	(0.30)	1.05	0.79	(0.50)	0.13	0.01
Total from Investment Operations	(0.19)	1.33	1.13	(0.17)	0.42	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.33)	(0.37)	(0.33)	(0.32)	(0.31)
Distributions (from capital gains)	(0.33)	—	—	—	—	—
Total Dividends and Distributions	(0.46)	(0.33)	(0.37)	(0.33)	(0.32)	(0.31)
Net Asset Value, End of Period	$13.34	$13.99	$12.99	$12.23	$12.73	$12.63
Total Return*	(1.35)%	10.33%	9.28%	(1.29)%	3.35%	2.22%
Net Assets, End of Period (in thousands)	$510,219	$493,364	$396,771	$384,824	$403,243	$401,186
Average Net Assets for the Period (in thousands)	$498,025	$431,012	$384,358	$389,260	$402,544	$383,710
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.85%	0.85%	0.86%	0.85%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.84%	0.85%	0.86%	0.85%	0.83%
Ratio of Net Investment Income/(Loss)	1.66%	2.03%	2.63%	2.64%	2.27%	2.06%
Portfolio Turnover Rate	82%(2)	139%(2)	177%(2)	238%(2)	130%(2)	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

24	JUNE 30, 2021

Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	25

Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

26	JUNE 30, 2021

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Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2021 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

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• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's ("Janus Capital") ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is

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reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,”

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which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their

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inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2021.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage

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Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2021” table located in the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$897,497	$—	$(897,497)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

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Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $897,497. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $915,803, resulting in the net amount due to the counterparty of $18,306.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

To facilitate TBA commitments, the Portfolio is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in October 2021, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Portfolio to also post collateral. These collateral requirements may increase costs associated with the Portfolio’s participation in the TBA market.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

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Notes to Financial Statements (unaudited)

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

The Fund’s actual investment advisory fee rate for the reporting period was 0.49% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.52% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2021. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

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Notes to Financial Statements (unaudited)

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $16,571 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $308,300 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment

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Notes to Financial Statements (unaudited)

adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2021, the Portfolio engaged in cross trades amounting to $12,228,291 in purchases and $2,720,661 in sales, resulting in a net realized gain of $75,986. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 712,537,322	$14,078,127	$ (3,084,059)	$ 10,994,068

Information on the tax components of derivatives as of June 30, 2021 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
	$ 2,930	$ (2,077)	$ 853

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,878,333	$23,444,207	2,510,696	$ 31,141,098
Reinvested dividends and distributions	452,276	5,472,538	356,034	4,451,177
Shares repurchased	(1,924,514)	(24,151,335)	(5,127,790)	(63,581,605)
Net Increase/(Decrease)	406,095	$ 4,765,410	(2,261,060)	$ (27,989,330)
Service Shares:
Shares sold	5,436,221	$74,371,211	11,715,760	$159,704,605
Reinvested dividends and distributions	1,272,653	16,951,741	771,012	10,580,741
Shares repurchased	(3,744,228)	(51,211,264)	(7,748,985)	(104,047,744)
Net Increase/(Decrease)	2,964,646	$40,111,688	4,737,787	$ 66,237,602

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

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Notes to Financial Statements (unaudited)

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$166,421,103	$ 247,897,514	$ 315,046,953	$ 236,504,712

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received, and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for

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Additional Information (unaudited)

each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2019, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund

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Additional Information (unaudited)

could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Portfolio’s liquidity. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment

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Useful Information About Your Portfolio Report (unaudited)

income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81114 08-21

SEMIANNUAL REPORT June 30, 2021

Janus Henderson VIT Forty Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

PORTFOLIO SNAPSHOT

Forty Fund is a concentrated large-cap growth fund, leveraging Janus Henderson’s three decades of experience in high-conviction investing. By investing in our best wide-moat ideas, the Fund seeks to add excess return over the long term. Given its concentrated nature, the Fund may exhibit moderately higher volatility than its benchmark.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Blackstone Group Inc	2.90%	1.03%	Mastercard Inc	6.00%	-0.52%
ASML Holding NV	2.73%	0.66%	CoStar Group Inc	1.99%	-0.47%
Snap Inc	3.24%	0.66%	Uber Technologies Inc	1.45%	-0.46%
Apple Inc	4.43%	0.62%	Alphabet Inc - Class C	3.25%	-0.40%
NVIDIA Corp	2.48%	0.33%	Booking Holdings Inc	2.72%	-0.40%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.42%	35.54%	44.60%
	Financials	1.05%	3.16%	1.90%
	Consumer Discretionary	0.32%	15.66%	16.54%
	Health Care	0.31%	13.62%	13.51%
	Consumer Staples	0.12%	2.00%	4.32%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Industrials	-0.91%	5.66%	4.67%
	Other**	-0.22%	1.49%	0.00%
	Energy	-0.02%	0.00%	0.10%
	Real Estate	-0.01%	2.04%	1.69%
	Utilities	0.00%	0.00%	0.02%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.4%
Amazon.com Inc
Internet & Direct Marketing Retail	8.2%
Facebook Inc
Interactive Media & Services	6.4%
Mastercard Inc
Information Technology Services	5.7%
Apple Inc
Technology Hardware, Storage & Peripherals	3.9%
32.6%

Asset Allocation - (% of Net Assets)
Common Stocks	98.5%
Investment Companies	1.5%
Private Investment in Public Equity (PIPES)	0.6%
Investments Purchased with Cash Collateral from Securities Lending	0.2%
Warrants	0.0%
Other	(0.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of December 31, 2020

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Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	14.76%	44.33%	24.78%	18.38%	13.42%	0.76%
Service Shares	14.61%	43.97%	24.48%	18.09%	13.11%	1.01%
Russell 1000 Growth Index	12.99%	42.50%	23.66%	17.87%	9.85%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%	9.24%
Morningstar Quartile - Institutional Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	267/1,259	211/1,150	145/1,012	12/515

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 1 ,1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Institutional Shares	$1,000.00	$1,147.60	$4.10	$1,000.00	$1,020.98	$3.86	0.77%
Service Shares	$1,000.00	$1,146.10	$5.37	$1,000.00	$1,019.79	$5.06	1.01%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 98.5%
Aerospace & Defense – 1.7%
L3Harris Technologies Inc	93,519	$20,214,132
Biotechnology – 1.1%
Vertex Pharmaceuticals Inc*	64,670	13,039,412
Capital Markets – 3.1%
Blackstone Group Inc	376,677	36,590,404
Chemicals – 2.2%
Sherwin-Williams Co	97,032	26,436,368
Diversified Financial Services – 0.3%
Altimeter Growth Corp - Class A*,#	284,205	3,325,198
Entertainment – 3.0%
Netflix Inc*	46,933	24,790,480
Walt Disney Co*	65,620	11,534,027
		36,324,507
Equity Real Estate Investment Trusts (REITs) – 2.1%
American Tower Corp	94,791	25,606,841
Health Care Equipment & Supplies – 11.8%
Align Technology Inc*	45,709	27,928,199
Boston Scientific Corp*	822,355	35,163,900
Danaher Corp	139,362	37,399,186
DexCom Inc*	66,501	28,395,927
Edwards Lifesciences Corp*	125,970	13,046,713
		141,933,925
Hotels, Restaurants & Leisure – 0.9%
Caesars Entertainment Inc*	106,944	11,095,440
Household Products – 1.8%
Procter & Gamble Co	157,909	21,306,661
Information Technology Services – 8.4%
Mastercard Inc	187,412	68,422,247
Shopify Inc*	7,082	10,346,660
Twilio Inc*	56,118	22,119,471
		100,888,378
Interactive Media & Services – 14.9%
Alphabet Inc - Class C*	16,836	42,196,403
Facebook Inc*	219,722	76,399,537
Match Group Inc*	107,516	17,336,955
Snap Inc*	618,449	42,141,115
		178,074,010
Internet & Direct Marketing Retail – 11.2%
Amazon.com Inc*	28,685	98,680,990
Booking Holdings Inc*	13,052	28,558,951
Farfetch Ltd - Class A*	143,744	7,238,948
		134,478,889
Pharmaceuticals – 0.9%
Elanco Animal Health Inc*	316,672	10,985,352
Professional Services – 1.9%
CoStar Group Inc*	267,500	22,154,350
Road & Rail – 0.5%
Uber Technologies Inc*	121,951	6,112,184
Semiconductor & Semiconductor Equipment – 10.6%
ASML Holding NV	50,830	35,115,397
NVIDIA Corp	49,906	39,929,791
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	158,012	18,986,722
Texas Instruments Inc	174,170	33,492,891
		127,524,801
Software – 12.9%
Adobe Inc*	73,795	43,217,304
Microsoft Corp	369,831	100,187,218
Workday Inc*	49,025	11,704,228
		155,108,750

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Technology Hardware, Storage & Peripherals – 3.9%
Apple Inc	342,983	$46,974,952
Textiles, Apparel & Luxury Goods – 3.4%
LVMH Moet Hennessy Louis Vuitton SE	35,465	27,806,040
NIKE Inc	80,075	12,370,787
		40,176,827
Wireless Telecommunication Services – 1.9%
T-Mobile US Inc*	160,388	23,228,994
Total Common Stocks (cost $560,747,037)		1,181,580,375
Private Investment in Public Equity (PIPES)– 0.6%
Diversified Financial Services – 0.6%
Altimeter Growth Corp*,§((cost $5,715,450)	571,545	6,687,076
Warrants– 0%
Diversified Financial Services – 0%
Altimeter Growth Corp, expires 9/30/25*((cost $181,685)	56,841	181,323
Investment Companies– 1.5%
Money Markets – 1.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $18,059,697)	18,057,891	18,059,697
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	2,046,269	2,046,269
Time Deposits – 0%
Royal Bank of Canada, 0.0500%, 7/1/21	$511,567	511,567
Total Investments Purchased with Cash Collateral from Securities Lending (cost $2,557,836)		2,557,836
Total Investments (total cost $587,261,705) – 100.8%		1,209,066,307
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(9,275,192)
Net Assets – 100%		$1,199,791,115

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,109,572,540	91.8%
Netherlands	35,115,397	2.9
France	27,806,040	2.3
Taiwan	18,986,722	1.6
Canada	10,346,660	0.8
United Kingdom	7,238,948	0.6

Total	$1,209,066,307	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 1.5%
Money Markets - 1.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$5,007	$-	$-	$18,059,697
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	55,612∆	-	-	2,046,269
Total Affiliated Investments - 1.7%	$60,619	$-	$-	$20,105,966

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 1.5%
Money Markets - 1.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	22,532,880	93,320,488	(97,793,671)	18,059,697
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	7,414,150	(5,367,881)	2,046,269

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson VIT Forty Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2021)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Altimeter Growth Corp	4/14/21	$5,715,450	$6,687,076	0.6%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2021. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,181,580,375	$-	$-
Private Investment in Public Equity (PIPES)	-	6,687,076	-
Warrants	181,323	-	-
Investment Companies	-	18,059,697	-
Investments Purchased with Cash Collateral from Securities Lending	-	2,557,836	-
Total Assets	$1,181,761,698	$27,304,609	$-

Janus Aspen Series	9

Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Assets:
Unaffiliated investments, at value (cost $567,155,739)(1)	$1,188,960,341
Affiliated investments, at value (cost $20,105,966)	20,105,966
Non-interested Trustees' deferred compensation	29,223
Receivables:
Portfolio shares sold	274,941
Dividends	238,407
Foreign tax reclaims	26,796
Dividends from affiliates	816
Other assets	60,597
Total Assets	1,209,697,087
Liabilities:
Due to custodian	34
Foreign cash due to custodian	104
Collateral for securities loaned (Note 2)	2,557,836
Payables:	—
Investments purchased	5,715,450
Advisory fees	687,745
Portfolio shares repurchased	620,827
12b-1 Distribution and shareholder servicing fees	138,278
Transfer agent fees and expenses	50,411
Non-interested Trustees' deferred compensation fees	29,223
Professional fees	22,412
Non-interested Trustees' fees and expenses	4,210
Affiliated portfolio administration fees payable	2,375
Custodian fees	1,287
Accrued expenses and other payables	75,780
Total Liabilities	9,905,972
Net Assets	$1,199,791,115
Net Assets Consist of:
Capital (par value and paid-in surplus)	$513,447,150
Total distributable earnings (loss)	686,343,965
Total Net Assets	$1,199,791,115
Net Assets - Institutional Shares	$503,030,336
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,724,165
Net Asset Value Per Share	$57.66
Net Assets - Service Shares	$696,760,779
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,157,922
Net Asset Value Per Share	$52.95

(1) Includes $2,504,548 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson VIT Forty Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2021

Investment Income:
Dividends	$2,906,237
Affiliated securities lending income, net	55,612
Dividends from affiliates	5,007
Unaffiliated securities lending income, net	72
Foreign tax withheld	(71,313)
Total Investment Income	2,895,615
Expenses:
Advisory fees	3,861,243
12b-1 Distribution and shareholder servicing fees:
Service Shares	792,846
Transfer agent administrative fees and expenses:
Institutional Shares	114,732
Service Shares	158,569
Other transfer agent fees and expenses:
Institutional Shares	11,450
Service Shares	6,565
Professional fees	21,422
Shareholder reports expense	18,415
Affiliated portfolio administration fees	17,039
Registration fees	9,803
Non-interested Trustees’ fees and expenses	7,944
Custodian fees	3,888
Other expenses	45,565
Total Expenses	5,069,481
Net Investment Income/(Loss)	(2,173,866)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	69,874,100
Total Net Realized Gain/(Loss) on Investments	69,874,100
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	88,138,160
Total Change in Unrealized Net Appreciation/Depreciation	88,138,160
Net Increase/(Decrease) in Net Assets Resulting from Operations	$155,838,394

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2021 (unaudited)	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$(2,173,866)	$(1,577,379)
Net realized gain/(loss) on investments	69,874,100	142,555,684
Change in unrealized net appreciation/depreciation	88,138,160	177,594,441
Net Increase/(Decrease) in Net Assets Resulting from Operations	155,838,394	318,572,746
Dividends and Distributions to Shareholders:
Institutional Shares	(57,583,957)	(28,629,140)
Service Shares	(86,533,730)	(43,209,494)
Net Decrease from Dividends and Distributions to Shareholders	(144,117,687)	(71,838,634)
Capital Share Transactions:
Institutional Shares	32,636,865	(4,352,608)
Service Shares	58,824,456	(32,885,634)
Net Increase/(Decrease) from Capital Share Transactions	91,461,321	(37,238,242)
Net Increase/(Decrease) in Net Assets	103,182,028	209,495,870
Net Assets:
Beginning of period	1,096,609,087	887,113,217
End of period	$1,199,791,115	$1,096,609,087

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson VIT Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$57.00	$44.38	$35.20	$39.76	$32.19	$36.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.01)	0.09	0.07	0.02	0.05
Net realized and unrealized gain/(loss)	8.22	16.29	12.55	1.31	9.58	0.58
Total from Investment Operations	8.15	16.28	12.64	1.38	9.60	0.63
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.14)	(0.06)	—	—	—
Distributions (from capital gains)	(7.49)	(3.52)	(3.40)	(5.94)	(2.03)	(4.81)
Total Dividends and Distributions	(7.49)	(3.66)	(3.46)	(5.94)	(2.03)	(4.81)
Net Asset Value, End of Period	$57.66	$57.00	$44.38	$35.20	$39.76	$32.19
Total Return*	14.76%	39.40%	37.16%	1.98%	30.31%	2.20%
Net Assets, End of Period (in thousands)	$503,030	$462,216	$362,001	$292,132	$309,258	$257,009
Average Net Assets for the Period (in thousands)	$470,362	$389,419	$337,416	$327,962	$297,125	$273,374
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.76%	0.77%	0.71%	0.82%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.77%	0.71%	0.82%	0.72%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.02)%	0.23%	0.17%	0.05%	0.15%
Portfolio Turnover Rate	14%	41%	35%	41%	39%	53%

Service Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$52.96	$41.53	$33.15	$37.84	$30.79	$35.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.13)	(0.12)	(0.01)	(0.03)	(0.07)	(0.03)
Net realized and unrealized gain/(loss)	7.61	15.15	11.80	1.28	9.15	0.55
Total from Investment Operations	7.48	15.03	11.79	1.25	9.08	0.52
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.01)	—	—	—
Distributions (from capital gains)	(7.49)	(3.52)	(3.40)	(5.94)	(2.03)	(4.81)
Total Dividends and Distributions	(7.49)	(3.60)	(3.41)	(5.94)	(2.03)	(4.81)
Net Asset Value, End of Period	$52.95	$52.96	$41.53	$33.15	$37.84	$30.79
Total Return*	14.61%	39.03%	36.85%	1.72%	29.99%	1.94%
Net Assets, End of Period (in thousands)	$696,761	$634,393	$525,112	$427,321	$466,969	$430,510
Average Net Assets for the Period (in thousands)	$650,014	$548,645	$495,465	$487,559	$457,168	$464,943
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.01%	1.02%	0.96%	1.06%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.01%	1.02%	0.96%	1.06%	0.97%
Ratio of Net Investment Income/(Loss)	(0.49)%	(0.27)%	(0.02)%	(0.08)%	(0.19)%	(0.09)%
Portfolio Turnover Rate	14%	41%	35%	41%	39%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

14	JUNE 30, 2021

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Aspen Series	15

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital Management LLC ("Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

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Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$2,504,548	$—	$(2,504,548)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

18	JUNE 30, 2021

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,504,548. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $2,557,836, resulting in the net amount due to the counterparty of $53,288.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000® Growth Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±8.50%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance

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Notes to Financial Statements (unaudited)

of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.70%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $16,571 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account

20	JUNE 30, 2021

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $308,300 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 590,265,603	$621,038,920	$ (2,238,216)	$ 618,800,704

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	279,373	$16,493,323	1,037,980	$ 48,778,741
Reinvested dividends and distributions	1,032,896	57,583,957	667,502	28,629,140
Shares repurchased	(697,412)	(41,440,415)	(1,752,621)	(81,760,489)
Net Increase/(Decrease)	614,857	$32,636,865	(47,139)	$ (4,352,608)
Service Shares:
Shares sold	557,156	$30,491,175	1,055,239	$ 47,177,425
Reinvested dividends and distributions	1,689,782	86,533,730	1,082,945	43,209,494
Shares repurchased	(1,067,736)	(58,200,449)	(2,804,441)	(123,272,553)
Net Increase/(Decrease)	1,179,202	$58,824,456	(666,257)	$(32,885,634)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$154,504,950	$ 194,022,784	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

22	JUNE 30, 2021

Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received, and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

24	JUNE 30, 2021

Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for

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Additional Information (unaudited)

each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2019, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Portfolio’s liquidity. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment

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Useful Information About Your Portfolio Report (unaudited)

income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81115 08-21

SEMIANNUAL REPORT June 30, 2021

Janus Henderson VIT Global Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

PORTFOLIO SNAPSHOT

By investing in the best ideas from each global research sector team, this global large-cap growth fund seeks long-term growth of capital with volatility similar to its peers. Our analysts scour the globe to identify industry-leading companies with brand power, enduring business models and strong competitive positioning.

Team-Based Approach Led by Matthew Peron, Director of Research

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
ASML Holding NV	2.64%	0.53%	Daikin Industries Ltd	1.08%	-0.32%
Entain PLC	1.28%	0.45%	Sarepta Therapeutics Inc	0.26%	-0.28%
Blackstone Group Inc	1.06%	0.34%	Unilever PLC	1.57%	-0.25%
Canadian Natural Resources Ltd	0.82%	0.26%	RWE AG	0.64%	-0.19%
ConocoPhillips	0.81%	0.21%	Autodesk Inc	0.99%	-0.18%

	4 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Technology	0.86%	18.31%	18.01%
	Energy	0.49%	6.29%	6.05%
	Communications	0.37%	10.68%	10.62%
	Consumer	0.06%	16.37%	16.42%

	4 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	-1.05%	18.39%	18.47%
	Healthcare	-0.62%	12.26%	12.65%
	Industrials	-0.21%	17.42%	17.57%
	Other**	-0.06%	0.28%	0.21%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	4.4%
Amazon.com Inc
Internet & Direct Marketing Retail	3.3%
Alphabet Inc - Class C
Interactive Media & Services	3.1%
ASML Holding NV
Semiconductor & Semiconductor Equipment	2.6%
Apple Inc
Technology Hardware, Storage & Peripherals	2.3%
15.7%

Asset Allocation - (% of Net Assets)
Common Stocks	99.7%
Investment Companies	0.6%
Other	(0.3)%
100.0%

Emerging markets comprised 5.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of December 31, 2020

2	JUNE 30, 2021

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	12.62%	40.40%	16.58%	11.15%	9.22%	0.84%
Service Shares	12.47%	40.05%	16.29%	10.87%	8.94%	1.09%
MSCI World Index	13.05%	39.04%	14.83%	10.65%	7.88%
MSCI All Country World Index	12.30%	39.27%	14.61%	9.90%	N/A**
Morningstar Quartile - Institutional Shares	-	2nd	3rd	3rd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	182/363	219/303	171/225	61/92

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Aspen Series	3

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2021

Janus Henderson VIT Global Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Institutional Shares	$1,000.00	$1,126.20	$4.06	$1,000.00	$1,020.98	$3.86	0.77%
Service Shares	$1,000.00	$1,124.70	$5.32	$1,000.00	$1,019.79	$5.06	1.01%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares		Value
Common Stocks– 99.7%
Aerospace & Defense – 2.8%
CAE Inc*	205,183	$6,320,709
L3Harris Technologies Inc	43,142	9,325,143
Safran SA	69,701	9,662,032
		25,307,884
Air Freight & Logistics – 1.4%
United Parcel Service Inc	58,445	12,154,807
Airlines – 0.7%
Ryanair Holdings PLC (ADR)*	53,798	5,821,482
Auto Components – 1.0%
Aptiv PLC*	56,304	8,858,308
Banks – 4.5%
BNP Paribas SA	121,839	7,637,237
Citigroup Inc	145,143	10,268,867
HDFC Bank Ltd	226,971	4,574,233
JPMorgan Chase & Co	116,520	18,123,521
		40,603,858
Beverages – 3.3%
Constellation Brands Inc	68,750	16,079,938
Pernod Ricard SA	61,293	13,603,710
		29,683,648
Biotechnology – 2.4%
AbbVie Inc	73,471	8,275,773
Ascendis Pharma A/S (ADR)*	16,620	2,186,361
Global Blood Therapeutics Inc*	29,261	1,024,720
Neurocrine Biosciences Inc*	32,742	3,186,451
Sarepta Therapeutics Inc*	27,478	2,136,140
Vertex Pharmaceuticals Inc*	23,380	4,714,109
		21,523,554
Building Products – 1.9%
Assa Abloy AB	293,359	8,839,585
Daikin Industries Ltd	41,600	7,748,506
		16,588,091
Capital Markets – 3.1%
Apollo Global Management Inc	95,492	5,939,602
Blackstone Group Inc	77,768	7,554,384
London Stock Exchange Group PLC	50,827	5,602,844
Morgan Stanley	99,113	9,087,671
		28,184,501
Chemicals – 2.0%
Air Products & Chemicals Inc	30,361	8,734,253
Sherwin-Williams Co	34,780	9,475,811
		18,210,064
Consumer Finance – 1.7%
Nexi SpA (144A)*	364,560	8,000,481
Synchrony Financial	150,328	7,293,915
		15,294,396
Electric Utilities – 0.2%
NextEra Energy Inc	27,933	2,046,930
Electronic Equipment, Instruments & Components – 1.6%
Hexagon AB - Class B	987,890	14,641,224
Entertainment – 2.8%
Liberty Media Corp-Liberty Formula One*	178,241	8,592,999
Netflix Inc*	22,694	11,987,198
Sea Ltd (ADR)*	16,783	4,608,612
		25,188,809
Health Care Equipment & Supplies – 2.8%
Abbott Laboratories	58,471	6,778,543
Boston Scientific Corp*	179,240	7,664,302

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares		Value
Common Stocks– (continued)
Health Care Equipment & Supplies– (continued)
Dentsply Sirona Inc	58,259	$3,685,464
DexCom Inc*	6,313	2,695,651
Edwards Lifesciences Corp*	41,246	4,271,848
		25,095,808
Health Care Providers & Services – 1.2%
Centene Corp*	61,999	4,521,587
Humana Inc	14,168	6,272,457
		10,794,044
Hotels, Restaurants & Leisure – 2.8%
GVC Holdings PLC*	417,037	10,068,161
McDonald's Corp	34,644	8,002,418
Sands China Ltd*	1,589,200	6,693,221
		24,763,800
Household Durables – 0.6%
Roku Inc*	12,128	5,569,784
Independent Power and Renewable Electricity Producers – 1.5%
NRG Energy Inc	203,675	8,208,103
Vistra Energy Corp	268,171	4,974,572
		13,182,675
Industrial Conglomerates – 1.0%
Honeywell International Inc	40,313	8,842,657
Information Technology Services – 4.9%
Fidelity National Information Services Inc	61,784	8,752,939
Mastercard Inc	45,394	16,572,895
Visa Inc	65,624	15,344,204
Wix.com Ltd*	10,636	3,087,418
		43,757,456
Insurance – 4.0%
AIA Group Ltd	822,400	10,221,610
Aon PLC	26,470	6,319,977
Beazley PLC*	747,497	3,436,578
Intact Financial Corp	35,340	4,802,009
Progressive Corp	63,786	6,264,423
Prudential PLC	259,932	4,937,921
		35,982,518
Interactive Media & Services – 6.3%
Alphabet Inc - Class C*	10,903	27,326,407
Facebook Inc*	47,782	16,614,279
Snap Inc*	81,613	5,561,110
Tencent Holdings Ltd	88,900	6,686,879
		56,188,675
Internet & Direct Marketing Retail – 6.2%
Amazon.com Inc*	8,617	29,643,859
Booking Holdings Inc*	3,925	8,588,253
DoorDash Inc - Class A*	22,207	3,960,174
Meituan Dianping (144A)*	91,000	3,755,284
MercadoLibre Inc*	5,913	9,211,212
		55,158,782
Life Sciences Tools & Services – 0.7%
Thermo Fisher Scientific Inc	13,180	6,648,915
Machinery – 1.0%
Parker-Hannifin Corp	29,692	9,118,710
Metals & Mining – 1.9%
Freeport-McMoRan Inc	75,258	2,792,824
Rio Tinto PLC	91,191	7,503,288
Teck Resources Ltd	290,591	6,693,862
		16,989,974

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares		Value
Common Stocks– (continued)
Multi-Utilities – 0.4%
RWE AG	92,444	$3,349,444
Oil, Gas & Consumable Fuels – 3.9%
Canadian Natural Resources Ltd	240,127	8,718,505
Cheniere Energy Inc*	24,396	2,116,109
ConocoPhillips	137,459	8,371,253
Enterprise Products Partners LP	60,344	1,456,101
Marathon Petroleum Corp	118,689	7,171,189
Suncor Energy Inc	250,023	5,989,336
Total SE	29,307	1,325,756
		35,148,249
Personal Products – 1.5%
Unilever PLC	227,635	13,322,902
Pharmaceuticals – 5.3%
AstraZeneca PLC	97,246	11,678,774
Bristol-Myers Squibb Co	76,419	5,106,318
Catalent Inc*	51,282	5,544,610
Merck & Co Inc	115,969	9,018,909
Novartis AG	86,850	7,916,964
Organon & Co*	11,099	335,856
Roche Holding AG	20,670	7,788,679
		47,390,110
Road & Rail – 1.3%
Full Truck Alliance Co (ADR)*	124,548	2,538,288
Uber Technologies Inc*	184,316	9,237,918
		11,776,206
Semiconductor & Semiconductor Equipment – 7.7%
Advanced Micro Devices Inc*	28,928	2,717,207
ASML Holding NV	33,899	23,286,597
Marvell Technology Inc	53,077	3,095,981
Microchip Technology Inc	29,678	4,443,984
NVIDIA Corp	15,294	12,236,729
Taiwan Semiconductor Manufacturing Co Ltd	656,000	14,010,050
Texas Instruments Inc	48,532	9,332,704
		69,123,252
Software – 8.7%
Adobe Inc*	31,272	18,314,134
Autodesk Inc*	28,495	8,317,691
Microsoft Corp	145,690	39,467,421
SS&C Technologies Holdings Inc	58,772	4,235,110
Workday Inc*	30,037	7,171,033
		77,505,389
Technology Hardware, Storage & Peripherals – 2.3%
Apple Inc	152,508	20,887,496
Textiles, Apparel & Luxury Goods – 2.0%
adidas AG	22,876	8,513,577
NIKE Inc	58,817	9,086,638
		17,600,215
Trading Companies & Distributors – 1.7%
Ferguson PLC	106,896	14,858,782
Wireless Telecommunication Services – 0.6%
T-Mobile US Inc*	34,200	4,953,186
Total Common Stocks (cost $530,476,150)		892,116,585

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares		Value
Investment Companies– 0.6%
Money Markets – 0.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $5,684,802)	5,684,234	$5,684,802
Total Investments (total cost $536,160,952) – 100.3%		897,801,387
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(2,468,963)
Net Assets – 100%		$895,332,424

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$613,018,056	68.3%
United Kingdom	43,227,566	4.8
Netherlands	36,609,499	4.1
Canada	32,524,421	3.6
France	32,228,735	3.6
Sweden	23,480,809	2.6
Taiwan	18,618,662	2.1
Hong Kong	16,914,831	1.9
Switzerland	15,705,643	1.8
China	12,980,451	1.4
Germany	11,863,021	1.3
Argentina	9,211,212	1.0
Italy	8,000,481	0.9
Japan	7,748,506	0.9
Ireland	5,821,482	0.7
India	4,574,233	0.5
Israel	3,087,418	0.3
Denmark	2,186,361	0.2

Total	$897,801,387	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 0.6%
Money Markets - 0.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$591	$-	$-	$5,684,802
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	4,266∆	-	-	-
Total Affiliated Investments - 0.6%	$4,857	$-	$-	$5,684,802

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 0.6%
Money Markets - 0.6%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	3,707,498	38,187,217	(36,209,913)	5,684,802
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	1,691,642	31,458,207	(33,149,849)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2021 is $11,755,765, which represents 1.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$892,116,585	$-	$-
Investment Companies	-	5,684,802	-
Total Assets	$892,116,585	$5,684,802	$-

Janus Aspen Series	11

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Assets:
Unaffiliated investments, at value (cost $530,476,150)	$892,116,585
Affiliated investments, at value (cost $5,684,802)	5,684,802
Non-interested Trustees' deferred compensation	21,810
Receivables:
Investments sold	3,276,367
Dividends	322,649
Foreign tax reclaims	321,349
Portfolio shares sold	141,359
Dividends from affiliates	24
Other assets	13,680
Total Assets	901,898,625
Liabilities:
Due to custodian	162
Foreign cash due to custodian	3
Payables:	—
Investments purchased	5,305,818
Portfolio shares repurchased	488,308
Advisory fees	474,413
Foreign tax liability	96,925
12b-1 Distribution and shareholder servicing fees	50,939
Transfer agent fees and expenses	39,122
Professional fees	24,560
Non-interested Trustees' deferred compensation fees	21,810
Custodian fees	4,138
Non-interested Trustees' fees and expenses	3,238
Affiliated portfolio administration fees payable	1,817
Accrued expenses and other payables	54,948
Total Liabilities	6,566,201
Net Assets	$895,332,424
Net Assets Consist of:
Capital (par value and paid-in surplus)	$481,377,320
Total distributable earnings (loss) (includes $96,925 of foreign capital gains tax)	413,955,104
Total Net Assets	$895,332,424
Net Assets - Institutional Shares	$644,089,897
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,450,814
Net Asset Value Per Share	$68.15
Net Assets - Service Shares	$251,242,527
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,789,925
Net Asset Value Per Share	$66.29

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson VIT Global Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2021

Investment Income:
Dividends	$6,432,986
Affiliated securities lending income, net	4,266
Dividends from affiliates	591
Unaffiliated securities lending income, net	146
Foreign tax withheld	(274,850)
Total Investment Income	6,163,139
Expenses:
Advisory fees	2,911,279
12b-1 Distribution and shareholder servicing fees:
Service Shares	293,884
Transfer agent administrative fees and expenses:
Institutional Shares	151,572
Service Shares	58,777
Other transfer agent fees and expenses:
Institutional Shares	15,098
Service Shares	2,481
Shareholder reports expense	28,164
Professional fees	24,924
Custodian fees	15,262
Affiliated portfolio administration fees	13,111
Registration fees	11,467
Non-interested Trustees’ fees and expenses	6,225
Other expenses	41,124
Total Expenses	3,573,368
Net Investment Income/(Loss)	2,589,771
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	50,059,098
Total Net Realized Gain/(Loss) on Investments	50,059,098
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (includes $(28,279) of foreign capital gains tax)	49,940,286
Total Change in Unrealized Net Appreciation/Depreciation	49,940,286
Net Increase/(Decrease) in Net Assets Resulting from Operations	$102,589,155

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2021 (unaudited)	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$2,589,771	$4,653,529
Net realized gain/(loss) on investments	50,059,098	40,036,236
Change in unrealized net appreciation/depreciation	49,940,286	94,175,782
Net Increase/(Decrease) in Net Assets Resulting from Operations	102,589,155	138,865,547
Dividends and Distributions to Shareholders:
Institutional Shares	(31,277,033)	(31,186,676)
Service Shares	(12,316,303)	(12,545,127)
Net Decrease from Dividends and Distributions to Shareholders	(43,593,336)	(43,731,803)
Capital Share Transactions:
Institutional Shares	374,162	(7,319,597)
Service Shares	(692,472)	(5,498,429)
Net Increase/(Decrease) from Capital Share Transactions	(318,310)	(12,818,026)
Net Increase/(Decrease) in Net Assets	58,677,509	82,315,718
Net Assets:
Beginning of period	836,654,915	754,339,197
End of period	$895,332,424	$836,654,915

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$63.62	$56.59	$47.13	$51.20	$40.63	$40.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.39	0.60	0.62	0.51	0.45
Net realized and unrealized gain/(loss)	7.76	10.04	12.67	(4.09)	10.45	0.37
Total from Investment Operations	7.98	10.43	13.27	(3.47)	10.96	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.41)	(0.54)	(0.60)	(0.39)	(0.43)
Distributions (from capital gains)	(3.27)	(2.99)	(3.27)	—	—	—
Total Dividends and Distributions	(3.45)	(3.40)	(3.81)	(0.60)	(0.39)	(0.43)
Net Asset Value, End of Period	$68.15	$63.62	$56.59	$47.13	$51.20	$40.63
Total Return*	12.62%	20.06%	29.04%	(6.87)%	27.03%	2.07%
Net Assets, End of Period (in thousands)	$644,090	$600,868	$539,915	$463,402	$540,594	$469,321
Average Net Assets for the Period (in thousands)	$621,259	$516,468	$511,859	$533,418	$512,287	$478,402
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.84%	0.79%	0.60%	0.64%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.84%	0.79%	0.60%	0.64%	0.65%
Ratio of Net Investment Income/(Loss)	0.67%	0.72%	1.13%	1.19%	1.05%	1.15%
Portfolio Turnover Rate	11%	33%	36%	36%	41%	45%

Service Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$62.00	$55.27	$46.15	$50.17	$39.87	$39.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.25	0.45	0.48	0.38	0.35
Net realized and unrealized gain/(loss)	7.55	9.77	12.39	(4.00)	10.24	0.36
Total from Investment Operations	7.69	10.02	12.84	(3.52)	10.62	0.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.30)	(0.45)	(0.50)	(0.32)	(0.37)
Distributions (from capital gains)	(3.27)	(2.99)	(3.27)	—	—	—
Total Dividends and Distributions	(3.40)	(3.29)	(3.72)	(0.50)	(0.32)	(0.37)
Net Asset Value, End of Period	$66.29	$62.00	$55.27	$46.15	$50.17	$39.87
Total Return*	12.47%	19.76%	28.71%	(7.08)%	26.68%	1.82%
Net Assets, End of Period (in thousands)	$251,243	$235,787	$214,425	$180,168	$210,318	$179,125
Average Net Assets for the Period (in thousands)	$240,963	$206,127	$198,883	$206,497	$197,483	$186,563
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.09%	1.04%	0.85%	0.89%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.09%	1.04%	0.85%	0.89%	0.90%
Ratio of Net Investment Income/(Loss)	0.43%	0.47%	0.88%	0.94%	0.81%	0.91%
Portfolio Turnover Rate	11%	33%	36%	36%	41%	45%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

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Notes to Financial Statements (unaudited)

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital Management LLC ("Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2021.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.60%, and the Portfolio’s benchmark index used in the calculation is the MSCI World IndexSM.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±6.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment

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Notes to Financial Statements (unaudited)

could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.68%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $16,571 was paid

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Notes to Financial Statements (unaudited)

to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $308,300 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 534,630,906	$366,992,872	$ (3,822,391)	$ 363,170,481

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	193,164	$12,835,647	332,367	$18,355,000
Reinvested dividends and distributions	464,810	31,277,033	621,750	31,186,676
Shares repurchased	(651,278)	(43,738,518)	(1,050,167)	(56,861,273)
Net Increase/(Decrease)	6,696	$ 374,162	(96,050)	$ (7,319,597)
Service Shares:
Shares sold	70,753	$ 4,591,585	240,326	$12,343,506
Reinvested dividends and distributions	188,150	12,316,303	257,316	12,545,127
Shares repurchased	(272,009)	(17,600,360)	(574,118)	(30,387,062)
Net Increase/(Decrease)	(13,106)	$ (692,472)	(76,476)	$ (5,498,429)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$92,197,358	$ 133,374,577	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received, and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for

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each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2019, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such

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Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund

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could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Portfolio’s liquidity. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment

32	JUNE 30, 2021

Janus Henderson VIT Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series	33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81112 08-21

SEMIANNUAL REPORT June 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology and Innovation Portfolio

PORTFOLIO SNAPSHOT

This global growth fund invests in companies that create and benefit from advances in technology. We invest in companies we believe to be resilient and also take smaller positions in companies that have optionality – meaning large potential upside under a specific scenario. The Fund seeks to provide strong long-term returns with volatility characteristics on par with its peers.

Denny Fish portfolio manager

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Alphabet Inc - Class C	3.33%	0.87%	Dragoneer Growth Opportunities Corp - Class A	0.83%	-0.43%
Apple Inc	5.19%	0.86%	Amazon.com Inc	4.83%	-0.35%
Facebook Inc	4.80%	0.72%	CoStar Group Inc	1.41%	-0.33%
ASML Holding NV	4.40%	0.59%	Microsoft Corp	9.67%	-0.27%
Lam Research Corp	2.93%	0.54%	Workday Inc	2.23%	-0.26%

	3 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Communication Services	1.50%	13.61%	0.00%
	Information Technology	1.39%	69.58%	100.00%
	Financials	0.04%	0.37%	0.00%

	4 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Other**	-0.67%	3.36%	0.00%
	Consumer Discretionary	-0.39%	8.55%	0.00%
	Industrials	-0.35%	2.77%	0.00%
	Real Estate	-0.11%	1.76%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	9.5%
Facebook Inc
Interactive Media & Services	5.3%
Amazon.com Inc
Internet & Direct Marketing Retail	4.7%
ASML Holding NV
Semiconductor & Semiconductor Equipment	4.7%
Mastercard Inc
Information Technology Services	4.5%
28.7%

Asset Allocation - (% of Net Assets)
Common Stocks	98.3%
Investment Companies	1.7%
Investments Purchased with Cash Collateral from Securities Lending	1.2%
Private Investment in Public Equity (PIPES)	0.7%
Preferred Stocks	0.2%
Warrants	0.0%
Other	(2.1)%
100.0%

Emerging markets comprised 10.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of December 31, 2020

2	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	13.98%	46.36%	32.60%	21.41%	6.96%	0.75%
Service Shares	13.86%	46.07%	32.27%	21.12%	6.69%	0.99%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%	7.22%
MSCI All Country World Information Technology Index	12.51%	46.01%	29.31%	19.57%	5.72%**
Morningstar Quartile - Institutional Shares	-	3rd	1st	1st	2nd
Morningstar Ranking - based on total returns for Technology Funds	-	125/249	38/195	29/179	51/112

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Janus Aspen Series	3

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 18, 2000

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

4	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Institutional Shares	$1,000.00	$1,139.80	$3.82	$1,000.00	$1,021.22	$3.61	0.72%
Service Shares	$1,000.00	$1,138.60	$5.09	$1,000.00	$1,020.03	$4.81	0.96%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 98.3%
Aerospace & Defense – 0.3%
Axon Enterprise Inc*	13,923	$2,461,586
Capital Markets – 0.1%
Capitol Investment Corp V - Class A*	138,690	1,382,739
Diversified Consumer Services – 0.2%
Courser Inc*,#	41,102	1,625,995
Diversified Financial Services – 0.9%
Altimeter Growth Corp*	2	25
Altimeter Growth Corp - Class A*,#	217,810	2,548,377
Dragoneer Growth Opportunities Corp*	3	31
Dragoneer Growth Opportunities Corp - Class A*,#	589,590	5,872,316
		8,420,749
Entertainment – 1.6%
Bilibili Inc - Class Z*	19,614	2,415,088
Netflix Inc*	7,774	4,106,305
Sea Ltd (ADR)*	27,520	7,556,992
		14,078,385
Equity Real Estate Investment Trusts (REITs) – 1.2%
Equinix Inc	13,999	11,235,597
Information Technology Services – 13.6%
Adyen NV (144A)*	1,778	4,343,552
Marqeta Inc - Class A*,#	110,309	3,096,374
Mastercard Inc	110,890	40,484,830
Shopify Inc*	4,409	6,441,461
Snowflake Inc - Class A*	29,764	7,196,935
Twilio Inc*	31,367	12,363,617
Visa Inc	143,414	33,533,062
Wix.com Ltd*	53,617	15,563,943
		123,023,774
Interactive Media & Services – 12.7%
Alphabet Inc - Class C*	12,620	31,629,758
Facebook Inc*	136,887	47,596,979
Match Group Inc*	48,136	7,761,930
Snap Inc*	134,206	9,144,797
Tencent Holdings Ltd	187,700	14,118,417
Thinkific Labs Inc*,#	52,646	762,037
Twitter Inc*	53,148	3,657,114
		114,671,032
Internet & Direct Marketing Retail – 9.1%
Amazon.com Inc*	12,420	42,726,787
Booking Holdings Inc*	2,448	5,356,444
Coupang Inc*,#	137,860	5,765,305
DoorDash Inc - Class A*	18,905	3,371,329
Global-E Online Ltd*	95,023	5,423,913
Meituan Dianping (144A)*	294,200	12,140,709
MercadoLibre Inc*	4,929	7,678,347
		82,462,834
Leisure Products – 0.4%
Peloton Interactive Inc - Class A*	28,840	3,576,737
Professional Services – 1.4%
CoStar Group Inc*	151,940	12,583,671
Road & Rail – 1.6%
Full Truck Alliance Co (ADR)*	328,541	6,695,666
Uber Technologies Inc*	146,524	7,343,783
		14,039,449
Semiconductor & Semiconductor Equipment – 23.4%
Advanced Micro Devices Inc*	43,236	4,061,158
Analog Devices Inc	42,308	7,283,745
ASML Holding NV	61,316	42,120,446
KLA Corp	37,489	12,154,309

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Lam Research Corp	35,056	$22,810,939
Marvell Technology Inc	61,344	3,578,196
Microchip Technology Inc	29,984	4,489,804
NVIDIA Corp	46,155	36,928,616
NXP Semiconductors NV	38,015	7,820,446
Taiwan Semiconductor Manufacturing Co Ltd	1,817,000	38,805,276
Texas Instruments Inc	148,549	28,565,973
Xilinx Inc	19,624	2,838,415
		211,457,323
Software – 28.4%
Adobe Inc*	67,808	39,711,077
Atlassian Corp PLC*	40,133	10,308,562
Autodesk Inc*	42,716	12,468,800
Avalara Inc*	54,042	8,743,996
Cadence Design Systems Inc*	126,920	17,365,194
Ceridian HCM Holding Inc*	76,617	7,349,103
DocuSign Inc*	16,148	4,514,496
Dynatrace Inc*	134,067	7,832,194
HubSpot Inc*	2,784	1,622,292
Microsoft Corp	317,928	86,126,695
Nice Ltd (ADR)*	24,721	6,117,459
Olo Inc - Class A*	21,962	821,159
Paylocity Holding Corp*	4,773	910,688
RingCentral Inc*	16,954	4,926,493
SailPoint Technologies Holding Inc*	61,814	3,156,841
Tuya Inc (ADR)*	56,689	1,388,881
Tyler Technologies Inc*	11,381	5,148,423
Unity Software Inc*	16,802	1,845,364
Workday Inc*	77,540	18,511,900
Zendesk Inc*	118,913	17,163,902
		256,033,519
Technology Hardware, Storage & Peripherals – 3.4%
Apple Inc	221,124	30,285,143
Total Common Stocks (cost $473,092,914)		887,338,533
Private Investment in Public Equity (PIPES)– 0.7%
Diversified Financial Services – 0.7%
Altimeter Growth Corp*,§	421,689	4,933,761
Dragoneer Growth Opportunities Corp*,§	112,363	1,119,135
Total Private Investment in Public Equity (PIPES) (cost $5,340,520)		6,052,896
Preferred Stocks– 0.2%
Professional Services – 0.2%
Apartment List Inc PP*,¢,§	485,075	1,771,979
Software – 0%
Magic Leap Inc PP - Series D*,¢,§	58,710	0
Total Preferred Stocks (cost $3,357,149)		1,771,979
Warrants– 0%
Diversified Financial Services – 0%
Altimeter Growth Corp, expires 9/30/25*	43,562	138,963
Dragoneer Growth Opportunities Corp, expires 8/14/25*	117,757	236,692
Total Warrants (cost $393,361)		375,655
Investment Companies– 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $15,212,993)	15,211,472	15,212,993
Investments Purchased with Cash Collateral from Securities Lending– 1.2%
Investment Companies – 0.9%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	8,387,985	8,387,985

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending– (continued)
Time Deposits – 0.3%
Royal Bank of Canada, 0.0500%, 7/1/21	$2,096,996	$2,096,996
Total Investments Purchased with Cash Collateral from Securities Lending (cost $10,484,981)		10,484,981
Total Investments (total cost $507,881,918) – 102.1%		921,237,037
Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(18,538,022)
Net Assets – 100%		$902,699,015

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$733,590,983	79.6%
Netherlands	46,463,998	5.1
Taiwan	46,362,268	5.0
China	36,758,761	4.0
Israel	27,105,315	3.0
Australia	10,308,562	1.1
Argentina	7,678,347	0.8
Canada	7,203,498	0.8
South Korea	5,765,305	0.6

Total	$921,237,037	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$7,219	$-	$-	$15,212,993
Investments Purchased with Cash Collateral from Securities Lending - 0.9%
Investment Companies - 0.9%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	74,161∆	-	-	8,387,985
Total Affiliated Investments - 2.6%	$81,380	$-	$-	$23,600,978

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	21,692,904	89,401,439	(95,881,350)	15,212,993
Investments Purchased with Cash Collateral from Securities Lending - 0.9%
Investment Companies - 0.9%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	2,018,507	46,681,736	(40,312,258)	8,387,985

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2021 is $16,484,261, which represents 1.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended June 30, 2021 is $1,771,979, which represents 0.2% of net assets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2021)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Altimeter Growth Corp	4/14/21	$4,216,890	$4,933,761	0.6%
Apartment List Inc PP	11/2/20	1,771,979	1,771,979	0.2
Dragoneer Growth Opportunities Corp	2/3/21	1,123,630	1,119,135	0.1
Magic Leap Inc PP - Series D	10/5/17	1,585,170	0	0.0
Total		$8,697,669	$7,824,875	0.9%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2021. The issuer incurs all registration costs.

10	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$887,338,533	$-	$-
Private Investment in Public Equity (PIPES)	-	6,052,896	-
Preferred Stocks	-	-	1,771,979
Warrants	375,655	-	-
Investment Companies	-	15,212,993	-
Investments Purchased with Cash Collateral from Securities Lending	-	10,484,981	-
Total Assets	$887,714,188	$31,750,870	$1,771,979

Janus Aspen Series	11

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Assets:
Unaffiliated investments, at value (cost $484,280,940)(1)	$897,636,059
Affiliated investments, at value (cost $23,600,978)	23,600,978
Non-interested Trustees' deferred compensation	21,973
Receivables:
Investments sold	3,625,101
Portfolio shares sold	512,473
Dividends	205,213
Dividends from affiliates	844
Foreign tax reclaims	694
Other assets	26,294
Total Assets	925,629,629
Liabilities:
Collateral for securities loaned (Note 2)	10,484,981
Payables:	—
Investments purchased	11,459,360
Advisory fees	452,421
Portfolio shares repurchased	223,509
12b-1 Distribution and shareholder servicing fees	165,388
Transfer agent fees and expenses	36,937
Professional fees	30,502
Non-interested Trustees' deferred compensation fees	21,973
Custodian fees	4,054
Non-interested Trustees' fees and expenses	3,045
Affiliated portfolio administration fees payable	1,767
Accrued expenses and other payables	46,677
Total Liabilities	22,930,614
Net Assets	$902,699,015
Net Assets Consist of:
Capital (par value and paid-in surplus)	$420,880,250
Total distributable earnings (loss)	481,818,765
Total Net Assets	$902,699,015
Net Assets - Institutional Shares	$57,774,022
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,883,361
Net Asset Value Per Share	$20.04
Net Assets - Service Shares	$844,924,993
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	41,789,109
Net Asset Value Per Share	$20.22

(1) Includes $10,249,557 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2021

Investment Income:
Dividends	$2,076,454
Affiliated securities lending income, net	74,161
Dividends from affiliates	7,219
Unaffiliated securities lending income, net	261
Foreign tax withheld	(94,069)
Total Investment Income	2,064,026
Expenses:
Advisory fees	2,561,212
12b-1 Distribution and shareholder servicing fees:
Service Shares	936,224
Transfer agent administrative fees and expenses:
Institutional Shares	12,850
Service Shares	187,245
Other transfer agent fees and expenses:
Institutional Shares	1,299
Service Shares	7,829
Professional fees	26,448
Shareholder reports expense	18,803
Custodian fees	15,138
Affiliated portfolio administration fees	12,481
Non-interested Trustees’ fees and expenses	5,970
Other expenses	37,642
Total Expenses	3,823,141
Net Investment Income/(Loss)	(1,759,115)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	75,022,093
Total Net Realized Gain/(Loss) on Investments	75,022,093
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	35,584,555
Total Change in Unrealized Net Appreciation/Depreciation	35,584,555
Net Increase/(Decrease) in Net Assets Resulting from Operations	$108,847,533

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Technology and Innovation Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2021 (unaudited)	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$(1,759,115)	$(1,870,749)
Net realized gain/(loss) on investments	75,022,093	113,274,622
Change in unrealized net appreciation/depreciation	35,584,555	148,900,055
Net Increase/(Decrease) in Net Assets Resulting from Operations	108,847,533	260,303,928
Dividends and Distributions to Shareholders:
Institutional Shares	(7,520,074)	(3,732,594)
Service Shares	(107,940,768)	(51,548,235)
Net Decrease from Dividends and Distributions to Shareholders	(115,460,842)	(55,280,829)
Capital Share Transactions:
Institutional Shares	7,205,097	3,553,470
Service Shares	118,244,714	32,148,954
Net Increase/(Decrease) from Capital Share Transactions	125,449,811	35,702,424
Net Increase/(Decrease) in Net Assets	118,836,502	240,725,523
Net Assets:
Beginning of period	783,862,513	543,136,990
End of period	$902,699,015	$783,862,513

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.34	$14.88	$11.06	$11.40	$8.37	$7.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.01)	0.02	0.01	—(2)	—(2)
Net realized and unrealized gain/(loss)	2.73	7.04	4.81	0.20	3.68	1.05
Total from Investment Operations	2.71	7.03	4.83	0.21	3.68	1.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	—	—	—	(0.02)
Distributions (from capital gains)	(2.96)	(1.57)	(1.01)	(0.55)	(0.65)	(0.29)
Total Dividends and Distributions	(3.01)	(1.57)	(1.01)	(0.55)	(0.65)	(0.31)
Net Asset Value, End of Period	$20.04	$20.34	$14.88	$11.06	$11.40	$8.37
Total Return*	13.98%	51.20%	45.17%	1.19%	45.09%	14.21%
Net Assets, End of Period (in thousands)	$57,774	$51,009	$34,515	$24,240	$24,815	$9,935
Average Net Assets for the Period (in thousands)	$52,678	$39,592	$30,035	$27,658	$12,729	$9,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.75%	0.75%	0.76%	0.76%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.75%	0.75%	0.76%	0.76%	0.78%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.07)%	0.11%	0.09%	0.03%	0.06%
Portfolio Turnover Rate	24%	44%	30%	32%	23%	62%

Service Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.51	$15.03	$11.19	$11.56	$8.49	$7.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.05)	(0.02)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain/(loss)	2.75	7.10	4.87	0.20	3.74	1.06
Total from Investment Operations	2.70	7.05	4.85	0.18	3.72	1.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—	—	—	—	(0.01)
Distributions (from capital gains)	(2.96)	(1.57)	(1.01)	(0.55)	(0.65)	(0.29)
Total Dividends and Distributions	(2.99)	(1.57)	(1.01)	(0.55)	(0.65)	(0.30)
Net Asset Value, End of Period	$20.22	$20.51	$15.03	$11.19	$11.56	$8.49
Total Return*	13.80%	50.80%	44.82%	0.91%	44.91%	13.85%
Net Assets, End of Period (in thousands)	$844,925	$732,854	$508,622	$370,831	$369,931	$245,967
Average Net Assets for the Period (in thousands)	$767,330	$577,972	$449,847	$416,626	$320,729	$212,136
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.99%	0.99%	1.00%	1.00%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.99%	0.99%	1.00%	1.00%	1.03%
Ratio of Net Investment Income/(Loss)	(0.45)%	(0.32)%	(0.13)%	(0.16)%	(0.21)%	(0.19)%
Portfolio Turnover Rate	24%	44%	30%	32%	23%	62%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology and Innovation Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2021.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities

Janus Aspen Series	17

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor

18	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when

Janus Aspen Series	19

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$10,249,557	$—	$(10,249,557)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

20	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

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Notes to Financial Statements (unaudited)

As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $10,249,557. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $10,484,981, resulting in the net amount due to the counterparty of $235,424.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2021. The previous expense limit for one-year period that commenced on April 29, 2020 was 1.00%. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment

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Notes to Financial Statements (unaudited)

advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $16,571 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $308,300 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

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Notes to Financial Statements (unaudited)

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 512,546,021	$411,370,939	$ (2,679,923)	$ 408,691,016

5. Capital Share Transactions

	Period ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	388,714	$ 8,145,353	1,217,576	$ 20,231,592
Reinvested dividends and distributions	392,488	7,520,074	252,544	3,732,594
Shares repurchased	(405,630)	(8,460,330)	(1,281,197)	(20,410,716)
Net Increase/(Decrease)	375,572	$ 7,205,097	188,923	$ 3,553,470
Service Shares:
Shares sold	4,013,221	$ 84,726,183	8,831,320	$149,099,983
Reinvested dividends and distributions	5,584,106	107,940,768	3,454,976	51,548,235
Shares repurchased	(3,548,393)	(74,422,237)	(10,391,134)	(168,499,264)
Net Increase/(Decrease)	6,048,934	$118,244,714	1,895,162	$ 32,148,954

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$217,475,018	$ 195,682,922	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received, and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for

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Additional Information (unaudited)

each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2019, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund

30	JUNE 30, 2021

Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Portfolio’s liquidity. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment

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Useful Information About Your Portfolio Report (unaudited)

income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81119 08-21

SEMIANNUAL REPORT June 30, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

PORTFOLIO SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Laboratory Corp of America Holdings	2.25%	0.31%	BWX Technologies Inc	2.76%	-0.65%
Levi Strauss & Co	1.70%	0.31%	Globe Life Inc	2.76%	-0.51%
Citizens Financial Group Inc	2.65%	0.27%	NewMarket Corp	1.10%	-0.47%
First Horizon National Corp	2.00%	0.26%	RenaissanceRe Holdings Ltd	1.56%	-0.47%
Fifth Third Bancorp	1.52%	0.19%	Check Point Software Technologies Ltd	1.12%	-0.45%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Health Care	0.84%	6.17%	7.51%
	Utilities	0.41%	5.57%	7.18%
	Consumer Staples	0.08%	3.89%	3.78%
	Consumer Discretionary	-0.17%	9.45%	12.39%
	Communication Services	-0.39%	3.12%	4.25%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	-1.67%	11.96%	9.59%
	Industrials	-1.18%	16.54%	17.23%
	Materials	-1.11%	9.79%	7.80%
	Financials	-1.06%	20.05%	16.09%
	Energy	-0.82%	1.66%	4.22%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.2%
Globe Life Inc
Insurance	2.5%
Maxim Integrated Products Inc
Semiconductor & Semiconductor Equipment	2.5%
BWX Technologies Inc
Aerospace & Defense	2.5%
Hartford Financial Services Group Inc
Insurance	2.3%
13.0%

Asset Allocation - (% of Net Assets)
Common Stocks	97.4%
Repurchase Agreements	2.3%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of December 31, 2020

2	JUNE 30, 2021

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	13.13%	37.14%	9.87%	8.81%	10.37%#	0.81%	0.81%
Service Shares	13.00%	36.85%	9.59%	8.53%	9.90%*	1.06%	1.05%
Russell Midcap Value Index	19.45%	53.06%	11.79%	11.75%	11.60%**
Morningstar Quartile - Service Shares	-	4th	4th	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	404/417	330/387	299/320	152/237

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 30, 2021.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

4	JUNE 30, 2021

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Institutional Shares	$1,000.00	$1,131.30	$3.54	$1,000.00	$1,021.47	$3.36	0.67%
Service Shares	$1,000.00	$1,130.00	$4.81	$1,000.00	$1,020.28	$4.56	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.4%
Aerospace & Defense – 3.4%
BWX Technologies Inc	54,676	$3,177,769
Mercury Systems Inc*	18,005	1,193,371
		4,371,140
Auto Components – 0.9%
Aptiv PLC*	7,602	1,196,023
Banks – 8.6%
Citizens Financial Group Inc	56,028	2,570,004
Fifth Third Bancorp	52,264	1,998,053
First Horizon National Corp	154,698	2,673,181
M&T Bank Corp	11,131	1,617,446
Regions Financial Corp	107,985	2,179,137
		11,037,821
Capital Markets – 0.6%
State Street Corp	9,412	774,419
Chemicals – 5.8%
Axalta Coating Systems Ltd*	49,360	1,504,986
Corteva Inc	31,583	1,400,706
DuPont de Nemours Inc	22,805	1,765,335
FMC Corp	14,742	1,595,084
NewMarket Corp	180	57,956
Nutrien Ltd	4,289	259,956
Westlake Chemical Corp	10,291	927,116
		7,511,139
Commercial Services & Supplies – 2.4%
IAA Inc*	31,292	1,706,666
Waste Connections Inc	11,520	1,375,834
		3,082,500
Communications Equipment – 2.1%
F5 Networks Inc*	8,279	1,545,358
Motorola Solutions Inc	5,454	1,182,700
		2,728,058
Construction & Engineering – 1.2%
EMCOR Group Inc	12,614	1,553,919
Construction Materials – 1.2%
Martin Marietta Materials Inc	4,413	1,552,538
Containers & Packaging – 1.8%
Graphic Packaging Holding Co	128,698	2,334,582
Electric Utilities – 3.9%
Alliant Energy Corp	50,860	2,835,954
Entergy Corp	21,282	2,121,815
		4,957,769
Electrical Equipment – 3.1%
AMETEK Inc	15,754	2,103,159
GrafTech International Ltd	161,898	1,881,255
		3,984,414
Electronic Equipment, Instruments & Components – 1.6%
Vontier Corp	64,247	2,093,167
Entertainment – 1.1%
Electronic Arts Inc	9,718	1,397,740
Equity Real Estate Investment Trusts (REITs) – 10.6%
Americold Realty Trust	46,628	1,764,870
Apple Hospitality Inc	136,944	2,089,765
Equity Commonwealth	36,020	943,724
Equity LifeStyle Properties Inc	54,671	4,062,602
Equity Residential	19,668	1,514,436
Lamar Advertising Co	21,350	2,229,367
Public Storage	3,386	1,018,136
		13,622,900

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Food & Staples Retailing – 1.9%
Casey's General Stores Inc	12,531	$2,439,034
Food Products – 1.3%
Tyson Foods Inc	22,049	1,626,334
Health Care Equipment & Supplies – 1.1%
Haemonetics Corp*	10,845	722,711
Quidel Corp*	5,745	736,049
		1,458,760
Health Care Providers & Services – 5.1%
Cardinal Health Inc	18,217	1,040,009
Henry Schein Inc*	35,134	2,606,591
Laboratory Corp of America Holdings*	10,692	2,949,388
		6,595,988
Health Care Technology – 1.0%
Cerner Corp	15,745	1,230,629
Hotels, Restaurants & Leisure – 0.7%
Cracker Barrel Old Country Store Inc	5,801	861,216
Household Durables – 1.0%
Leggett & Platt Inc	25,308	1,311,208
Industrial Conglomerates – 1.2%
Carlisle Cos Inc	8,377	1,603,190
Information Technology Services – 0.9%
Global Payments Inc	6,189	1,160,685
Insurance – 6.6%
Globe Life Inc	34,042	3,242,501
Hartford Financial Services Group Inc	48,610	3,012,362
RenaissanceRe Holdings Ltd	15,295	2,276,202
		8,531,065
Internet & Direct Marketing Retail – 1.0%
Qurate Retail Inc	97,885	1,281,315
Life Sciences Tools & Services – 1.4%
Agilent Technologies Inc	11,904	1,759,530
Machinery – 2.9%
Lincoln Electric Holdings Inc	14,619	1,925,469
Oshkosh Corp	14,989	1,868,229
		3,793,698
Media – 2.3%
Discovery Inc*	49,180	1,425,236
Fox Corp - Class B	43,795	1,541,584
		2,966,820
Multi-Utilities – 0.9%
DTE Energy Co	9,318	1,207,613
Oil, Gas & Consumable Fuels – 2.6%
Cabot Oil & Gas Corp	23,755	414,762
Marathon Petroleum Corp	26,053	1,574,122
Pioneer Natural Resources Co	8,436	1,371,019
		3,359,903
Pharmaceuticals – 0.3%
Organon & Co*	11,581	350,441
Professional Services – 0.8%
Mantech International Corp	11,103	960,854
Semiconductor & Semiconductor Equipment – 3.5%
CMC Materials Inc	9,023	1,360,127
Maxim Integrated Products Inc	30,368	3,199,573
		4,559,700
Software – 4.0%
CDK Global Inc	40,820	2,028,346
Check Point Software Technologies Ltd*	8,402	975,724
Citrix Systems Inc	7,537	883,864

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Synopsys Inc*	4,353	$1,200,514
		5,088,448
Specialty Retail – 3.1%
AutoZone Inc*	954	1,423,578
O'Reilly Automotive Inc*	2,141	1,212,256
Ross Stores Inc	11,308	1,402,192
		4,038,026
Textiles, Apparel & Luxury Goods – 3.1%
Carter's Inc	10,916	1,126,204
Columbia Sportswear Co	11,975	1,177,861
Levi Strauss & Co	60,873	1,687,400
		3,991,465
Trading Companies & Distributors – 2.4%
GATX Corp	13,502	1,194,522
MSC Industrial Direct Co Inc	21,495	1,928,746
		3,123,268
Total Common Stocks (cost $89,741,085)		125,497,319
Repurchase Agreements– 2.3%
ING Financial Markets LLC, Joint repurchase agreement, 0.0300%, dated 6/30/21, maturing 7/1/21 to be repurchased at $2,900,002 collateralized by $2,620,748 in U.S. Treasuries 0% - 4.2500%, 11/12/21 - 2/15/51 with a value of $2,958,008((cost $2,900,000)	$2,900,000	2,900,000
Total Investments (total cost $92,641,085) – 99.7%		128,397,319
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		395,362
Net Assets – 100%		$128,792,681

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$127,161,639	99.0%
Israel	975,724	0.8
Canada	259,956	0.2

Total	$128,397,319	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$125,497,319	$-	$-
Repurchase Agreements	-	2,900,000	-
Total Assets	$125,497,319	$2,900,000	$-

Janus Aspen Series	9

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Assets:
Investments, at value (cost $89,741,085)	$125,497,319
Repurchase agreements, at value (cost $2,900,000)	2,900,000
Non-interested Trustees' deferred compensation	3,132
Receivables:
Investments sold	2,122,400
Portfolio shares sold	209,504
Dividends	189,158
Other assets	236
Total Assets	130,921,749
Liabilities:
Due to custodian	1,316
Payables:	—
Investments purchased	1,970,617
Advisory fees	55,537
Portfolio shares repurchased	34,288
Professional fees	22,207
12b-1 Distribution and shareholder servicing fees	15,493
Transfer agent fees and expenses	5,876
Non-interested Trustees' deferred compensation fees	3,132
Custodian fees	613
Non-interested Trustees' fees and expenses	469
Affiliated portfolio administration fees payable	271
Accrued expenses and other payables	19,249
Total Liabilities	2,129,068
Net Assets	$128,792,681
Net Assets Consist of:
Capital (par value and paid-in surplus)	$90,650,494
Total distributable earnings (loss)	38,142,187
Total Net Assets	$128,792,681
Net Assets - Institutional Shares	$54,599,002
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,011,834
Net Asset Value Per Share	$18.13
Net Assets - Service Shares	$74,193,679
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,258,609
Net Asset Value Per Share	$17.42

See Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2021

Investment Income:
Dividends	$871,420
Interest	209
Foreign tax withheld	(2,030)
Total Investment Income	869,599
Expenses:
Advisory fees	311,956
12b-1 Distribution and shareholder servicing fees:
Service Shares	88,925
Transfer agent administrative fees and expenses:
Institutional Shares	12,999
Service Shares	17,785
Other transfer agent fees and expenses:
Institutional Shares	1,434
Service Shares	944
Professional fees	19,507
Registration fees	18,223
Shareholder reports expense	5,666
Custodian fees	2,068
Affiliated portfolio administration fees	1,934
Non-interested Trustees’ fees and expenses	936
Other expenses	24,858
Total Expenses	507,235
Net Investment Income/(Loss)	362,364
Net Realized Gain/(Loss) on Investments:
Investments	5,730,724
Total Net Realized Gain/(Loss) on Investments	5,730,724
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	8,962,140
Total Change in Unrealized Net Appreciation/Depreciation	8,962,140
Net Increase/(Decrease) in Net Assets Resulting from Operations	$15,055,228

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2021 (unaudited)	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$362,364	$1,111,404
Net realized gain/(loss) on investments	5,730,724	(3,957,666)
Change in unrealized net appreciation/depreciation	8,962,140	1,699,362
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,055,228	(1,146,900)
Dividends and Distributions to Shareholders:
Institutional Shares	(53,229)	(1,291,851)
Service Shares	(21,320)	(1,965,969)
Net Decrease from Dividends and Distributions to Shareholders	(74,549)	(3,257,820)
Capital Share Transactions:
Institutional Shares	(215,042)	4,239,826
Service Shares	(2,477,960)	(1,267,723)
Net Increase/(Decrease) from Capital Share Transactions	(2,693,002)	2,972,103
Net Increase/(Decrease) in Net Assets	12,287,677	(1,432,617)
Net Assets:
Beginning of period	116,505,004	117,937,621
End of period	$128,792,681	$116,505,004

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.04	$16.73	$14.08	$18.02	$16.55	$16.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.18	0.21	0.17	0.12	0.21
Net realized and unrealized gain/(loss)	2.05	(0.41)	3.90	(2.40)	2.13	2.59
Total from Investment Operations	2.11	(0.23)	4.11	(2.23)	2.25	2.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.18)	(0.19)	(0.18)	(0.14)	(0.17)
Distributions (from capital gains)	—	(0.28)	(1.27)	(1.53)	(0.64)	(2.29)
Total Dividends and Distributions	(0.02)	(0.46)	(1.46)	(1.71)	(0.78)	(2.46)
Net Asset Value, End of Period	$18.13	$16.04	$16.73	$14.08	$18.02	$16.55
Total Return*	13.13%	(0.92)%	30.35%	(13.63)%	13.94%	19.03%
Net Assets, End of Period (in thousands)	$54,599	$48,538	$45,771	$36,265	$43,609	$47,688
Average Net Assets for the Period (in thousands)	$53,226	$40,480	$41,788	$42,219	$46,007	$37,327
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.81%	0.81%	0.81%	0.70%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.81%	0.81%	0.81%	0.70%	0.59%
Ratio of Net Investment Income/(Loss)	0.68%	1.24%	1.32%	1.03%	0.71%	1.33%
Portfolio Turnover Rate	30%	44%	43%	42%	48%	69%

Service Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.42	$16.12	$13.62	$17.49	$16.10	$15.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.13	0.16	0.13	0.08	0.17
Net realized and unrealized gain/(loss)	1.97	(0.40)	3.77	(2.32)	2.06	2.53
Total from Investment Operations	2.01	(0.27)	3.93	(2.19)	2.14	2.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.15)	(0.16)	(0.15)	(0.11)	(0.15)
Distributions (from capital gains)	—	(0.28)	(1.27)	(1.53)	(0.64)	(2.29)
Total Dividends and Distributions	(0.01)	(0.43)	(1.43)	(1.68)	(0.75)	(2.44)
Net Asset Value, End of Period	$17.42	$15.42	$16.12	$13.62	$17.49	$16.10
Total Return*	13.00%	(1.21)%	30.05%	(13.82)%	13.63%	18.76%
Net Assets, End of Period (in thousands)	$74,194	$67,967	$72,167	$62,334	$76,123	$71,444
Average Net Assets for the Period (in thousands)	$72,850	$62,469	$68,198	$72,480	$74,099	$66,899
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	1.06%	1.05%	1.06%	0.95%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	1.06%	1.05%	1.06%	0.95%	0.84%
Ratio of Net Investment Income/(Loss)	0.50%	0.97%	1.06%	0.78%	0.47%	1.13%
Portfolio Turnover Rate	30%	44%	43%	42%	48%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

14	JUNE 30, 2021

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Aspen Series	15

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital Management LLC ("Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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Notes to Financial Statements (unaudited)

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,900,000	$—	$(2,900,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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Notes to Financial Statements (unaudited)

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or

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Notes to Financial Statements (unaudited)

expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.50%.

Perkins Investment Management LLC (“Perkins”) previously served as subadviser to the Portfolio. Effective April 30, 2021, the subadvisory agreement between Janus Capital and Perkins on behalf of the Fund was terminated.

Prior to April 30, 2021, Janus Capital paid Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Portfolio's performance relative to the Portfolio’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2021. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the

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Notes to Financial Statements (unaudited)

Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $16,571 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $308,300 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2021.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2021, the Portfolio engaged in cross trades amounting to $8,062 in sales, resulting in a net realized gain of $1,455. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(2,864,421)	$ (99,154)	$ (2,963,575)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 92,730,551	$36,326,889	$ (660,121)	$ 35,666,768

5. Capital Share Transactions

	Period ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	483,462	$ 8,551,227	921,063	$13,094,646
Reinvested dividends and distributions	2,866	53,229	93,880	1,291,851
Shares repurchased	(500,897)	(8,819,498)	(723,995)	(10,146,671)
Net Increase/(Decrease)	(14,569)	$ (215,042)	290,948	$ 4,239,826
Service Shares:
Shares sold	197,702	$ 3,389,952	695,052	$ 9,283,333
Reinvested dividends and distributions	1,194	21,320	149,411	1,965,969
Shares repurchased	(347,454)	(5,889,232)	(914,571)	(12,517,025)
Net Increase/(Decrease)	(148,558)	$(2,477,960)	(70,108)	$ (1,267,723)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$37,033,773	$ 40,185,817	$ -	$ -

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Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received, and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for

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Additional Information (unaudited)

each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2019, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson VIT Mid Cap Value Portfolio

Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund

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Janus Henderson VIT Mid Cap Value Portfolio

Additional Information (unaudited)

could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Portfolio’s liquidity. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Janus Henderson VIT Mid Cap Value Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment

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Useful Information About Your Portfolio Report (unaudited)

income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81122 08-21

SEMIANNUAL REPORT June 30, 2021

Janus Henderson VIT Overseas Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

PORTFOLIO SNAPSHOT

An international equity fund seeking to grow capital by investing with conviction in companies outside the U.S. where the portfolio managers believe the market underestimates free-cash-flow growth. The Fund considers both growth and value criteria as it seeks to deliver strong, risk-adjusted returns over the long term, regardless of prevailing market conditions.

Julian McManus co-portfolio manager	George Maris co-portfolio manager

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
GVC Holdings PLC	3.04%	1.15%	Takeda Pharmaceutical Co Ltd	2.57%	-0.40%
Canadian Natural Resources Ltd	2.84%	1.09%	CAE Inc	0.22%	-0.33%
ASML Holding NV	4.00%	0.86%	Ascendis Pharma A/S (ADR)	0.80%	-0.31%
Hindustan Zinc Ltd	2.08%	0.53%	Freeport-McMoRan Inc	0.43%	-0.28%
Teck Resources Ltd	3.19%	0.52%	Beazley PLC	1.37%	-0.27%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	1.13%	13.03%	13.76%
	Consumer Staples	0.74%	6.78%	8.47%
	Materials	0.73%	9.22%	8.32%
	Energy	0.69%	4.81%	4.46%
	Information Technology	0.58%	14.83%	12.80%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Financials	-0.52%	20.85%	18.62%
	Other**	-0.12%	1.08%	0.00%
	Health Care	-0.08%	9.93%	9.09%
	Communication Services	-0.06%	9.33%	7.09%
	Industrials	0.03%	10.14%	11.66%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	1

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Ferguson PLC
Trading Companies & Distributors	5.1%
ASML Holding NV
Semiconductor & Semiconductor Equipment	4.5%
Tencent Holdings Ltd
Interactive Media & Services	4.4%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.2%
AstraZeneca PLC
Pharmaceuticals	4.2%
22.4%

Asset Allocation - (% of Net Assets)
Common Stocks	99.0%
Investments Purchased with Cash Collateral from Securities Lending	2.6%
Investment Companies	0.9%
Other	(2.5)%
100.0%

Emerging markets comprised 23.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of December 31, 2020

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Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	12.51%	47.00%	14.87%	2.94%	9.01%	0.83%
Service Shares	12.35%	46.64%	14.58%	2.68%	8.84%	1.08%
MSCI All Country World ex-U.S. Index	9.16%	35.72%	11.08%	5.45%	N/A**
Morningstar Quartile - Institutional Shares	-	1st	1st	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	17/765	7/659	509/521	7/127

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

Janus Aspen Series	3

Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitionsfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2021

Janus Henderson VIT Overseas Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Institutional Shares	$1,000.00	$1,125.10	$4.53	$1,000.00	$1,020.53	$4.31	0.86%
Service Shares	$1,000.00	$1,123.50	$5.84	$1,000.00	$1,019.29	$5.56	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 99.0%
Aerospace & Defense – 2.9%
Airbus SE*	169,991	$21,855,266
Banks – 9.1%
BNP Paribas SA#	444,253	27,847,123
China Construction Bank Corp	25,058,000	19,719,527
Erste Group Bank AG	419,139	15,375,139
Permanent TSB Group Holdings PLC*	3,507,426	5,322,788
		68,264,577
Beverages – 7.1%
Diageo PLC	470,708	22,532,474
Heineken NV	255,004	30,898,582
		53,431,056
Biotechnology – 0.7%
Ascendis Pharma A/S (ADR)*	40,936	5,385,131
Building Products – 0.6%
Assa Abloy AB	148,221	4,466,241
Capital Markets – 0.4%
Patria Investments Ltd - Class A	176,446	3,108,979
Diversified Financial Services – 0.1%
Linklogis Inc - Class B*,#,§	254,459	571,575
Electronic Equipment, Instruments & Components – 2.5%
Hexagon AB - Class B	1,276,212	18,914,358
Entertainment – 4.6%
Liberty Media Corp-Liberty Formula One*	240,416	11,590,455
Nintendo Co Ltd	25,400	14,776,269
Sea Ltd (ADR)*	29,541	8,111,959
		34,478,683
Hotels, Restaurants & Leisure – 5.3%
GVC Holdings PLC*	923,830	22,303,222
Yum China Holdings Inc	266,150	17,362,602
		39,665,824
Household Durables – 1.0%
Sony Corp	80,300	7,818,190
Insurance – 10.7%
AIA Group Ltd	1,882,800	23,401,321
Beazley PLC*	2,038,645	9,372,562
Intact Financial Corp	71,622	9,732,016
NN Group NV	502,083	23,679,959
Prudential PLC	725,885	13,789,616
		79,975,474
Interactive Media & Services – 5.7%
NAVER Corp	26,609	9,866,126
Tencent Holdings Ltd	436,000	32,795,044
		42,661,170
Internet & Direct Marketing Retail – 2.3%
Alibaba Group Holding Ltd*	618,116	17,514,653
Metals & Mining – 9.3%
Freeport-McMoRan Inc	357,157	13,254,096
Hindustan Zinc Ltd	3,692,019	16,854,383
Rio Tinto Ltd	150,672	14,306,999
Teck Resources Ltd	1,093,392	25,186,656
		69,602,134
Oil, Gas & Consumable Fuels – 5.3%
Canadian Natural Resources Ltd	699,237	25,368,318
Total SE	312,862	14,152,884
		39,521,202
Pharmaceuticals – 9.4%
AstraZeneca PLC	260,896	31,332,346
Novartis AG	143,257	13,058,844

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Sanofi	90,293	$9,459,114
Takeda Pharmaceutical Co Ltd	488,974	16,371,033
		70,221,337
Road & Rail – 2.1%
Central Japan Railway Co	101,700	15,427,125
Semiconductor & Semiconductor Equipment – 8.7%
ASML Holding NV	48,614	33,394,928
Taiwan Semiconductor Manufacturing Co Ltd	1,481,000	31,629,397
		65,024,325
Specialty Retail – 1.3%
Industria de Diseno Textil SA	264,736	9,325,160
Technology Hardware, Storage & Peripherals – 2.4%
Samsung Electronics Co Ltd	254,523	18,241,568
Textiles, Apparel & Luxury Goods – 2.4%
Samsonite International SA (144A)*	8,949,600	18,304,716
Trading Companies & Distributors – 5.1%
Ferguson PLC	275,003	38,226,029
Total Common Stocks (cost $520,766,800)		742,004,773
Investment Companies– 0.9%
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $6,603,931)	6,603,297	6,603,958
Investments Purchased with Cash Collateral from Securities Lending– 2.6%
Investment Companies – 2.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	15,579,892	15,579,892
Time Deposits – 0.5%
Royal Bank of Canada, 0.0500%, 7/1/21	$3,894,973	3,894,973
Total Investments Purchased with Cash Collateral from Securities Lending (cost $19,474,865)		19,474,865
Total Investments (total cost $546,845,596) – 102.5%		768,083,596
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(18,967,505)
Net Assets – 100%		$749,116,091

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$99,330,220	12.9%
United States	89,149,403	11.6
Netherlands	87,973,469	11.5
China	87,963,401	11.5
France	73,314,387	9.5
Canada	60,286,990	7.8
Japan	54,392,617	7.1
Hong Kong	41,706,037	5.4
Taiwan	39,741,356	5.2
South Korea	28,107,694	3.7
Sweden	23,380,599	3.0
India	16,854,383	2.2
Austria	15,375,139	2.0
Australia	14,306,999	1.9
Switzerland	13,058,844	1.7
Spain	9,325,160	1.2
Denmark	5,385,131	0.7
Ireland	5,322,788	0.7
Cayman Islands	3,108,979	0.4

Total	$768,083,596	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 0.9%
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$2,251	$-	$-	$6,603,958
Investments Purchased with Cash Collateral from Securities Lending - 2.1%
Investment Companies - 2.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	17,456∆	-	-	15,579,892
Total Affiliated Investments - 3.0%	$19,707	$-	$-	$22,183,850

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 0.9%
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	7,542,930	51,603,285	(52,542,257)	6,603,958
Investments Purchased with Cash Collateral from Securities Lending - 2.1%
Investment Companies - 2.1%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	84,752,919	(69,173,027)	15,579,892

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex- U.S. IndexSM	MSCI All Country World ex U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2021 is $18,304,716, which represents 2.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2021)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Linklogis Inc - Class B	4/1/21	$581,243	$571,575	0.1%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2021. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$742,004,773	$-	$-
Investment Companies	-	6,603,958	-
Investments Purchased with Cash Collateral from Securities Lending	-	19,474,865	-
Total Assets	$742,004,773	$26,078,823	$-

10	JUNE 30, 2021

Janus Henderson VIT Overseas Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Assets:
Unaffiliated investments, at value (cost $524,661,773)(1)	$745,899,746
Affiliated investments, at value (cost $22,183,823)	22,183,850
Non-interested Trustees' deferred compensation	18,240
Receivables:
Portfolio shares sold	1,120,816
Investments sold	762,842
Dividends	606,624
Foreign tax reclaims	555,045
Dividends from affiliates	248
Other assets	13,692
Total Assets	771,161,103
Liabilities:
Due to custodian	49
Foreign cash due to custodian	209
Collateral for securities loaned (Note 2)	19,474,865
Payables:	—
Portfolio shares repurchased	1,069,880
Investments purchased	740,856
Advisory fees	483,448
12b-1 Distribution and shareholder servicing fees	120,794
Transfer agent fees and expenses	33,010
Professional fees	24,967
Non-interested Trustees' deferred compensation fees	18,240
Custodian fees	9,703
Non-interested Trustees' fees and expenses	2,733
Affiliated portfolio administration fees payable	1,564
Accrued expenses and other payables	64,694
Total Liabilities	22,045,012
Net Assets	$749,116,091
Net Assets Consist of:
Capital (par value and paid-in surplus)	$782,914,545
Total distributable earnings (loss)	(33,798,454)
Total Net Assets	$749,116,091
Net Assets - Institutional Shares	$170,785,232
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,992,892
Net Asset Value Per Share	$42.77
Net Assets - Service Shares	$578,330,859
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,136,728
Net Asset Value Per Share	$40.91

(1) Includes $16,978,621 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Overseas Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2021

Investment Income:
Dividends	$9,403,095
Affiliated securities lending income, net	17,456
Dividends from affiliates	2,251
Unaffiliated securities lending income, net	444
Interest	7
Foreign tax withheld	(1,041,394)
Total Investment Income	8,381,859
Expenses:
Advisory fees	2,786,929
12b-1 Distribution and shareholder servicing fees:
Service Shares	690,715
Transfer agent administrative fees and expenses:
Institutional Shares	40,867
Service Shares	138,143
Other transfer agent fees and expenses:
Institutional Shares	4,095
Service Shares	5,846
Shareholder reports expense	34,650
Custodian fees	32,446
Professional fees	24,850
Affiliated portfolio administration fees	11,193
Registration fees	10,669
Non-interested Trustees’ fees and expenses	5,355
Other expenses	36,975
Total Expenses	3,822,733
Net Investment Income/(Loss)	4,559,126
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	58,281,444
Total Net Realized Gain/(Loss) on Investments	58,281,444
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation (includes $85,315 of foreign capital gains tax)	22,259,562
Total Change in Unrealized Net Appreciation/Depreciation	22,259,562
Net Increase/(Decrease) in Net Assets Resulting from Operations	$85,100,132

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson VIT Overseas Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2021 (unaudited)	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$4,559,126	$5,909,225
Net realized gain/(loss) on investments	58,281,444	49,866,866
Change in unrealized net appreciation/depreciation	22,259,562	38,061,460
Net Increase/(Decrease) in Net Assets Resulting from Operations	85,100,132	93,837,551
Dividends and Distributions to Shareholders:
Institutional Shares	(894,893)	(1,836,451)
Service Shares	(2,737,879)	(5,650,130)
Net Decrease from Dividends and Distributions to Shareholders	(3,632,772)	(7,486,581)
Capital Share Transactions:
Institutional Shares	(6,936,258)	(26,538,144)
Service Shares	(24,769,172)	(61,562,845)
Net Increase/(Decrease) from Capital Share Transactions	(31,705,430)	(88,100,989)
Net Increase/(Decrease) in Net Assets	49,761,930	(1,750,019)
Net Assets:
Beginning of period	699,354,161	701,104,180
End of period	$749,116,091	$699,354,161

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$38.21	$33.29	$26.71	$31.98	$24.79	$28.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.36	0.60	0.53	0.48	0.38
Net realized and unrealized gain/(loss)	4.49	4.99	6.56	(5.25)	7.20	(2.35)
Total from Investment Operations	4.78	5.35	7.16	(4.72)	7.68	(1.97)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.43)	(0.58)	(0.55)	(0.49)	(1.22)
Distributions (from capital gains)	—	—	—	—	—	(0.82)
Total Dividends and Distributions	(0.22)	(0.43)	(0.58)	(0.55)	(0.49)	(2.04)
Net Asset Value, End of Period	$42.77	$38.21	$33.29	$26.71	$31.98	$24.79
Total Return*	12.51%	16.30%	27.02%	(14.94)%	31.12%	(6.45)%
Net Assets, End of Period (in thousands)	$170,785	$159,005	$165,881	$143,912	$184,546	$158,362
Average Net Assets for the Period (in thousands)	$167,478	$138,082	$154,209	$172,398	$176,815	$163,322
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.83%	0.75%	0.60%	0.57%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.83%	0.75%	0.60%	0.57%	0.50%
Ratio of Net Investment Income/(Loss)	1.44%	1.15%	2.00%	1.71%	1.65%	1.50%
Portfolio Turnover Rate	13%	21%	23%	25%	33%	103%

Service Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$36.57	$31.90	$25.63	$30.74	$23.87	$27.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.27	0.50	0.44	0.39	0.30
Net realized and unrealized gain/(loss)	4.30	4.77	6.30	(5.05)	6.93	(2.27)
Total from Investment Operations	4.53	5.04	6.80	(4.61)	7.32	(1.97)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.37)	(0.53)	(0.50)	(0.45)	(1.18)
Distributions (from capital gains)	—	—	—	—	—	(0.82)
Total Dividends and Distributions	(0.19)	(0.37)	(0.53)	(0.50)	(0.45)	(2.00)
Net Asset Value, End of Period	$40.91	$36.57	$31.90	$25.63	$30.74	$23.87
Total Return*	12.39%	15.99%	26.76%	(15.17)%	30.80%	(6.71)%
Net Assets, End of Period (in thousands)	$578,331	$540,349	$535,223	$483,432	$636,671	$529,492
Average Net Assets for the Period (in thousands)	$566,209	$468,995	$508,303	$587,476	$598,500	$554,215
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.08%	0.99%	0.85%	0.82%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.08%	0.99%	0.85%	0.82%	0.75%
Ratio of Net Investment Income/(Loss)	1.20%	0.92%	1.76%	1.46%	1.40%	1.25%
Portfolio Turnover Rate	13%	21%	23%	25%	33%	103%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

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These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital Management LLC ("Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid

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than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$16,978,621	$—	$(16,978,621)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and

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resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $16,978,621. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $19,474,865, resulting in the net amount due to the counterparty of $2,496,244.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pay Janus Capital an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”)

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calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the MSCI All Country World ex-U.S. Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.77%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded

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the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $16,571 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $308,300 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital Management LLC (“Janus Capital”) has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

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Notes to Financial Statements (unaudited)

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (44,290,956)	$ (267,920,165)	$ (312,211,121)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 550,068,341	$239,594,742	$(21,579,487)	$ 218,015,255

5. Capital Share Transactions

	Period ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	200,652	$ 8,207,267	333,061	$ 10,228,781
Reinvested dividends and distributions	20,450	894,893	56,583	1,836,451
Shares repurchased	(389,569)	(16,038,418)	(1,211,285)	(38,603,376)
Net Increase/(Decrease)	(168,467)	$ (6,936,258)	(821,641)	$(26,538,144)
Service Shares:
Shares sold	534,767	$ 21,193,553	901,527	$ 24,892,739
Reinvested dividends and distributions	65,406	2,737,879	181,432	5,650,130
Shares repurchased	(1,238,586)	(48,700,604)	(3,088,372)	(92,105,714)
Net Increase/(Decrease)	(638,413)	$(24,769,172)	(2,005,413)	$(61,562,845)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$94,202,886	$ 123,342,862	$ -	$ -

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Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received, and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for

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Additional Information (unaudited)

each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2019, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund

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Additional Information (unaudited)

could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Portfolio’s liquidity. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

32	JUNE 30, 2021

Janus Henderson VIT Overseas Portfolio

Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment

Janus Aspen Series	33

Janus Henderson VIT Overseas Portfolio

Useful Information About Your Portfolio Report (unaudited)

income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

34	JUNE 30, 2021

Janus Henderson VIT Overseas Portfolio

Notes

NotesPage1

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Janus Henderson VIT Overseas Portfolio

Notes

NotesPage2

36	JUNE 30, 2021

Janus Henderson VIT Overseas Portfolio

Notes

NotesPage3

Janus Aspen Series	37

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81120 08-21

SEMIANNUAL REPORT June 30, 2021

Janus Henderson VIT Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

PORTFOLIO SNAPSHOT

By investing in the best ideas from each global research sector team, this U.S. large-cap growth fund seeks long-term growth of capital with volatility similar to its peers. Our analysts identify industry-leading companies with brand power, enduring business models and strong competitive positioning.

Team-Based Approach Led by Matthew Peron, Director of Research

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	3.36%	0.63%	Sarepta Therapeutics Inc	0.51%	-0.40%
Lam Research Corp	1.92%	0.31%	RingCentral Inc	1.05%	-0.39%
Alphabet Inc - Class C	5.64%	0.18%	CoStar Group Inc	1.39%	-0.30%
Blackstone Group Inc	0.49%	0.18%	Vertex Pharmaceuticals Inc	1.04%	-0.21%
Roku Inc	0.63%	0.15%	Zendesk Inc	1.61%	-0.19%

	4 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Industrials	0.57%	7.11%	7.45%
	Communications	0.09%	14.09%	13.88%
	Consumer	0.07%	18.08%	18.06%
	Energy	0.02%	0.14%	0.11%

	4 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Healthcare	-0.89%	13.56%	13.51%
	Financials	-0.46%	9.10%	9.25%
	Technology	-0.17%	37.71%	37.74%
	Other**	-0.08%	0.21%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

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Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.9%
Amazon.com Inc
Internet & Direct Marketing Retail	7.6%
Alphabet Inc - Class C
Interactive Media & Services	6.3%
Apple Inc
Technology Hardware, Storage & Peripherals	4.6%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	4.5%
31.9%

Asset Allocation - (% of Net Assets)
Common Stocks	99.2%
Investment Companies	1.5%
Investments Purchased with Cash Collateral from Securities Lending	0.7%
Other	(1.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of December 31, 2020

2	JUNE 30, 2021

Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021						Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	11.83%	38.20%	20.76%	15.47%	10.00%	0.60%
Service Shares	11.70%	37.84%	20.45%	15.18%	9.71%	0.85%
Russell 1000 Growth Index	12.99%	42.50%	23.66%	17.87%	11.11%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%	10.49%
Core Growth Index	14.16%	41.73%	20.65%	16.36%	10.84%
Morningstar Quartile - Institutional Shares	-	3rd	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	-	892/1,259	735/1,150	678/1,012	248/369

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2021 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT Research Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

4	JUNE 30, 2021

Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Institutional Shares	$1,000.00	$1,118.30	$3.10	$1,000.00	$1,021.87	$2.96	0.59%
Service Shares	$1,000.00	$1,117.00	$4.36	$1,000.00	$1,020.68	$4.16	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 99.2%
Aerospace & Defense – 2.0%
Howmet Aerospace Inc*	122,596	$4,225,884
L3Harris Technologies Inc	23,482	5,075,634
Teledyne Technologies Inc*	10,670	4,468,916
		13,770,434
Air Freight & Logistics – 1.7%
United Parcel Service Inc	56,223	11,692,697
Auto Components – 0.6%
Aptiv PLC*	25,506	4,012,859
Beverages – 1.3%
Constellation Brands Inc	36,810	8,609,491
Biotechnology – 3.2%
AbbVie Inc	75,378	8,490,578
Global Blood Therapeutics Inc*	49,151	1,721,268
Neurocrine Biosciences Inc*	34,907	3,397,149
Sarepta Therapeutics Inc*	42,212	3,281,561
Vertex Pharmaceuticals Inc*	25,033	5,047,404
		21,937,960
Capital Markets – 1.1%
Apollo Global Management Inc	47,377	2,946,849
Blackstone Group Inc	44,694	4,341,575
		7,288,424
Chemicals – 1.5%
Air Products & Chemicals Inc	13,194	3,795,650
Sherwin-Williams Co	23,545	6,414,835
		10,210,485
Commercial Services & Supplies – 0.4%
Copart Inc*	21,510	2,835,663
Containers & Packaging – 0.4%
Ball Corp	33,921	2,748,279
Diversified Consumer Services – 0.4%
Terminix Global Holdings Inc*	63,289	3,019,518
Entertainment – 2.5%
Liberty Media Corp-Liberty Formula One*	128,562	6,197,974
Netflix Inc*	21,010	11,097,692
		17,295,666
Health Care Equipment & Supplies – 2.9%
Abbott Laboratories	33,798	3,918,202
Boston Scientific Corp*	91,884	3,928,960
Dentsply Sirona Inc	46,285	2,927,989
DexCom Inc*	9,281	3,962,987
Edwards Lifesciences Corp*	49,727	5,150,225
		19,888,363
Health Care Providers & Services – 0.5%
Humana Inc	7,787	3,447,461
Hotels, Restaurants & Leisure – 1.7%
Aramark	121,131	4,512,130
Caesars Entertainment Inc*	66,308	6,879,455
		11,391,585
Household Durables – 0.7%
Roku Inc*	10,417	4,784,007
Household Products – 1.5%
Procter & Gamble Co	78,543	10,597,807
Industrial Conglomerates – 0.8%
Honeywell International Inc	24,018	5,268,348
Information Technology Services – 8.3%
Fidelity National Information Services Inc	41,676	5,904,239
Mastercard Inc	61,005	22,272,315
Okta Inc*	7,024	1,718,632
Snowflake Inc - Class A*	13,810	3,339,258

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Information Technology Services– (continued)
Visa Inc	92,222	$21,563,348
Wix.com Ltd*	7,920	2,299,018
		57,096,810
Insurance – 0.5%
Aon PLC	15,651	3,736,833
Interactive Media & Services – 10.9%
Alphabet Inc - Class C*	17,293	43,341,792
Facebook Inc*	83,144	28,910,000
Snap Inc*	40,947	2,790,129
		75,041,921
Internet & Direct Marketing Retail – 10.6%
Amazon.com Inc*	15,150	52,118,424
Booking Holdings Inc*	3,797	8,308,178
DoorDash Inc - Class A*	24,192	4,314,159
Farfetch Ltd - Class A*	66,273	3,337,508
Wayfair Inc*	15,447	4,876,772
		72,955,041
Life Sciences Tools & Services – 1.1%
Illumina Inc*	10,076	4,768,064
Thermo Fisher Scientific Inc	5,266	2,656,539
		7,424,603
Machinery – 0.6%
Ingersoll Rand Inc*	90,471	4,415,890
Oil, Gas & Consumable Fuels – 0.3%
Cheniere Energy Inc*	27,227	2,361,670
Pharmaceuticals – 1.4%
AstraZeneca PLC (ADR)#	81,073	4,856,273
Horizon Therapeutics PLC*	21,410	2,004,832
Merck & Co Inc	38,653	3,006,044
		9,867,149
Professional Services – 1.1%
CoStar Group Inc*	91,560	7,582,999
Real Estate Management & Development – 0.2%
Redfin Corp*	21,306	1,351,013
Road & Rail – 1.9%
JB Hunt Transport Services Inc	26,415	4,304,324
Uber Technologies Inc*	179,017	8,972,332
		13,276,656
Semiconductor & Semiconductor Equipment – 10.4%
Advanced Micro Devices Inc*	22,389	2,102,999
ASML Holding NV	10,456	7,223,423
Lam Research Corp	18,211	11,849,898
Marvell Technology Inc	39,714	2,316,518
Microchip Technology Inc	22,686	3,397,002
NVIDIA Corp	38,332	30,669,433
Texas Instruments Inc	56,535	10,871,681
Xilinx Inc	23,314	3,372,137
		71,803,091
Software – 20.7%
Adobe Inc*	41,370	24,227,927
Atlassian Corp PLC*	32,453	8,335,878
Autodesk Inc*	29,597	8,639,364
Avalara Inc*	30,614	4,953,345
Cadence Design Systems Inc*	23,193	3,173,266
Microsoft Corp	227,188	61,545,229
RingCentral Inc*	22,520	6,543,862
SS&C Technologies Holdings Inc	20,203	1,455,828
Tyler Technologies Inc*	12,431	5,623,412
Workday Inc*	29,852	7,126,867

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Zendesk Inc*	76,789	$11,083,724
		142,708,702
Specialty Retail – 1.4%
Burlington Stores Inc*	18,242	5,873,742
Vroom Inc*,#	92,309	3,864,055
		9,737,797
Technology Hardware, Storage & Peripherals – 4.6%
Apple Inc	228,955	31,357,677
Textiles, Apparel & Luxury Goods – 1.4%
NIKE Inc	62,771	9,697,492
Trading Companies & Distributors – 0.2%
Ferguson PLC	9,418	1,309,123
Wireless Telecommunication Services – 0.4%
T-Mobile US Inc*	17,399	2,519,897
Total Common Stocks (cost $360,892,458)		683,043,411
Investment Companies– 1.5%
Money Markets – 1.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $10,399,690)	10,398,650	10,399,690
Investments Purchased with Cash Collateral from Securities Lending– 0.7%
Investment Companies – 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	3,699,859	3,699,859
Time Deposits – 0.1%
Royal Bank of Canada, 0.0500%, 7/1/21	$924,965	924,965
Total Investments Purchased with Cash Collateral from Securities Lending (cost $4,624,824)		4,624,824
Total Investments (total cost $375,916,972) – 101.4%		698,067,925
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(9,528,171)
Net Assets – 100%		$688,539,754

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$672,015,825	96.3%
Australia	8,335,878	1.2
United Kingdom	8,193,781	1.2
Netherlands	7,223,423	1.0
Israel	2,299,018	0.3

Total	$698,067,925	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 1.5%
Money Markets - 1.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$319	$-	$-	$10,399,690
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	4,159∆	-	-	3,699,859
Total Affiliated Investments - 2.1%	$4,478	$-	$-	$14,099,549

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 1.5%
Money Markets - 1.5%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	1,551,134	46,282,913	(37,434,357)	10,399,690
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	1,318,917	28,407,406	(26,026,464)	3,699,859

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$683,043,411	$-	$-
Investment Companies	-	10,399,690	-
Investments Purchased with Cash Collateral from Securities Lending	-	4,624,824	-
Total Assets	$683,043,411	$15,024,514	$-

10	JUNE 30, 2021

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Assets:
Unaffiliated investments, at value (cost $361,817,423)(1)	$683,968,376
Affiliated investments, at value (cost $14,099,549)	14,099,549
Non-interested Trustees' deferred compensation	16,776
Receivables:
Investments sold	3,617,061
Dividends	155,620
Portfolio shares sold	99,295
Foreign tax reclaims	1,931
Dividends from affiliates	33
Other assets	73,823
Total Assets	702,032,464
Liabilities:
Due to custodian	87
Foreign cash due to custodian	421,137
Collateral for securities loaned (Note 2)	4,624,824
Payables:	—
Investments purchased	7,492,086
Portfolio shares repurchased	513,268
Advisory fees	282,915
12b-1 Distribution and shareholder servicing fees	36,536
Transfer agent fees and expenses	29,629
Professional fees	25,213
Non-interested Trustees' deferred compensation fees	16,776
Non-interested Trustees' fees and expenses	2,472
Affiliated portfolio administration fees payable	1,375
Custodian fees	846
Accrued expenses and other payables	45,546
Total Liabilities	13,492,710
Net Assets	$688,539,754
Net Assets Consist of:
Capital (par value and paid-in surplus)	$301,296,141
Total distributable earnings (loss)	387,243,613
Total Net Assets	$688,539,754
Net Assets - Institutional Shares	$505,541,079
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,661,294
Net Asset Value Per Share	$52.33
Net Assets - Service Shares	$182,998,675
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,619,408
Net Asset Value Per Share	$50.56

(1) Includes $4,530,170 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

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Janus Henderson VIT Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2021

Investment Income:
Dividends	$2,156,246
Affiliated securities lending income, net	4,159
Dividends from affiliates	319
Unaffiliated securities lending income, net	164
Other income	16
Foreign tax withheld	(2,933)
Total Investment Income	2,157,971
Expenses:
Advisory fees	1,626,265
12b-1 Distribution and shareholder servicing fees:
Service Shares	210,906
Transfer agent administrative fees and expenses:
Institutional Shares	116,710
Service Shares	42,181
Other transfer agent fees and expenses:
Institutional Shares	11,701
Service Shares	1,811
Professional fees	23,057
Shareholder reports expense	15,036
Registration fees	11,471
Affiliated portfolio administration fees	9,889
Non-interested Trustees’ fees and expenses	4,598
Custodian fees	3,282
Other expenses	39,548
Total Expenses	2,116,455
Net Investment Income/(Loss)	41,516
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	66,742,761
Total Net Realized Gain/(Loss) on Investments	66,742,761
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,952,413
Total Change in Unrealized Net Appreciation/Depreciation	6,952,413
Net Increase/(Decrease) in Net Assets Resulting from Operations	$73,736,690

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2021 (unaudited)	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$41,516	$1,465,477
Net realized gain/(loss) on investments	66,742,761	34,158,380
Change in unrealized net appreciation/depreciation	6,952,413	129,988,619
Net Increase/(Decrease) in Net Assets Resulting from Operations	73,736,690	165,612,476
Dividends and Distributions to Shareholders:
Institutional Shares	(25,510,438)	(35,272,315)
Service Shares	(9,384,084)	(13,034,956)
Net Decrease from Dividends and Distributions to Shareholders	(34,894,522)	(48,307,271)
Capital Share Transactions:
Institutional Shares	2,255,912	(10,891,213)
Service Shares	718,792	(9,193,039)
Net Increase/(Decrease) from Capital Share Transactions	2,974,704	(20,084,252)
Net Increase/(Decrease) in Net Assets	41,816,872	97,220,953
Net Assets:
Beginning of period	646,722,882	549,501,929
End of period	$688,539,754	$646,722,882

See Notes to Financial Statements.

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Janus Henderson VIT Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$49.35	$40.79	$33.70	$36.51	$28.93	$30.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.14	0.21	0.19	0.16	0.14
Net realized and unrealized gain/(loss)	5.72	12.20	11.26	(0.94)	7.87	(0.03)
Total from Investment Operations	5.74	12.34	11.47	(0.75)	8.03	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.18)	(0.18)	(0.21)	(0.13)	(0.16)
Distributions (from capital gains)	(2.71)	(3.60)	(4.20)	(1.85)	(0.32)	(1.86)
Total Dividends and Distributions	(2.76)	(3.78)	(4.38)	(2.06)	(0.45)	(2.02)
Net Asset Value, End of Period	$52.33	$49.35	$40.79	$33.70	$36.51	$28.93
Total Return*	11.83%	32.95%	35.52%	(2.58)%	27.88%	0.50%
Net Assets, End of Period (in thousands)	$505,541	$474,525	$398,888	$328,803	$379,048	$330,516
Average Net Assets for the Period (in thousands)	$478,560	$414,413	$374,004	$380,194	$360,896	$353,738
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.60%	0.59%	0.58%	0.61%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.60%	0.59%	0.58%	0.61%	0.62%
Ratio of Net Investment Income/(Loss)	0.08%	0.33%	0.55%	0.50%	0.48%	0.47%
Portfolio Turnover Rate	21%	33%	38%	47%	55%	58%

Service Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$47.78	$39.64	$32.87	$35.68	$28.31	$30.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	0.03	0.11	0.09	0.08	0.06
Net realized and unrealized gain/(loss)	5.54	11.80	10.98	(0.92)	7.69	(0.02)
Total from Investment Operations	5.50	11.83	11.09	(0.83)	7.77	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.09)	(0.12)	(0.13)	(0.08)	(0.11)
Distributions (from capital gains)	(2.71)	(3.60)	(4.20)	(1.85)	(0.32)	(1.86)
Total Dividends and Distributions	(2.72)	(3.69)	(4.32)	(1.98)	(0.40)	(1.97)
Net Asset Value, End of Period	$50.56	$47.78	$39.64	$32.87	$35.68	$28.31
Total Return*	11.70%	32.58%	35.22%	(2.84)%	27.55%	0.27%
Net Assets, End of Period (in thousands)	$182,999	$172,198	$150,614	$126,817	$160,439	$143,900
Average Net Assets for the Period (in thousands)	$172,974	$151,973	$141,550	$148,101	$155,006	$151,772
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.85%	0.84%	0.83%	0.86%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.85%	0.84%	0.83%	0.86%	0.87%
Ratio of Net Investment Income/(Loss)	(0.17)%	0.08%	0.30%	0.25%	0.23%	0.22%
Portfolio Turnover Rate	21%	33%	38%	47%	55%	58%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14	JUNE 30, 2021

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	15

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

16	JUNE 30, 2021

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States.

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Notes to Financial Statements (unaudited)

These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital Management LLC ("Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

18	JUNE 30, 2021

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$4,530,170	$—	$(4,530,170)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2021, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $4,530,170. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2021 is $4,624,824, resulting in the net amount due to the counterparty of $94,654.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000 Growth Index®. Effective May 1, 2020, the Core Growth Index was eliminated from the Performance Adjustment calculation for the Portfolio..

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee

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Notes to Financial Statements (unaudited)

Rate plus/minus any Performance Adjustment. For the period ended June 30, 2021, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.50%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $16,571 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized

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Notes to Financial Statements (unaudited)

appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $308,300 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 377,369,770	$323,791,360	$ (3,093,205)	$ 320,698,155

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	77,542	$ 3,909,948	202,327	$ 8,569,372
Reinvested dividends and distributions	503,363	25,510,438	921,801	35,272,315
Shares repurchased	(536,022)	(27,164,474)	(1,285,622)	(54,732,900)
Net Increase/(Decrease)	44,883	$ 2,255,912	(161,494)	$(10,891,213)
Service Shares:
Shares sold	93,344	$ 4,578,964	258,558	$ 10,480,986
Reinvested dividends and distributions	191,590	9,384,084	352,420	13,034,956
Shares repurchased	(269,411)	(13,244,256)	(807,058)	(32,708,981)
Net Increase/(Decrease)	15,523	$ 718,792	(196,080)	$ (9,193,039)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$138,391,801	$ 174,362,268	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received, and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for

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Additional Information (unaudited)

each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2019, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such

28	JUNE 30, 2021

Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund

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Additional Information (unaudited)

could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Portfolio’s liquidity. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Janus Henderson VIT Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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Useful Information About Your Portfolio Report (unaudited)

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment

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Janus Henderson VIT Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series	33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-93078 08-21

SEMIANNUAL REPORT June 30, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Aspen Series

HIGHLIGHTS • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT U.S. Low Volatility Portfolio

PORTFOLIO SNAPSHOT

An all-equity portfolio that targets returns similar to the S&P 500® Index with lower absolute volatility over a market cycle. Our active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.

Sub-advised by Intech Investment Management LLC

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Portfolio At A Glance

June 30, 2021

5 Largest Equity Holdings - (% of Net Assets)
Apple Inc
Technology Hardware, Storage & Peripherals	4.5%
Microsoft Corp
Software	4.4%
Johnson & Johnson
Pharmaceuticals	3.9%
Procter & Gamble Co
Household Products	3.3%
Walmart Inc
Food & Staples Retailing	3.0%
19.1%

Asset Allocation - (% of Net Assets)
Common Stocks	100.0%
Investment Companies	0.8%
Other	(0.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2021	As of December 31, 2020

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2021					Prospectus Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡
Service Shares	9.53%	21.54%	9.37%	11.79%	0.83%
S&P 500 Index	15.25%	40.79%	17.65%	15.58%
Morningstar Quartile - Service Shares	-	4th	4th	2nd
Morningstar Ranking - based on total returns for Large Value Funds	-	1,212/1,221	992/1,119	457/1,005

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The proprietary mathematical process used by Intech may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. Intech's low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2021 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

2	JUNE 30, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 6, 2012

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period (1/1/21 - 6/30/21)†	Net Annualized Expense Ratio (1/1/21 - 6/30/21)
Service Shares	$1,000.00	$1,095.30	$4.21	$1,000.00	$1,020.78	$4.06	0.81%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares		Value
Common Stocks– 100.0%
Aerospace & Defense – 0.7%
L3Harris Technologies Inc	854	$184,592
Beverages – 0.6%
Monster Beverage Corp*	1,489	136,020
PepsiCo Inc	299	44,303
		180,323
Biotechnology – 2.1%
AbbVie Inc	1,481	166,820
Amgen Inc	450	109,688
Biogen Inc*	553	191,487
Gilead Sciences Inc	1,890	130,145
		598,140
Commercial Services & Supplies – 6.8%
Copart Inc*	5,325	701,995
Republic Services Inc	5,926	651,919
Waste Management Inc	4,019	563,102
		1,917,016
Communications Equipment – 2.9%
Motorola Solutions Inc	3,804	824,897
Construction & Engineering – 0.2%
Jacobs Engineering Group Inc	515	68,711
Diversified Financial Services – 0.5%
Berkshire Hathaway Inc*	460	127,843
Diversified Telecommunication Services – 0.2%
Verizon Communications Inc	1,067	59,784
Electric Utilities – 1.5%
Eversource Energy	4,235	339,816
NextEra Energy Inc	807	59,137
Xcel Energy Inc	347	22,860
		421,813
Entertainment – 0.4%
Walt Disney Co*	632	111,087
Equity Real Estate Investment Trusts (REITs) – 0.1%
Crown Castle International Corp	76	14,828
Food & Staples Retailing – 5.9%
Costco Wholesale Corp	1,834	725,659
Kroger Co	1,936	74,168
Walmart Inc	6,061	854,722
		1,654,549
Food Products – 4.2%
Campbell Soup Co	2,727	124,324
Conagra Brands Inc	1,148	41,764
Hershey Co	2,137	372,223
Kellogg Co	2,249	144,678
Kraft Heinz Co	806	32,869
McCormick & Co Inc/MD	726	64,120
Mondelez International Inc	6,392	399,117
		1,179,095
Health Care Equipment & Supplies – 7.8%
Boston Scientific Corp*	3,644	155,817
Danaher Corp	2,267	608,372
Dentsply Sirona Inc	4,809	304,217
Medtronic PLC	1,681	208,663
ResMed Inc	1,679	413,907
STERIS PLC	1,338	276,029
West Pharmaceutical Services Inc	592	212,587
		2,179,592
Health Care Providers & Services – 3.4%
Anthem Inc	18	6,872
CVS Health Corp	434	36,213

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares		Value
Common Stocks– (continued)
Health Care Providers & Services– (continued)
Humana Inc	192	$85,002
Quest Diagnostics Inc	3,782	499,111
UnitedHealth Group Inc	830	332,365
		959,563
Health Care Technology – 1.7%
Cerner Corp	6,054	473,181
Hotels, Restaurants & Leisure – 4.1%
McDonald's Corp	3,220	743,788
Yum! Brands Inc	3,655	420,435
		1,164,223
Household Durables – 1.3%
Garmin Ltd	2,510	363,046
Household Products – 5.1%
Church & Dwight Co Inc	4,322	368,321
Colgate-Palmolive Co	1,922	156,355
Procter & Gamble Co	6,813	919,278
		1,443,954
Information Technology Services – 4.0%
Accenture PLC	560	165,082
Akamai Technologies Inc*	3,270	381,282
Broadridge Financial Solutions Inc	1,468	237,126
Cognizant Technology Solutions Corp	487	33,730
International Business Machines Corp	2,088	306,080
		1,123,300
Insurance – 10.9%
Allstate Corp	5,452	711,159
Aon PLC	122	29,129
Arthur J Gallagher & Co	498	69,760
Assurant Inc	1,686	263,319
Everest Re Group Ltd	474	119,453
Marsh & McLennan Cos Inc	2,933	412,614
Progressive Corp	7,569	743,352
Willis Towers Watson PLC	3,054	702,481
		3,051,267
Interactive Media & Services – 1.7%
Alphabet Inc - Class A*	58	141,624
Alphabet Inc - Class C*	52	130,329
Facebook Inc*	575	199,933
		471,886
Internet & Direct Marketing Retail – 2.6%
Amazon.com Inc*	213	732,754
Life Sciences Tools & Services – 0.3%
Waters Corp*	243	83,983
Machinery – 0.6%
Trane Technologies PLC	863	158,913
Media – 0.6%
Charter Communications Inc*	243	175,312
Multiline Retail – 2.6%
Dollar General Corp	1,237	267,674
Target Corp	1,897	458,581
		726,255
Multi-Utilities – 2.9%
Consolidated Edison Inc	9,115	653,728
Dominion Energy Inc	1,346	99,025
WEC Energy Group Inc	651	57,906
		810,659
Personal Products – 2.8%
Estee Lauder Cos Inc	2,507	797,427

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Shares		Value
Common Stocks– (continued)
Pharmaceuticals – 6.1%
Bristol-Myers Squibb Co	1,372	$91,677
Eli Lilly & Co	219	50,265
Johnson & Johnson	6,592	1,085,966
Zoetis Inc	2,589	482,486
		1,710,394
Professional Services – 0.2%
Leidos Holdings Inc	630	63,693
Software – 7.8%
Citrix Systems Inc	3,911	458,643
Microsoft Corp	4,552	1,233,137
NortonLifeLock Inc	9,333	254,044
Oracle Corp	3,058	238,035
		2,183,859
Technology Hardware, Storage & Peripherals – 4.5%
Apple Inc	9,273	1,270,030
Water Utilities – 0.4%
American Water Works Co Inc	666	102,651
Wireless Telecommunication Services – 2.5%
T-Mobile US Inc*	4,891	708,364
Total Common Stocks (cost $24,558,967)		28,096,984
Investment Companies– 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $234,921)	234,898	234,921
Total Investments (total cost $24,793,888) – 100.8%		28,331,905
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(236,285)
Net Assets – 100%		$28,095,620

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2021

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$1,942	$85	$(85)	$234,921
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	12,136∆	-	-	-
Total Affiliated Investments - 0.8%	$14,078	$85	$(85)	$234,921

	Value at 12/31/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	7,489,512	66,852,385	(74,106,976)	234,921
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	1,951,837	4,557,196	(6,509,033)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2021. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$28,096,984	$-	$-
Investment Companies	-	234,921	-
Total Assets	$28,096,984	$234,921	$-

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Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2021

Assets:
Unaffiliated investments, at value (cost $24,558,967)	$28,096,984
Affiliated investments, at value (cost $234,921)	234,921
Non-interested Trustees' deferred compensation	684
Receivables:
Dividends	390,073
Foreign tax reclaims	11,001
Portfolio shares sold	4,358
Dividends from affiliates	71
Other assets	2,470
Total Assets	28,740,562
Liabilities:
Due to custodian	145
Payables:	—
Advisory fees	367,479
12b-1 Distribution and shareholder servicing fees	183,907
Transfer agent fees and expenses	38,281
Compliance Office fees	23,206
Professional fees	19,724
Affiliated portfolio administration fees payable	1,839
Portfolio shares repurchased	1,615
Custodian fees	885
Non-interested Trustees' deferred compensation fees	684
Non-interested Trustees' fees and expenses	105
Accrued expenses and other payables	7,072
Total Liabilities	644,942
Net Assets	$28,095,620
Net Assets Consist of:
Capital (par value and paid-in surplus)	$(182,202,885)
Total distributable earnings (loss)	210,298,505
Total Net Assets	$28,095,620
Net Assets - Service Shares	$28,095,620
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,732,465
Net Asset Value Per Share	$16.22

See Notes to Financial Statements.

10	JUNE 30, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2021

Investment Income:
Dividends	$7,691,357
Affiliated securities lending income, net	12,136
Dividends from affiliates	1,942
Unaffiliated securities lending income, net	46
Foreign tax withheld	1,481
Total Investment Income	7,706,962
Expenses:
Advisory fees	2,387,441
12b-1 Distribution and shareholder servicing fees	1,193,721
Transfer agent administrative fees and expenses	238,744
Other transfer agent fees and expenses	9,779
Professional fees	17,890
Affiliated portfolio administration fees	14,940
Custodian fees	3,133
Non-interested Trustees’ fees and expenses	3,070
Shareholder reports expense	3,022
Registration fees	43
Other expenses	39,243
Total Expenses	3,911,026
Less: Excess Expense Reimbursement and Waivers	(336)
Net Expenses	3,910,690
Net Investment Income/(Loss)	3,796,272
Net Realized Gain/(Loss) on Investments:
Investments(1)	320,945,052
Investments in affiliates	85
Total Net Realized Gain/(Loss) on Investments	320,945,137
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(234,774,246)
Investments in affiliates	(85)
Total Change in Unrealized Net Appreciation/Depreciation	(234,774,331)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$89,967,078

(1) Includes $191,581,620 of realized gains and losses resulting from a redemption-in-kind during the period ended June 30, 2021.

See Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT U.S. Low Volatility Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2021 (unaudited)	Year ended December 31, 2020

Operations:
Net investment income/(loss)	$3,796,272	$16,637,645
Net realized gain/(loss) on investments	320,945,137	72,947,608
Change in unrealized net appreciation/depreciation	(234,774,331)	(56,687,787)
Net Increase/(Decrease) in Net Assets Resulting from Operations	89,967,078	32,897,466
Dividends and Distributions to Shareholders:
Dividends and Distributions to Shareholders	(195,141,718)	(88,541,700)
Net Decrease from Dividends and Distributions to Shareholders	(195,141,718)	(88,541,700)
Capital Shares Transactions	(859,934,064)	(38,479,019)
Net Increase/(Decrease) in Net Assets	(965,108,704)	(94,123,253)
Net Assets:
Beginning of period	993,204,324	1,087,327,577
End of period	$28,095,620	$993,204,324

See Notes to Financial Statements.

12	JUNE 30, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2021 (unaudited) and the year ended December 31	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.30	$19.43	$16.05	$17.43	$15.30	$14.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.30	0.34	0.28	0.24	0.26
Net realized and unrealized gain/(loss)	1.66	0.20	4.07	(1.05)	2.11	1.14
Total from Investment Operations	1.73	0.50	4.41	(0.77)	2.35	1.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.35)	(0.31)	(0.30)	(0.22)	(0.23)
Distributions (from capital gains)	(3.66)	(1.28)	(0.72)	(0.31)	—	(0.23)
Total Dividends and Distributions	(3.81)	(1.63)	(1.03)	(0.61)	(0.22)	(0.46)
Net Asset Value, End of Period	$16.22	$18.30	$19.43	$16.05	$17.43	$15.30
Total Return*	9.60%	3.51%	28.05%	(4.58)%	15.44%	9.71%
Net Assets, End of Period (in thousands)	$28,096	$993,204	$1,087,328	$1,004,693	$1,150,778	$962,999
Average Net Assets for the Period (in thousands)	$979,190	$996,571	$1,073,019	$1,106,198	$1,059,734	$831,798
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.83%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.83%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	0.78%	1.67%	1.85%	1.61%	1.50%	1.72%
Portfolio Turnover Rate	85%	44%	15%	20%	18%	29%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT U.S. Low Volatility Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

14	JUNE 30, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Aspen Series	15

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital Management LLC ("Janus Capital") or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also

16	JUNE 30, 2021

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Portfolio’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital

Janus Aspen Series	17

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2021.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Portfolio. As subadviser, Intech provides day-to-day management of the investment operations of the Portfolio subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursement).

Janus Capital has contractually agreed to waive the investment advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees, transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Portfolio’s average daily net assets for at least a one-year period commencing April 30, 2021. Effective June 28, 2021, Janus Capital has voluntarily agreed to waive the investment advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Portfolio’s average daily net assets through April 30, 2022, unless the Board of Trustees and Janus Capital agree to terminate the voluntary waiver earlier. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to

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Notes to Financial Statements (unaudited)

their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $16,571 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2021. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2021 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2021 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $308,300 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2021.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated

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Notes to Financial Statements (unaudited)

money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2021 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2021 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 24,838,247	$ 3,733,679	$ (240,021)	$ 3,493,658

5. Capital Share Transactions

	Period ended June 30, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount

Service Shares:
Shares sold	2,215,230	$ 40,410,096	4,637,335	$ 80,955,490
Reinvested dividends and distributions	12,120,604	195,141,718	5,341,690	88,541,700
Shares repurchased	(66,879,293)	(1,095,485,878)	(11,652,479)	(207,976,209)
Net Increase/(Decrease)	(52,543,459)	$ (859,934,064)	(1,673,454)	$(38,479,019)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$725,765,096	$1,767,314,135	$ -	$ -

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Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2021 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received, and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for

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Additional Information (unaudited)

each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2019, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund

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Additional Information (unaudited)

could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees of the Portfolio (the “Trustees”) have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP (the “Liquidity Risk Working Group”).

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2021, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Program Administrator Report discussed the operation and effectiveness of the LRMP during the Reporting Period. It noted that the Portfolio was able to meet redemptions during the normal course of business during the Reporting Period, and discussed the additional actions that the Liquidity Risk Working Group took during the period of market volatility in the spring of 2020 to monitor the Portfolio’s liquidity. The Program Administrator Report also stated that the Portfolio did not exceed the 15% limit on illiquid assets during the Reporting Period, that the Portfolio held primarily highly liquid assets, and was considered to be a primarily highly liquid fund during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the risks to which an investment in the Portfolio may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

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The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment

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Useful Information About Your Portfolio Report (unaudited)

income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81127 08-21

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 30, 2021

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: August 30, 2021